UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8009

                           PBHG Insurance Series Fund
               (Exact name of registrant as specified in charter)

                                    --------

                            1400 Liberty Ridge Drive
                                 Wayne, PA 19087
               (Address of principal executive offices) (Zip code)

                                David J. Bullock
                    1400 Liberty Ridge Drive, Wayne, PA 19087
                     (Name and address of agent for service)

                                   Copies to:

----------------------------------            ----------------------------------
   William H. Rheiner, Esq.                        John M. Zerr, Esq.
Ballard Spahr Andrews & Ingersoll             Pilgrim Baxter & Associates, Ltd.
 1735 Market Street, 51st Floor                 1400 Liberty Ridge Drive
  Philadelphia, PA 19103-7599                       Wayne, PA 19087
       (215) 864-8600                               (610) 578-1206
-----------------------------------           ----------------------------------

       Registrant's telephone number, including area code: 1-800-433-0051

                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

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Item 1.    Reports to Stockholders.


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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003




O PBHG GROWTH II PORTFOLIO


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PBHG Insurance Series Fund
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PBHG GROWTH II PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.



Sincerely,



/S/ DAVID J. BULLOCK



David J. Bullock

President

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

Dear Shareholder:

PERFORMANCE REVIEW

The year 2003 brought many encouraging signs of an improving global economy as well as impressive gains for U.S. stock markets. Skepticism was prevalent during the start of the year due to rising energy prices, talk of war and weak economic data. However, the release of strong first quarter earnings reports combined with a quick end to major combat in Iraq helped propel the stock market forward. Massive monetary and fiscal stimulus acted as economic adrenaline, fending off recession relapse, boosting the financial system, driving corporate profits higher and pulling stock prices with them. It appears that corporate managements are more optimistic now that customers are willing to spend and this confidence has translated into an increase in the number of companies providing improved financial outlooks. Only a year ago many of these companies were still reducing their level of forward looking statements. And although the year didn't end as strong as some would have hoped, it certainly did well enough to cap a very favorable investing year.

While the Portfolio posted a solid gain of 25.70% at net asset value for the one year period which ended December 31, 2003, it underperformed compared to the benchmark, the Russell Midcap(R) Growth Index which posted a return of 42.71%. It's important to note that past performance is no guarantee of future results, and the investment return of the Portfolio will fluctuate over time. Investors should also keep in mind that an investment in smaller and mid-sized companies involves greater risk and price volatility than securities of larger, more established companies.

It was the first time in three years that the Russell Midcap(R) Growth Index outperformed its value counterpart for a calendar year. Technology was the strongest performing sector in 2003 for both the Index and the Portfolio. The Portfolio's technology weighting increased substantially during the period, due to a combination of stock performance appreciation and new investments. Some strong performing holdings in technology included Sandisk, Omnivision Technologies, and Altiris. We were overweight to the benchmark in this sector for most of the year due to our belief that a technology spending recovery was and remains underway, which should create incremental growth opportunities; however, poor stock selection caused the sector to detract from portfolio performance overall. Mercury Computer Systems and Websense were among those technology holdings that hurt performance during the year relative to the benchmark.

The health care sector made significant positive contributions to the Portfolio's overall performance for the year due in part to an overweight position and some strong stock selection. Our top performers in health care were Coventry Healthcare and Gilead Sciences. Within the sector, we believe that managed care, pharmacy benefit managers and the specialty pharmaceutical areas have the best earnings outlook for the foreseeable future. Unfortunately, we also held some poor health care selections such as Lifepoint Hospitals and Accredo Health which led the sector to underperform overall relative to the benchmark.

The movement by investors into more cyclically-oriented stocks over the course of the year was evident by the strong performance of the consumer cyclical sector for the benchmark. Our underweight position combined with the poor performance of some our selections in this area caused us to underperform the benchmark. The reverse can be said about the services sector, in which our overweight position contributed substantial gains to the Portfolio throughout the period. Several long-time holdings including education company, Career Education helped the Portfolio to outperform the benchmark in this sector.

LOOKING FORWARD

Certainly, the economic backdrop has been very constructive with regard to our outlook for growth stocks. Premiums are once again being afforded to those companies who exhibit exceptional growth rates. Estimate revision has regained relevance as an accurate predictor of future price moves, an important element within our growth investing process. Additionally, the strong correlation between positive earnings surprise and price appreciation has been re-established after a three-year hiatus. Growth stock investing has risen from the ashes to regain its legitimacy as an investing style, which bodes well for disciplined investors like ourselves. We believe continued economic expansion bodes well for sustained progress within growth stock portfolios.

Sincerely,



/S/ MICHAEL S. SUTTON                                 /S/ PETER J. NIEDLAND, CFA



Michael S. Sutton, CFA                                    Peter J. Niedland, CFA
Portfolio Manager                                         Portfolio Manager

                                       2

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PBHG Insurance Series Fund
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PBHG GROWTH II PORTFOLIO                                             (UNAUDITED)

--------------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------------
                                                  Annualized        Annualized         Annualized
                                 One Year         Three Year         Five Year        Inception to
                                  Return            Return            Return              Date 2
--------------------------------------------------------------------------------------------------------
PBHG Growth II Portfolio          25.70%           (19.55)%           (2.97)%             0.00%
--------------------------------------------------------------------------------------------------------

                   COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG GROWTH II PORTFOLIO VERSUS THE RUSSELL MIDCAP(R) GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        PBHG GROWTH II PORTFOLIO      RUSSELL MIDCAP(R) GROWTH INDEX 3        LIPPER MID-CAP GROWTH FUNDS AVERAGE 3
4/30/97                         $10000                             $10000                                       $10000
5/31/97                          10090                              10896                                        11048
6/30/97                          10450                              11198                                        11490
7/31/97                          11300                              12269                                        12422
8/31/97                          10960                              12150                                        12348
9/30/97                          11440                              12765                                        13238
10/31/97                         10830                              12125                                        12589
11/30/97                         10580                              12253                                        12518
12/31/97                         10750                              12414                                        12691
1/31/98                          10380                              12190                                        12500
2/28/98                          11250                              13336                                        13621
3/31/98                          11710                              13895                                        14324
4/30/98                          12140                              14084                                        14467
5/31/98                          11240                              13505                                        13723
6/30/98                          11840                              13887                                        14368
7/31/98                          10950                              13292                                        13640
8/31/98                           8430                              10755                                        10860
9/30/98                           9320                              11569                                        11668
10/31/98                          9720                              12420                                        12207
11/30/98                         10240                              13258                                        13102
12/31/98                         11630                              14631                                        14698
1/31/99                          12620                              15070                                        15211
2/28/99                          11490                              14333                                        14208
3/31/99                          12460                              15131                                        15164
4/30/99                          13380                              15821                                        15832
5/31/99                          13190                              15617                                        15792
6/30/99                          14550                              16707                                        16973
7/31/99                          14550                              16175                                        16751
8/31/99                          15170                              16007                                        16714
9/30/99                          15370                              15871                                        16911
10/31/99                         16850                              17098                                        18379
11/30/99                         18550                              18869                                        20425
12/31/99                         23050                              22136                                        24087
1/31/2000                        22990                              22132                                        23687
2/29/2000                        31010                              26784                                        29230
3/31/2000                        27110                              26812                                        28318
4/30/2000                        23510                              24209                                        25735
5/31/2000                        21420                              22445                                        23728
6/30/2000                        27680                              24826                                        26841
7/31/2000                        25960                              23254                                        25947
8/31/2000                        31340                              26761                                        29349
9/30/2000                        29655                              25453                                        28383
10/31/2000                       24772                              23711                                        26394
11/30/2000                       17834                              18558                                        21638
12/31/2000                       19207                              19536                                        23102
1/31/2001                        19746                              20651                                        23576
2/28/2001                        14517                              17079                                        20235
3/31/2001                        11669                              14635                                        17941
4/30/2001                        14049                              17074                                        20302
5/31/2001                        13836                              16994                                        20304
6/30/2001                        14009                              17003                                        20198
7/31/2001                        12859                              15857                                        19079
8/31/2001                        11536                              14707                                        17703
9/30/2001                         9787                              12277                                        15105
10/31/2001                       10336                              13567                                        16085
11/30/2001                       11089                              15028                                        17476
12/31/2001                       11435                              15599                                        18146
1/31/2002                        10916                              15092                                        17547
2/28/2002                        10021                              14237                                        16568
3/31/2002                        10682                              15323                                        17658
4/30/2002                        10723                              14512                                        17015
5/31/2002                        10275                              14079                                        16457
6/30/2002                         9532                              12525                                        14973
7/31/2002                         8586                              11308                                        13393
8/31/2002                         8373                              11269                                        13240
9/30/2002                         7955                              10374                                        12366
10/31/2002                        8230                              11177                                        13059
11/30/2002                        8484                              12052                                        13806
12/31/2002                        7955                              11324                                        12929
1/31/2003                         7884                              11213                                        12750
2/28/2003                         7711                              11115                                        12557
3/31/2003                         7793                              11322                                        12729
4/30/2003                         8189                              12093                                        13615
5/31/2003                         8800                              13257                                        14760
6/30/2003                         8871                              13446                                        14989
7/31/2003                         9217                              13926                                        15536
8/31/2003                         9807                              14693                                        16351
9/30/2003                         9461                              14408                                        15828
10/31/2003                       10326                              15570                                        17107
11/30/2003                       10428                              15986                                        17494
12/31/2003                       10000                              16161                                        17578

1    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE
     INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG GROWTH II PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Growth II Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Growth II Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2    PBHG Growth II Portfolio commenced operations on April 30,
     1997.
3 For more information on the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 15.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

CONSUMER CYCLICAL                20%
FINANCIAL                         3%
HEALTH CARE                      20%
INDUSTRIAL                        8%
SERVICES                         13%
TECHNOLOGY                       36%

% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Symantec                                          2.4%
Corporate Executive Board                         2.3%
Peoplesoft                                        2.2%
QLogic                                            2.2%
Broadcom, Cl A                                    2.2%
New York Community Bancorp                        2.0%
Marvell Technology Group                          2.0%
Cognizant Technology Solutions                    1.9%
Career Education                                  1.9%
Invitrogen                                        1.8%
-------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 20.9%


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PBHG Insurance Series Fund
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PBHG GROWTH II PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------
                                                     Market
Description                            Shares     Value (000)
-------------------------------------------------------------
COMMON STOCK -- 95.4%
CONSUMER CYCLICAL -- 19.0%
APPAREL MANUFACTURERS -- 1.9%
Coach*                                 35,200    $      1,329
                                                 ------------
                                                        1,329
-------------------------------------------------------------
CRUISE LINES -- 0.1%
Royal Caribbean Cruises1                2,800              97
                                                 ------------
                                                           97
-------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.6%
CDW Computer Centers                   19,600           1,132
                                                 ------------
                                                        1,132
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.0%
Chico's FAS*                           31,200           1,153
HOT Topic*                             22,900             675
Pacific Sunwear of California*         19,350             409
Ross Stores                            23,300             616
                                                 ------------
                                                        2,853
-------------------------------------------------------------
RETAIL-AUTO PARTS -- 1.1%
O'Reilly Automotive*                   21,400             821
                                                 ------------
                                                          821
-------------------------------------------------------------
RETAIL-BOOKSTORE -- 0.8%
Barnes & Noble*                        17,700             581
                                                 ------------
                                                          581
-------------------------------------------------------------
RETAIL-DISCOUNT -- 0.7%
Family Dollar Stores                   13,800             495
                                                 ------------
                                                          495
-------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.0%
Tractor Supply*                        18,800             731
                                                 ------------
                                                          731
-------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.4%
Cost Plus*                              7,600             312
                                                 ------------
                                                          312
-------------------------------------------------------------
RETAIL-JEWELRY -- 1.3%
Tiffany                                21,400             967
                                                 ------------
                                                          967
-------------------------------------------------------------
RETAIL-MAIL ORDER -- 1.0%
Williams-Sonoma*                       21,400             744
                                                 ------------
                                                          744
-------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.0%
Staples*                               27,500             751
                                                 ------------
                                                          751
-------------------------------------------------------------



-------------------------------------------------------------
                                       Market
Description                            Shares     Value (000)
-------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.8%
Petco Animal Supplies*                 22,400    $        682
Petsmart                               24,700             588
                                                 ------------
                                                        1,270
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.0%
Applebee's International               19,200             754
Cheesecake Factory*                    14,700             647
                                                 ------------
                                                        1,401
-------------------------------------------------------------
TELEVISION -- 0.3%
Univision Communications, Cl A*         4,600             183
                                                 ------------
                                                          183
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $11,529)                 13,667
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 2.4%
REINSURANCE -- 0.4%
Everest Re Group2                       3,000             254
                                                 ------------
                                                          254
-------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.0%
New York Community Bancorp             38,500           1,465
                                                 ------------
                                                        1,465
                                                 ------------
TOTAL FINANCIAL (COST $1,095)                           1,719
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 19.2%
DENTAL SUPPLIES & EQUIPMENT -- 1.0%
Dentsply International                 16,300             736
                                                 ------------
                                                          736
-------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.4%
Gen-Probe*                              8,600             314
                                                 ------------
                                                          314
-------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.5%
St. Jude Medical*                       6,300             387
Techne*                                17,700             669
                                                 ------------
                                                        1,056
-------------------------------------------------------------
MEDICAL PRODUCTS -- 2.7%
Henry Schein*                          13,100             885
Varian Medical Systems*                15,400           1,064
                                                 ------------
                                                        1,949
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.1%
Affymetrix*                            24,700             608
Celgene*                               24,700           1,112
Integra LifeSciences Holdings*          6,500             186
Invitrogen*                            19,000           1,330
Martek Biosciences*                     6,100             396
                                                 ------------
                                                        3,632
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.3%
Taro Pharmaceutical Industries*3       14,900             961
                                                 ------------
                                                          961
-------------------------------------------------------------

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PBHG Insurance Series Fund
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PBHG GROWTH II PORTFOLIO


-------------------------------------------------------------
                                                    Market
Description                            Shares     Value (000)
-------------------------------------------------------------
MEDICAL-HMO -- 0.4%
AMERIGROUP*                             7,000    $        299
                                                 ------------
                                                          299
-------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.7%
Lincare Holdings*                      13,700             411
Odyssey HealthCare*                    28,425             832
Select Medical                         44,800             729
                                                 ------------
                                                        1,972
-------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 0.5%
AmerisourceBergen                       5,800             326
                                                 ------------
                                                          326
-------------------------------------------------------------
PHARMACY SERVICES -- 2.1%
Caremark Rx*                           14,300             362
Omnicare                               28,900           1,167
                                                 ------------
                                                        1,529
-------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.1%
Resmed*                                18,200             756
                                                 ------------
                                                          756
-------------------------------------------------------------
THERAPEUTICS -- 0.4%
Medicines*                              9,800             289
                                                 ------------
                                                          289
                                                 ------------
TOTAL HEALTH CARE (COST $11,095)                       13,819
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 5.4%
BUILDING-HEAVY CONSTRUCTION -- 0.8%
Chicago Bridge & Iron4                 19,100             552
                                                 ------------
                                                          552
-------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 0.4%
Jacobs Engineering Group*               5,700             274
                                                 ------------
                                                          274
-------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.2%
Stericycle*                            18,600             869
                                                 ------------
                                                          869
-------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 0.2%
Symbol Technologies                    10,700             181
                                                 ------------
                                                          181
-------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 1.1%
Cognex                                 28,400             802
                                                 ------------
                                                          802
-------------------------------------------------------------
MACHINERY-PRINT TRADE -- 1.7%
Zebra Technologies, Cl A*              18,700           1,241
                                                 ------------
                                                        1,241
                                                 ------------
TOTAL INDUSTRIAL (COST $2,944)                          3,919
                                                 ------------
-------------------------------------------------------------
SERVICES -- 12.1%
COMPUTER SERVICES -- 4.2%
Anteon International*                  21,000             757
CACI International, Cl A*              18,200             885
Cognizant Technology Solutions*        29,800           1,360
                                                 ------------
                                                        3,002
-------------------------------------------------------------

-------------------------------------------------------------
                                                     Market
Description                            Shares      Value (000)
-------------------------------------------------------------
CONSULTING SERVICES -- 2.3%
Corporate Executive Board*             35,400    $      1,652
                                                 ------------
                                                        1,652
-------------------------------------------------------------
SCHOOLS -- 5.6%
Apollo Group, Cl A*                     6,100             415
Career Education*                      33,940           1,360
Corinthian Colleges*                   18,720           1,040
University of Phoenix Online*          17,600           1,213
                                                 ------------
                                                        4,028
                                                 ------------
TOTAL SERVICES (COST $5,086)                            8,682
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 37.3%
APPLICATIONS SOFTWARE -- 1.7%
Citrix Systems*                        21,000             445
Siebel Systems*                        54,600             757
                                                 ------------
                                                        1,202
-------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.2%
Avid Technology*                       17,700             850
                                                 ------------
                                                          850
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.7%
Network Appliance*                     44,800             920
Sandisk*                                5,400             330
                                                 ------------
                                                        1,250
-------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.8%
Cognos*5                               42,900           1,314
                                                 ------------
                                                        1,314
-------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 2.5%
Jabil Circuit*                         30,800             872
Vishay Intertechnology*                40,100             918
                                                 ------------
                                                        1,790
-------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.5%
Broadcom, Cl A*                        45,600           1,555
Intersil, Cl A                         17,800             442
Microchip Technology                   29,300             977
Omnivision Technologies*               11,700             646
QLogic*                                31,100           1,605
Silicon Laboratories*                  21,000             908
                                                 ------------
                                                        6,133
-------------------------------------------------------------
ELECTRONIC FORMS -- 1.0%
Adobe Systems                          18,100             711
                                                 ------------
                                                          711
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.3%
Peoplesoft*                            70,900           1,616
                                                 ------------
                                                        1,616
-------------------------------------------------------------
INTERNET CONTENT-INFORMATION/NETWORKS-- 0.6%
Ask Jeeves*                            24,300             440
                                                 ------------
                                                          440
-------------------------------------------------------------

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PBHG Insurance Series Fund
----------------
PBHG GROWTH II PORTFOLIO


-------------------------------------------------------------
                                       Shares       Market
Description                         Amount (000)  Value (000)
-------------------------------------------------------------
INTERNET SECURITY -- 3.1%
Network Associates*                    33,200    $        499
Symantec*                              50,300           1,743
                                                 ------------
                                                        2,242
-------------------------------------------------------------
NETWORKING PRODUCTS -- 2.9%
Foundry Networks*                      46,200           1,264
Juniper Networks*                      32,000             598
Polycom*                               11,800             230
                                                 ------------
                                                        2,092
-------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 5.6%
Cypress Semiconductor*                 35,900             767
Emulex*                                38,900           1,038
Linear Technology                      19,400             816
Marvell Technology Group*6             37,300           1,415
                                                 ------------
                                                        4,036
-------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.9%
Lam Research*                          33,500           1,082
Varian Semiconductor
   Equipment Associates*               22,900           1,000
                                                 ------------
                                                        2,082
-------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
Adtran                                 20,500             636
Sonus Networks*                        53,600             405
                                                 ------------
                                                        1,041
                                                 ------------
TOTAL TECHNOLOGY (COST $21,620)                        26,799
                                                 ------------
TOTAL COMMON STOCK (COST $53,369)                      68,605
                                                 ------------
-------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
Morgan Stanley
   0.88%, dated 12/31/03, to be
   repurchased on 01/02/04, repurchase
   price $3,488,537 (collateralized by
   U.S. Government Obligations:
   total market value $3,559,644) (A)  $3,488           3,488
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $3,488)                3,488
                                                 ------------
TOTAL INVESTMENTS-- 100.2% (COST $56,857)              72,093
                                                 ------------
--------------------------------------------------------------


--------------------------------------------------------------
                                                       Value
Description                                            (000)
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2%)
Payable for investment advisory fees             $        (56)
Payable for administrative fees                           (10)
Payable for trustees' fees                                 (2)
Other assets and liabilities, net                        (107)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (175)
--------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 7,312,899
   outstanding shares of beneficial interest          325,181
Accumulated net realized loss on investments         (268,499)
Net unrealized appreciation on investments             15,236
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     71,918
                                                 ------------
   NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $9.83
                                                 ------------
* Non-income producing security.
1 Liberia domiciled security traded on the New York Stock Exchange.
2 Bermuda domiciled security traded on the New York Stock Exchange.
3 Israel domiciled security traded on the NASDAQ Stock Market.
4 Netherlands domiciled security traded on the New York Stock Exchange. 5 Canada domiciled security traded on the NASDAQ Stock Market.
6 Bermuda domiciled security traded on the NASDAQ Stock Market.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends..................................................................................................        $    105
     Interest...................................................................................................              54
                                                                                                                        --------
        Total Investment Income.................................................................................             159
                                                                                                                        --------
EXPENSES:
     Investment Advisory Fees...................................................................................             665
     Administrative Fees........................................................................................             117
     Transfer Agent Fees........................................................................................              25
     Professional Fees..........................................................................................              18
     Custodian Fees.............................................................................................              12
     Trustees' Fees.............................................................................................               9
     Printing Fees..............................................................................................               5
     Interfund Lending Interest Expense*........................................................................               1
     Other Fees.................................................................................................               7
                                                                                                                        --------
          Total Expenses........................................................................................             859
                                                                                                                        --------
NET INVESTMENT LOSS ............................................................................................            (700)
                                                                                                                        --------
Net Realized Gain from Security Transactions....................................................................           8,334
Net Change in Unrealized Appreciation on Investments............................................................          10,047
                                                                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................          18,381
                                                                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................        $ 17,681
                                                                                                                        --------
* See Note 8 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

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PBHG GROWTH II PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                   01/01/03           01/01/02
                                                                                                      to                 to
                                                                                                   12/31/03           12/31/02
                                                                                                   --------           --------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................       $   (700)          $   (926)
   Net Realized Gain (Loss) from Security Transactions......................................          8,334            (28,172)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         10,047            (11,208)
                                                                                                   --------           --------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         17,681            (40,306)
                                                                                                   --------           --------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................         20,485             24,311
   Shares Redeemed..........................................................................        (42,669)           (61,680)
                                                                                                   --------           --------
   Decrease in Net Assets Derived from Capital Share Transactions...........................        (22,184)           (37,369)
                                                                                                   --------           --------
   Total Decrease in Net Assets.............................................................         (4,503)           (77,675)
                                                                                                   --------           --------
NET ASSETS:
   Beginning of Year........................................................................         76,421            154,096
                                                                                                   --------           --------
   End of Year..............................................................................       $ 71,918          $  76,421
                                                                                                   --------           --------
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................          2,413              2,608
   Shares Redeemed..........................................................................         (4,869)            (6,545)
                                                                                                   --------           --------
   Net Decrease in Shares Outstanding.......................................................         (2,456)            (3,937)
                                                                                                   --------           --------

The accompanying notes are an integral part of the financial statements.

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PBHG GROWTH II PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                    Net
           Net                 Realized and
          Asset                 Unrealized                   Distributions
         Value,        Net       Gains or         Total          from
        Beginning  Investment     Losses          from          Capital
         of Year      Loss     on Securities   Operations        Gains
----------------------------------------------------------------------------
  2003  $  7.82     $(0.08)1      $ 2.09        $ 2.01             --
  2002    11.24      (0.13)        (3.29)        (3.42)            --
  2001    18.88      (0.07)1       (7.57)        (7.64)            --
  2000    23.05      (0.06)        (3.62)        (3.68)        $(0.49)
  1999    11.63      (0.04)1       11.46         11.42             --




                             Net                     Net
                            Asset                  Assets,         Ratio
                           Value,                    End        of Expenses
            Total            End         Total     of Year      to Average
        Distributions      of Year      Return      (000)       Net Assets
-----------------------------------------------------------------------------
  2003       --            $9.83         25.70%   $  71,918         1.10%
  2002       --             7.82        (30.43)%     76,421         1.12%
  2001       --            11.24        (40.47)%    154,096         1.07%
  2000   $(0.49)           18.88        (16.67)%    368,948         1.05%
  1999       --            23.05         98.19%     178,602         1.20%


                                           Ratio
                                          of Net
            Ratio          Ratio         Investment
           of Net       of Expenses         Loss
         Investment     to Average       to Average
            Loss        Net Assets       Net Assets     Portfolio
         to Average     (Excluding       (Excluding      Turnover
         Net Assets      Waivers)         Waivers)         Rate
-----------------------------------------------------------------
  2003     (0.90)%         1.10%          (0.90)%         194.63%
  2002     (0.89)%         1.12%          (0.89)%         169.74%
  2001     (0.57)%         1.07%          (0.57)%         163.56%
  2000     (0.42)%         1.05%          (0.42)%         145.87%
  1999     (0.38)%         1.20%          (0.38)%         236.82%


  1 Per share calculations were performed using the average shares for the year.
    Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG GROWTH II PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003


1.  ORGANIZATION

PBHG Growth II Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 56% and 21%, respectively, of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the"Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

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NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $15,422 under these arrangements.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fees equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $141,376,663 and $166,922,727, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally


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NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003, were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):

                            INCREASE             INCREASE
                           ACCUMULATED         UNDISTRIBUTED
        DECREASE          NET REALIZED         NET INVESTMENT
     PAID-IN-CAPITAL          GAIN                INCOME
     ---------------      ------------         --------------
          $(715)               $15                  $700

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:

           December 2008                     $ (23,831)
           December 2009                      (215,474)
           December 2010                       (28,813)
Unrealized appreciation                         14,855
                                             ---------
                                             $(253,263)
                                             =========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

During the year ended December 31, 2003, the Portfolio utilized $5,395 (000) of capital loss carryforwards to offset net realized capital gains.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

      FEDERAL                                         NET
        TAX        UNREALIZED      UNREALIZED     UNREALIZED
       COST       APPRECIATION    DEPRECIATION   APPRECIATION
      -------     ------------    ------------   ------------
      $57,238        $16,057        $(1,202)        $14,855

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, healthcare and consumer cyclicals in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus- defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

For the year ended December 31, 2003, the Portfolio borrowed funds from IRA Capital Preservation Fund (one of the funds constituting PBHG Funds). The amount borrowed was $2,919,683 and the interest paid on the borrowing and the corresponding interest rate were $613 and 1.26%, respectively. This was the only borrowing during the year. The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2003.

9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving

                                       12
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PBHG GROWTH II PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

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PBHG GROWTH II PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG GROWTH II PORTFOLIO

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Growth II Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER MID-CAP GROWTH FUNDS AVERAGE represents 518 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap(R) Growth Index (the "Index") and the Lipper Mid-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.



                                       15



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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003


The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

                                       16

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.

                                       17

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PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHG Fund Distributors


This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.


03-375 8/03

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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003


o PBHG LARGE CAP GROWTH PORTFOLIO

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

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.



Sincerely,



/S/ DAVID J. BULLOCK



David J. Bullock
President

                                        1

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO


Dear Shareholder:

Despite a slow start in the first quarter, both the economic recovery and the stock market gained momentum as the year progressed, overcoming several hurdles along the way, including war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors. Although past performance is no guarantee of future results and the investment return for the Portfolio will fluctuate, for the year ended December 31, 2003, PBHG Large Cap Growth Portfolio gained 31.19% at net asset value. The Portfolio outperformed its benchmarks, the S&P 500 Index and the Russell 1000(R) Growth Index which returned 28.69% and 29.75%, respectively, for the same period.

PORTFOLIO DISCUSSION

The Portfolio's holdings in the health care sector, including several biotechnology names, accounted for the outperformance relative to the benchmarks in the first half of the year. However, as the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Several of our technology issues saw strong gains, which resulted in the Portfolio's outperformance relative to the benchmarks in the final six months of the year. In contrast, our health care and biotechnology selections, which drove results earlier in the year, generally lagged in the final six months of the period. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

During the final three quarters of the period, we steadily increased our exposure to the technology sector. For the first time in over two years, we began seeing signs that prospects for the sector were improving. Encouraged by the improvements in business confidence and profitability, we added several new technology names to the Portfolio. Companies such as Nextel Communications and Texas Instruments were recently added to take advantage of anticipated improvements in technology spending and the semiconductor cycle.

Exposure to the industrial sector detracted from returns, as investors shed national defense names, perhaps believing that the quick victory in Iraq would hurt earnings projections. Portfolio returns were also dampened by our lack of exposure to the energy sector, an area which does not typically exhibit the growth characteristics we seek. Many energy stocks saw strong gains, particularly toward year-end, the result of increased demand for energy and rising oil prices.

LOOKING FORWARD

We believe there are a number of factors supporting economic growth, including low interest rates and inflation. Furthermore, the policy makers at the Federal Reserve have signaled that they will keep rates low for "a considerable period." We expect that the resulting marginal returns on many conservative investments will increasingly attract investors back to equities. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. Some uncertainties still remain, including the growing budget deficit, the weak dollar and job market, rising oil prices and heightened geopolitical environment, but we believe there is certainly enough good news to build a case for optimism regarding the year ahead.

We anticipate that, in general, large cap stocks could perform better in 2004. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. The data is encouraging, as the government reported that non-farm payrolls gained in November for the fourth month in a row. In 2003, low price, lower quality, higher beta, small market cap stocks generally posted some of the best performance. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

Sincerely,

/S/ MICHAEL S. SUTTON

Michael S. Sutton, CFA
Portfolio Manager

                                        2

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH PORTFOLIO                                      (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                             Average Annual Total Return1 as of December 31, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                           Annualized        Annualized        Annualized
                                          One Year         Three Year         Five Year       Inception to
                                           Return            Return            Return             Date 2
---------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio            31.19%           (12.71)%            1.60%             8.01%
---------------------------------------------------------------------------------------------------------------------------


          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
            PBHG LARGE CAP GROWTH PORTFOLIO VERSUS THE S&P 500 INDEX,
 THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                          PBHG Large               S&P 500                    Russell 1000                      Lipper Large-Cap
                          Cap Growth               Index 3                   Growth Index 3                   Growth Funds Average 3
4/30/97                     $10,000                $10,000                      $10,000                              $10,000
5/31/97                     $10,500                $10,609                      $10,722                              $10,718
6/30/97                     $10,780                $11,084                      $11,151                              $11,166
7/31/97                     $11,790                $11,966                      $12,137                              $12,226
8/31/97                     $11,430                $11,296                      $11,427                              $11,684
9/30/97                     $11,960                $11,914                      $11,989                              $12,307
10/31/97                    $11,520                $11,516                      $11,546                              $11,872
11/30/97                    $11,420                $12,050                      $12,036                              $12,118
12/31/97                    $11,820                $12,256                      $12,171                              $12,270
1/31/98                     $11,730                $12,392                      $12,535                              $12,451
2/28/98                     $12,960                $13,286                      $13,478                              $13,434
3/31/98                     $13,510                $13,966                      $14,015                              $14,091
4/30/98                     $13,600                $14,107                      $14,209                              $14,320
5/31/98                     $13,140                $13,864                      $13,806                              $13,954
6/30/98                     $14,110                $14,427                      $14,651                              $14,780
7/31/98                     $14,020                $14,274                      $14,554                              $14,641
8/31/98                     $11,690                $12,210                      $12,370                              $12,327
9/30/98                     $12,530                $12,992                      $13,320                              $13,152
10/31/98                    $12,750                $14,049                      $14,391                              $14,004
11/30/98                    $13,540                $14,901                      $15,485                              $14,971
12/31/98                    $15,440                $15,759                      $16,882                              $16,520
1/31/99                     $16,070                $16,418                      $17,873                              $17,551
2/28/99                     $15,190                $15,908                      $17,057                              $16,884
3/31/99                     $16,160                $16,544                      $17,955                              $17,833
4/30/99                     $16,120                $17,185                      $17,978                              $17,953
5/31/99                     $15,460                $16,779                      $17,426                              $17,434
6/30/99                     $16,540                $17,710                      $18,646                              $18,647
7/31/99                     $16,010                $17,157                      $18,053                              $18,119
8/31/99                     $16,140                $17,073                      $18,348                              $18,114
9/30/99                     $16,420                $16,605                      $17,963                              $17,953
10/31/99                    $17,930                $17,655                      $19,320                              $19,159
11/30/99                    $20,120                $18,014                      $20,362                              $20,249
12/31/99                    $25,510                $19,075                      $22,480                              $22,704
1/31/2000                   $26,030                $18,117                      $21,426                              $21,834
2/29/2000                   $32,400                $17,774                      $22,473                              $23,330
3/31/2000                   $31,320                $19,513                      $24,082                              $24,491
4/30/2000                   $27,910                $18,926                      $22,936                              $23,091
5/31/2000                   $25,420                $18,537                      $21,781                              $21,827
6/30/2000                   $30,080                $18,994                      $23,432                              $23,323
7/31/2000                   $30,040                $18,697                      $22,455                              $22,828
8/31/2000                   $33,960                $19,859                      $24,488                              $24,712
9/30/2000                   $32,364                $18,810                      $22,171                              $23,192
10/31/2000                  $29,128                $18,731                      $21,122                              $22,079
11/30/2000                  $24,376                $17,254                      $18,009                              $19,350
12/31/2000                  $25,133                $17,338                      $17,439                              $19,369
1/31/2001                   $25,205                $17,954                      $18,644                              $19,842
2/28/2001                   $22,327                $16,317                      $15,479                              $17,058
3/31/2001                   $19,685                $15,283                      $13,794                              $15,390
4/30/2001                   $21,313                $16,471                      $15,539                              $16,930
5/31/2001                   $21,252                $16,581                      $15,310                              $16,791
6/30/2001                   $20,832                $16,177                      $14,955                              $16,304
7/31/2001                   $20,074                $16,018                      $14,582                              $15,756
8/31/2001                   $18,394                $15,015                      $13,389                              $14,471
9/30/2001                   $16,325                $13,803                      $12,053                              $13,056
10/31/2001                  $17,042                $14,066                      $12,685                              $13,596
11/30/2001                  $18,230                $15,145                      $13,903                              $14,859
12/31/2001                  $18,026                $15,278                      $13,877                              $14,911
1/31/2002                   $17,278                $15,055                      $13,632                              $14,583
2/28/2002                   $16,428                $14,764                      $13,066                              $13,955
3/31/2002                   $17,073                $15,320                      $13,518                              $14,511
4/30/2002                   $16,489                $14,391                      $12,415                              $13,535
5/31/2002                   $16,018                $14,285                      $12,115                              $13,237
6/30/2002                   $15,056                $13,267                      $10,994                              $12,173
7/31/2002                   $13,560                $12,233                      $10,390                              $11,280
8/31/2002                   $13,560                $12,313                      $10,421                              $11,314
9/30/2002                   $12,874                $10,975                      $ 9,340                              $10,305
10/31/2002                  $13,478                $11,941                      $10,196                              $11,116
11/30/2002                  $13,529                $12,644                      $10,750                              $11,591
12/31/2002                  $12,741                $11,901                      $10,008                              $10,779
1/31/2003                   $12,608                $11,589                      $ 9,765                              $10,571
2/28/2003                   $12,577                $11,415                      $ 9,720                              $10,485
3/31/2003                   $13,028                $11,526                      $ 9,901                              $10,688
4/30/2003                   $13,673                $12,476                      $10,633                              $11,433
5/31/2003                   $14,431                $13,133                      $11,164                              $11,989
6/30/2003                   $14,615                $13,301                      $11,317                              $12,098
7/31/2003                   $15,117                $13,536                      $11,599                              $12,430
8/31/2003                   $15,496                $13,799                      $11,887                              $12,704
9/30/2003                   $15,137                $13,653                      $11,760                              $12,470
10/31/2003                  $16,223                $14,425                      $12,421                              $13,203
11/30/2003                  $16,459                $14,552                      $12,551                              $13,302
12/31/2003                  $16,715                $15,315                      $12,985                              $13,670

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG LARGE CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Large Cap Growth Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Large Cap Growth Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997.
3 For more information on the S&P 500 Index, Russell 1000(R) Growth Index, and the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 15.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Consumer Cyclical                    17%
Consumer Non-Cyclical                 4%
Energy                                1%
Financial                             7%
Health Care                          22%
Industrial                            4%
Services                              5%
Technology                           40%



% of Total Portfolio Investments in Common Stock





TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Boston Scientific                                 3.3%
Intel                                             3.3%
Cisco Systems                                     3.0%
Microsoft                                         2.7%
Yahoo!                                            2.6%
Nextel Communications, Cl A                       2.5%
Pfizer                                            2.4%
Bed, Bath & Beyond                                2.4%
Staples                                           2.1%
Applied Materials                                 2.1%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 26.4%

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PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2003


--------------------------------------------------------------------------------
                                                     Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.6%
CONSUMER CYCLICAL -- 15.0%
APPAREL MANUFACTURERS -- 1.0%
Coach*                                  8,700    $        328
                                                 ------------
                                                          328
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.9%
Clear Channel Communications            6,000             281
                                                 ------------
                                                          281
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.2%
International Game Technology          11,000             393
                                                 ------------
                                                          393
--------------------------------------------------------------------------------
CRUISE LINES -- 1.0%
Carnival1                               7,800             310
                                                 ------------
                                                          310
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.8%
Amazon.com*                             4,900             258
                                                 ------------
                                                          258
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.4%
Bed, Bath & Beyond*                    17,700             767
                                                 ------------
                                                          767
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.4%
Home Depot                              8,700             309
Lowe's                                  8,500             471
                                                 ------------
                                                          780
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.2%
Wal-Mart Stores                         7,300             387
                                                 ------------
                                                          387
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.8%
Walgreen                                6,900             251
                                                 ------------
                                                          251
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.5%
Tiffany                                 3,800             172
                                                 ------------
                                                          172
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 2.1%
Staples*                               25,300             691
                                                 ------------
                                                          691
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.7%
Starbucks*                              7,000             231
                                                 ------------
                                                          231
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $3,442)                   4,849
                                                 ------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     Market
Description                            Shares        Value (000)
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.6%
BEVERAGES-NON-ALCOHOLIC -- 1.7%
Coca-Cola                               5,200    $        264
PepsiCo                                 6,300             294
                                                 ------------
                                                          558
--------------------------------------------------------------------------------
COSMETICS & Toiletries -- 1.9%
Estee Lauder, Cl A                      4,300             169
Procter & Gamble                        4,300             429
                                                 ------------
                                                          598
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $1,008)               1,156
                                                 ------------
--------------------------------------------------------------------------------
ENERGY -- 0.5%
OIL-FIELD SERVICES -- 0.5%
Schlumberger2                           3,100             170
                                                 ------------
                                                          170
                                                 ------------
TOTAL ENERGY (COST $150)                                  170
                                                 ------------
--------------------------------------------------------------------------------
FINANCIAL -- 6.5%
FINANCE-INVESTMENT BANKER/BROKER -- 1.5%
Goldman Sachs Group                     3,200             316
Morgan Stanley                          2,800             162
                                                 ------------
                                                          478
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 2.3%
Countrywide Financial                   4,400             334
Fannie Mae                              3,500             263
Freddie Mac                             2,900             169
                                                 ------------
                                                          766
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.7%
American International Group            3,300             219
                                                 ------------
                                                          219
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.9%
Progressive                             3,600             301
                                                 ------------
                                                          301
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.1%
Wells Fargo                             6,000             353
                                                 ------------
                                                          353
                                                 ------------
TOTAL FINANCIAL (COST $1,754)                           2,117
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 20.5%
MEDICAL INSTRUMENTS -- 4.5%
Boston Scientific*                     29,500           1,084
Guidant                                 6,400             385
                                                 ------------
                                                        1,469
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.6%
Johnson & Johnson                      10,000             517
Varian Medical Systems*                 2,500             173
Zimmer Holdings*                        6,600             465
                                                 ------------
                                                        1,155
--------------------------------------------------------------------------------

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PBHG LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.7%
Amgen*                                  7,600    $        470
Genentech*                              4,200             393
                                                 ------------
                                                          863
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.4%
Pfizer                                 21,860             772
                                                 ------------
                                                          772
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 2.4%
Mylan Laboratories                      5,550             140
Teva Pharmaceutical Industries ADR3    11,500             652
                                                 ------------
                                                          792
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.2%
UnitedHealth Group                     10,700             622
WellPoint Health Networks*              4,100             398
                                                 ------------
                                                        1,020
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS-- 0.6%
AmerisourceBergen                       3,700             208
                                                 ------------
                                                          208
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.1%
Gilead Sciences*                        6,000             349
                                                 ------------
                                                          349
--------------------------------------------------------------------------------
TOTAL HEALTH CARE (COST $4,642)                         6,628
                                                 ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.1%
AEROSPACE/DEFENSE -- 1.1%
Lockheed Martin                         6,800             349
                                                 ------------
                                                          349
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 1.2%
3M                                      2,200             187
Danaher                                 2,000             184
                                                 ------------
                                                          371
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.8%
Agilent Technologies*                   9,200             269
                                                 ------------
                                                          269
                                                 ------------
TOTAL INDUSTRIAL (COST $892)                              989
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 4.1%
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES-- 0.3%
Cendant*                                5,100             114
                                                 ------------
                                                          114
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.8%
eBay*                                   8,900             575
                                                 ------------
                                                          575
--------------------------------------------------------------------------------
SCHOOLS -- 2.0%
Apollo Group, Cl A*                     9,500             646
                                                 ------------
                                                          646
                                                 ------------
TOTAL SERVICES (COST $746)                              1,335
                                                 ------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- 37.3%
APPLICATIONS SOFTWARE -- 2.8%
Microsoft                              32,306    $        890
                                                 ------------
                                                          890
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.5%
Nextel Communications, Cl A*           29,000             814
                                                 ------------
                                                          814
--------------------------------------------------------------------------------
COMPUTERS -- 2.0%
Dell Computer*                         18,900             642
                                                 ------------
                                                          642
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.4%
EMC*                                   22,100             285
Network Appliance*                     23,700             487
                                                 ------------
                                                          772
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 1.0%
Flextronics International*4            11,600             172
Jabil Circuit*                          5,600             158
                                                 ------------
                                                          330
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 8.1%
Altera*                                 6,800             154
Broadcom, Cl A*                        12,800             436
Intel                                  32,800           1,056
Texas Instruments                      10,800             317
Xilinx*                                17,200             666
                                                 ------------
                                                        2,629
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.8%
Oracle*                                23,900             315
Peoplesoft*                            11,900             271
                                                 ------------
                                                          586
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.8%
Symantec*                              17,200             596
                                                 ------------
                                                          596
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.4%
Cisco Systems*                         40,000             972
Juniper Networks*                       7,400             138
                                                 ------------
                                                        1,110
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.9%
Analog Devices*                         5,700             260
Linear Technology                       8,500             358
Maxim Integrated Products               6,400             319
                                                 ------------
                                                          937
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 3.6%
Applied Materials*                     30,200             678
KLA-Tencor*                             8,200             481
                                                 ------------
                                                        1,159
--------------------------------------------------------------------------------

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PBHG LARGE CAP GROWTH PORTFOLIO


--------------------------------------------------------------------------------
                                     Shares/Face      Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
Nokia ADR5                             12,700    $        216
Nortel Networks 6                      53,700             227
                                                 ------------
                                                          443
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.6%
Yahoo!*                                18,400             831
                                                 ------------
                                                          831
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.0%
Qualcomm                                6,000             324
                                                 ------------
                                                          324
                                                 ------------
TOTAL TECHNOLOGY (COST $9,229)                         12,063
                                                 ------------
TOTAL COMMON STOCK (COST $21,863)                      29,307
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 2.1%
INDEX FUND-LARGE CAP -- 2.1%
Nasdaq-100 Index Tracking Stock        18,200             664
                                                 ------------
                                                          664
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $560)                      664
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.5%
Morgan Stanley
   0.80%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $2,440,245 (collateralized by U.S.
   Government Obligations: total market
   value $2,488,972) (A)               $2,440           2,440
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $2,440)                2,440
                                                 ------------
TOTAL INVESTMENTS-- 100.2% (COST $24,863)              32,411
                                                 ------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       Value
Description                                            (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.2%)
Payable for investment advisory fees             $        (20)
Payable for administrative fees                            (4)
Payable for trustees' fees                                 (1)
Other assets and liabilities, net                         (29)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                   (54)
                                                 ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 1,982,316
   outstanding shares of beneficial interest           58,830
Accumulated net realized loss on investments          (34,021)
Net unrealized appreciation on investments              7,548
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     32,357
                                                 ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                     $16.32
                                                       ======
* Non-income producing security.
1 Panama domiciled security traded on the New York Stock Exchange.
2 Netherlands Antilles domiciled security traded on the New York Stock Exchange. 3 Israel domiciled security traded on the NASDAQ Stock Market.
4 Singapore domiciled security traded on the NASDAQ Stock Market.
5 Finland domiciled security traded on the New York Stock Exchange.
6 Canada domiciled security traded on the NASDAQ Stock Market.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
 Cl -- Class Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends..................................................................................................         $   152
     Interest...................................................................................................               9
     Less: Foreign Taxes Withheld...............................................................................              (1)
                                                                                                                         -------
        Total Investment Income.................................................................................             160
                                                                                                                         -------
EXPENSES:
     Investment Advisory Fees...................................................................................             218
     Administrative Fees........................................................................................              44
     Transfer Agent Fees........................................................................................              24
     Professional Fees..........................................................................................               7
     Custodian Fees.............................................................................................               6
     Trustees' Fees.............................................................................................               3
     Printing Fees..............................................................................................               2
     Other Fees.................................................................................................               3
                                                                                                                         -------
          Total Expenses........................................................................................             307
                                                                                                                         -------
NET INVESTMENT LOSS ............................................................................................            (147)
                                                                                                                         -------
Net Realized Gain from Security Transactions....................................................................             481
Net Change in Unrealized Appreciation on Investments............................................................           7,503
                                                                                                                         -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................           7,984
                                                                                                                         -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................         $ 7,837
                                                                                                                         -------

The accompanying notes are an integral part of the financial statements.

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PBHG LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                   01/01/03           01/01/02
                                                                                                      to                 to
                                                                                                   12/31/03           12/31/02
                                                                                                   --------           --------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................     $     (147)         $    (168)
   Net Realized Gain (Loss) from Security Transactions......................................            481            (11,707)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................          7,503             (1,760)
                                                                                                 ----------          ----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................          7,837            (13,635)
                                                                                                 ----------          ----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................          8,089              6,365
   Shares Redeemed..........................................................................        (11,003)           (19,356)
                                                                                                 ----------          ----------
   Decrease in Net Assets Derived from Capital Share Transactions...........................         (2,914)           (12,991)
                                                                                                 ----------          ----------
   Total Increase (Decrease) in Net Assets..................................................          4,923            (26,626)
                                                                                                 ----------          ----------
Net Assets:
   Beginning of Year........................................................................         27,434             54,060
                                                                                                 ----------          ----------
   End of Year..............................................................................     $   32,357          $  27,434
                                                                                                 ----------          ----------
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................            587                444
   Shares Redeemed..........................................................................           (811)            (1,309)
                                                                                                 ----------          ----------
   Net Decrease in Shares Outstanding.......................................................           (224)              (865)
                                                                                                 ----------          ----------

The accompanying notes are an integral part of the financial statements.

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PBHG LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                                Net
           Net                             Realized and
          Asset                             Unrealized
         Value,              Net             Gains or           Total
        Beginning        Investment           Losses            from
         of Year            Loss           on Securities     Operations
-------------------------------------------------------------------------
  2003   $12.44             $(0.07)1           $ 3.95          $ 3.88
  2002    17.60              (0.10)             (5.06)          (5.16)
  2001    24.54              (0.05)1            (6.89)          (6.94)
  2000    25.51              (0.01)1            (0.21)          (0.22)
  1999    15.44              (0.05)             10.12           10.07




                                           Net                       Net
        Distributions                     Asset                    Assets,
            from                         Value,                      End
           Capital          Total          End          Total      of Year
            Gains       Distributions    of Year       Return       (000)
----------------------------------------------------------------------------
  2003         --              --         $16.32        31.19%    $32,357
  2002         --              --          12.44       (29.32)%    27,434
  2001         --              --          17.60       (28.28)%    54,060
  2000     $(0.75)         $(0.75)         24.54        (1.48)%    72,645
  1999         --              --          25.51        65.22%     27,295

                                                                         Ratio
                                                                        of Net
                                 Ratio               Ratio            Investment
                                of Net            of Expenses            Loss
              Ratio           Investment          to Average          to Average
           of Expenses           Loss             Net Assets          Net Assets
           to Average         to Average          (Excluding          (Excluding
           Net Assets         Net Assets           Waivers)            Waivers)
--------------------------------------------------------------------------------
  2003        1.06%               (0.51)%            1.06%             (0.51)%
  2002        1.05%               (0.47)%            1.05%             (0.47)%
  2001        1.02%               (0.26)%            1.02%             (0.26)%
  2000        1.06%               (0.05)%            1.06%             (0.05)%
  1999        1.10%               (0.41)%            1.17%             (0.48)%




              Portfolio
              Turnover
                Rate
-----------------------
  2003           74.16%
  2002          142.32%
  2001          137.18%
  2000          147.68%
  1999          157.04%

1 Per share calculations were performed using the average shares for the year. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                        9

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PBHG LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003



1.  ORGANIZATION

PBHG Large Cap Growth Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 66% and 26%, respectively, of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the"Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency

                                       10

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PBHG Large Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
(Continued)

proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $3,398 under these arrangements.

3.   INVESTMENT ADVISORY FEES, ADMINISTRATIVE
     FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.10%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.10%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $20,752,638 and $25,804,950, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.



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PBHG LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003, were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):

                             INCREASE          INCREASE
                            ACCUMULATED      UNDISTRIBUTED
           DECREASE        NET REALIZED      NET INVESTMENT
        PAID-IN-CAPITAL        GAIN             INCOME
        ---------------    ------------      --------------
             $(158)             $11              $147

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
          December 2008                     $  (2,380)
          December 2009                       (18,162)
          December 2010                       (13,159)
          December 2011                           (58)
Unrealized appreciation                         7,286
                                            ----------
                                            $ (26,473)
                                            ==========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        -------   ------------    ------------   ------------
        $25,125      $7,751          $(465)         $7,286


6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as health care and technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus-defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2003, or at any time during the year ended December 31, 2003.

9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of

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PBHG LARGE CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933,
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendent in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

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PBHG LARGE CAP GROWTH PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG LARGE CAP GROWTH PORTFOLIO

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Large Cap Growth Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG LARGE CAP GROWTH PORTFOLIO

PBHG DISCLOSURE NOTES (Unaudited)

Average

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents 649 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDICES

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000(R) Growth Index and the S&P 500 Index (the "Indices") and the Lipper Large-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices and/or Average is not possible.



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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003


The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003



------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.

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PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHG Fund Distributors


This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.


03-375 8/03



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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003


o PBHG MID-CAP PORTFOLIO

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PBHG MID-CAP PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.



Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock

President

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PBHG MID-CAP PORTFOLIO

Dear Shareholder:

After three straight years of disappointment the financial markets were able to overcome such obstacles as war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors as both the Dow Jones Industrial Average and the S&P 500 Index hit their highest levels in nearly two years. Although past performance is no guarantee of future results, and the investment return of the Portfolio will fluctuate, PBHG Mid-Cap Portfolio posted impressive gains with a return of 34.31% at net asset value, yet slightly trailed its benchmark, the S&P MidCap 400 Index which returned 35.62% for the 12-month period ended December 31, 2003. Keep in mind that an investment in small and mid-sized capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

PERFORMANCE

The energy sector proved to be a contributing factor to the Portfolio's underperformance relative to the benchmark for the year. During the first half of the year our overweight position and some poor stock selection hurt performance as investors' shied away from this area of the market. Then in the fourth quarter, when energy stocks seemed to have finally caught investors' favor, we were unfortunately too overweight in energy services companies, while it was the exploration and production companies that were posting the strong results.

Boosting performance over the 12-month period was some strong stock selection in the technology sector. Some of our top-performing technology holdings came from the semiconductor area with United Microelectronics and Nvidia making positive contributions to the Portfolio. Another strong technology holding was Infosys Technologies, an India-based IT services company that provides managed software solutions to clients worldwide. The Portfolio also had success in the financial sector as some of our asset manager holdings benefited from the improving stock market throughout the year.

Another area that caused difficulty for the Portfolio relative to the benchmark was the consumer cyclical sector. Our lack of exposure to this sector hurt performance early in the year, with our radio and broadcast holdings dragging on performance in the third quarter. However, our patience with this area was rewarded in the fourth quarter as these same radio and broadcast holdings boosted the Portfolio's performance. They were, for the most part, beneficiaries of increased advertising spending in 2003, aided by an election and Olympic year.

LOOKING FORWARD

We believe we are seeing signs of a broadening trend taking place in the equity markets. We expect that a broader slice of the market, including many better quality stocks, may assume market leadership this year. Relative valuation levels have rebounded significantly, but most small and mid cap stocks are not significantly above their long-term averages. Merger and acquisition activity is also up on a year over year basis, which should help small and mid-sized stocks perform well. As the market broadens to include some previously overlooked stocks or if small cap stocks pass the leadership baton to larger issues, mid-sized stocks may continue to be a sweet spot for the market. Medium-sized companies may be able to reap some of the economic benefits available to larger companies while retaining the dynamic growth generally characteristic of small companies.


Sincerely,

/S/ JEROME J. HEPPELMANN

Jerome J. Heppelmann, CFA
Portfolio Manager

                                        2

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--------------------------------------------------------------------------------
PBHG MID-CAP PORTFOLIO                                               (UNAUDITED)

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
                           Annualized   Annualized    Annualized
                            One Year    Three Year     Five Year    Inception to
                             Return       Return        Return         Date 2
--------------------------------------------------------------------------------

PBHG Mid-Cap Portfolio       34.31%        5.65%        13.75%         15.86%
--------------------------------------------------------------------------------


    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG MID-CAP PORTFOLIO VERSUS THE S&P MIDCAP 400 INDEX AND THE LIPPER MID-CAP CORE FUNDS
                                    AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                                            LIPPER MID-CAP CORE
                 PBHG MID-CAP     S&P MIDCAP 400 INDEX 3       FUNDS AVERAGE 3
11/30/98            $10,000              $10,000                  $10,000
12/31/98            $11,100              $11,208                  $10,841
1/31/99             $11,300              $10,772                  $10,786
2/28/99             $10,640              $10,208                  $10,205
3/31/99             $11,180              $10,493                  $10,618
4/30/99             $11,420              $11,321                  $11,308
5/31/99             $12,010              $11,370                  $11,397
6/30/99             $12,840              $11,979                  $12,092
7/31/99             $12,650              $11,724                  $11,903
8/31/99             $12,190              $11,322                  $11,610
9/30/99             $12,017              $10,972                  $11,453
10/31/99            $12,110              $11,532                  $11,973
11/30/99            $12,556              $12,137                  $12,707
12/31/99            $13,948              $12,858                  $13,975
1/31/2000           $13,363              $12,496                  $13,599
2/29/2000           $14,007              $13,371                  $15,151
3/31/2000           $16,066              $14,489                  $15,743
4/30/2000           $15,703              $13,984                  $14,942
5/31/2000           $16,347              $13,809                  $14,452
6/30/2000           $16,230              $14,012                  $15,260
7/31/2000           $16,008              $14,233                  $15,070
8/31/2000           $17,716              $15,822                  $16,614
9/30/2000           $17,178              $15,714                  $16,356
10/31/2000          $17,006              $15,181                  $15,816
11/30/2000          $16,047              $14,035                  $14,380
12/31/2000          $17,919              $15,109                  $15,503
1/31/2001           $18,306              $15,445                  $15,761
2/28/2001           $17,905              $14,564                  $14,795
3/31/2001           $17,360              $13,481                  $13,879
4/30/2001           $18,952              $14,968                  $15,129
5/31/2001           $19,611              $15,317                  $15,485
6/30/2001           $19,740              $15,255                  $15,483
7/31/2001           $19,439              $15,028                  $15,178
8/31/2001           $18,751              $14,536                  $14,589
9/30/2001           $16,077              $12,728                  $12,823
10/31/2001          $16,798              $13,291                  $13,325
11/30/2001          $18,415              $14,280                  $14,293
12/31/2001          $19,344              $15,017                  $15,003
1/31/2002           $18,622              $14,940                  $14,838
2/28/2002           $18,261              $14,958                  $14,679
3/31/2002           $19,070              $16,027                  $15,605
4/30/2002           $18,983              $15,952                  $15,479
5/31/2002           $18,738              $15,683                  $15,222
6/30/2002           $17,453              $14,535                  $14,169
7/31/2002           $15,807              $13,127                  $12,758
8/31/2002           $15,894              $13,193                  $12,826
9/30/2002           $14,580              $12,130                  $11,844
10/31/2002          $15,331              $12,656                  $12,302
11/30/2002          $16,428              $13,388                  $13,006
12/31/2002          $15,735              $12,838                  $12,457
1/31/2003           $15,360              $12,463                  $12,164
2/28/2003           $15,143              $12,166                  $11,899
3/31/2003           $15,172              $12,269                  $11,997
4/30/2003           $16,154              $13,159                  $12,855
5/31/2003           $17,756              $14,250                  $13,919
6/30/2003           $17,727              $14,432                  $14,119
7/31/2003           $17,973              $14,944                  $14,581
8/31/2003           $18,694              $15,622                  $15,204
9/30/2003           $18,420              $15,382                  $14,944
10/31/2003          $19,777              $16,545                  $16,030
11/30/2003          $20,254              $17,122                  $16,484
12/31/2003          $21,134              $17,411                  $16,893

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG MID-CAP PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Mid-Cap Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Securities of small and medium sized companies involve greater risk and price volatility than larger, more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for the period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Mid-Cap Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  PBHG Mid-Cap Portfolio commenced operations on November 30, 1998.
3 For more information on the S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Average, please see the PBHG Disclosure Notes on page 15.

 SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                       1%
CONSUMER CYCLICAL                    18%
CONSUMER NON-CYCLICAL                 5%
ENERGY                               10%
FINANCIAL                            22%
HEALTH CARE                           8%
INDUSTRIAL                            6%
SERVICES                              5%
TECHNOLOGY                           22%
TRANSPORTATION                        1%
UTILITIES                             2%

% of Total Portfolio Investments in Common Stock


  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Lamar Advertising                                 2.4%
Baxter International                              2.1%
Dun & Bradstreet                                  2.1%
Xl Capital, Cl A                                  2.0%
Protective Life                                   2.0%
Nvidia                                            2.0%
Weatherford International                         2.0%
Westwood One                                      1.8%
Costco Wholesale                                  1.7%
Adolph Coors, Cl B                                1.6%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 19.7%

                                        3

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--------------------------------------------------------------------------------
PBHG MID-CAP PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.3%

BASIC MATERIALS -- 0.6%

INDUSTRIAL GASES -- 0.6%
Air Products & Chemicals                                  3,500       $     185
                                                                      ----------
                                                                            185
                                                                      ----------
TOTAL BASIC MATERIALS (COST $142)                                           185
                                                                      ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.7%

APPLIANCES -- 0.7%
Maytag                                                    8,000             223
                                                                      ----------
                                                                            223
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.4%
Citadel Broadcasting*                                     5,600             125
                                                                      ----------
                                                                            125
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.9%
Park Place Entertainment*                                25,500             276
                                                                      ----------
                                                                            276
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
CDW Computer Centers                                      4,800             277
                                                                      ----------
                                                                            277
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.3%
E.W. Scripps, Cl A                                        4,400             414
                                                                      ----------
                                                                            414
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.7%
Scholastic*                                               6,200             211
                                                                      ----------
                                                                            211
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.5%
Reader's Digest Association                              10,650             156
                                                                      ----------
                                                                            156
--------------------------------------------------------------------------------
RADIO -- 3.2%
Radio One, Cl A*                                         22,400             438
Westwood One*                                            16,400             561
                                                                      ----------
                                                                            999
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.2%
Abercrombie & Fitch*                                     14,300             353
                                                                      ----------
                                                                            353
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 2.2%
BJ's Wholesale Club*                                      6,500             149
Costco Wholesale*                                        13,800             513
                                                                      ----------
                                                                            662
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%
Yum! Brands*                                              8,200             282
                                                                      ----------
                                                                            282
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
RETAIL-TOY STORE -- 1.4%
Toys 'R' Us*                                             34,000       $     430
                                                                      ----------
                                                                            430
--------------------------------------------------------------------------------
TELEVISION -- 0.9%
Univision Communications, Cl A*                           6,770             269
                                                                      ----------
                                                                            269
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.5%
Sabre Holdings                                           22,200             479
                                                                      ----------
                                                                            479
                                                                      ----------
TOTAL CONSUMER CYCLICAL (COST $4,573)                                     5,156
                                                                      ----------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 4.5%

AGRICULTURAL OPERATIONS -- 1.0%
Monsanto                                                 10,700             308
                                                                      ----------
                                                                            308
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.0%
Pepsi Bottling Group                                     12,300             297
                                                                      ----------
                                                                            297
--------------------------------------------------------------------------------
BREWERY -- 1.6%
Adolph Coors, Cl B                                        8,700             488
                                                                      ----------
                                                                            488
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.9%
Dean Foods*                                               8,700             286
                                                                      ----------
                                                                            286
                                                                      ----------
TOTAL CONSUMER NON-CYCLICAL (COST $1,312)                                 1,379
                                                                      ----------
--------------------------------------------------------------------------------
ENERGY -- 9.8%

OIL & GAS DRILLING -- 5.1%
GlobalSantaFe 1                                          16,000             397
Pride International*                                     22,600             421
Rowan*                                                   15,900             368
Transocean* 1                                            16,800             403
                                                                      ----------
                                                                          1,589
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.3%
Newfield Exploration*                                     6,200             276
Noble Energy                                              3,100             138
                                                                      ----------
                                                                            414
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.7%
Frontier Oil                                             11,700             201
                                                                      ----------
                                                                            201
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.9%
Weatherford International* 2                             16,600             598
                                                                      ----------
                                                                            598
--------------------------------------------------------------------------------
PIPELINES -- 0.8%
Williams                                                 23,800             234
                                                                      ----------
                                                                            234
                                                                      ----------
TOTAL ENERGY (COST $2,746)                                                3,036
                                                                      ----------
--------------------------------------------------------------------------------


                                        4

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--------------------------------------------------------------------------------
PBHG MID-CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
FINANCE-COMMERCIAL -- 0.8%
CapitalSource*                                           11,200       $     243
                                                                      ----------
                                                                            243
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 1.4%
Capital One Financial                                     6,900             423
                                                                      ----------
                                                                            423
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 2.1%
Ameritrade Holding*                                      16,300             229
Friedman Billings Ramsey Group, Cl A                     17,800             411
                                                                      ----------
                                                                            640
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 1.0%
Countrywide Financial                                     4,000             303
                                                                      ----------
                                                                            303
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.6%
AON                                                      20,200             484
                                                                      ----------
                                                                            484
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 2.2%
Federated Investors, Cl B                                14,100             414
Franklin Resources                                        5,300             276
                                                                      ----------
                                                                            690
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 3.0%
Cigna                                                     5,200             299
Protective Life                                          18,200             616
                                                                      ----------
                                                                            915
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.2%
Allmerica Financial*                                     13,600             419
HCC Insurance Holdings                                    8,000             254
PartnerRe 2                                               5,400             313
                                                                      ----------
                                                                            986
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.0%
Xl Capital, Cl A 1                                        8,000             620
                                                                      ----------
                                                                            620
--------------------------------------------------------------------------------
REINSURANCE -- 0.8%
Odyssey Re Holdings                                      11,500             259
                                                                      ----------
                                                                            259
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.5%
Equity Residential                                        5,100             151
                                                                      ----------
                                                                            151
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 1.9%
American Financial Realty Trust                          27,800             474
Boston Properties                                         2,500             121
                                                                      ----------
                                                                            595
--------------------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 0.6%
AMB Property                                              5,900             194
                                                                      ----------
                                                                            194
                                                                      ----------
TOTAL FINANCIAL (COST $5,566)                                             6,503
                                                                      ----------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
HEALTH CARE -- 7.9%

HEALTH CARE COST CONTAINMENT -- 0.7%
McKesson                                                  6,800       $     219
                                                                      ----------
                                                                            219
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.2%
Baxter International                                     20,900             638
Becton Dickinson                                          8,700             358
                                                                      ----------
                                                                            996
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%
Invitrogen*                                               4,300             301
                                                                      ----------
                                                                            301
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.4%
Mylan Laboratories                                        4,850             123
                                                                      ----------
                                                                            123
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.9%
WellChoice*                                               8,300             286
                                                                      ----------
                                                                            286
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.9%
Lincare Holdings*                                         8,700             261
                                                                      ----------
                                                                            261
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.8%
Omnicare                                                  6,000             242
                                                                      ----------
                                                                            242
                                                                      ----------
TOTAL HEALTH CARE (COST $2,084)                                           2,428
                                                                      ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 6.0%

AEROSPACE/DEFENSE-EQUIPMENT -- 0.7%
Alliant Techsystems*                                      3,800             219
                                                                      ----------
                                                                            219
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.3%
Brink's                                                  13,500             305
Pentair                                                   1,000              46
SPX*                                                      6,100             359
                                                                      ----------
                                                                            710
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 0.6%
Pall                                                      6,800             182
                                                                      ----------
                                                                            182
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.7%
Applera-- Applied Biosystems Group                       14,700             305
Waters*                                                   6,700             222
                                                                      ----------
                                                                            527
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.7%
Republic Services                                         8,300             213
                                                                      ----------
                                                                            213
                                                                      ----------
TOTAL INDUSTRIAL (COST $1,518)                                            1,851
                                                                      ----------
--------------------------------------------------------------------------------
SERVICES -- 4.5%

ADVERTISING AGENCIES -- 0.6%
Interpublic Group*                                       12,000             187
                                                                      ----------
                                                                            187
--------------------------------------------------------------------------------

                                        5

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--------------------------------------------------------------------------------
PBHG MID-CAP PORTFOLIO


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
ADVERTISING SALES -- 2.4%
Lamar Advertising*                                       19,600       $     731
                                                                      ----------
                                                                            731
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%
DST Systems*                                              9,000             376
                                                                      ----------
                                                                            376
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.3%
Hewitt Associates, Cl A*                                  2,800              84
                                                                      ----------
                                                                             84
                                                                      ----------
TOTAL SERVICES (COST $1,180)                                              1,378
                                                                      ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 21.1%

APPLICATIONS SOFTWARE -- 4.0%
Infosys Technologies ADR 3                                1,700             163
Quest Software*                                          22,100             314
Satyam Computer Services ADR 3                           13,900             408
Siebel Systems*                                          25,300             351
                                                                      ----------
                                                                          1,236
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 3.8%
Dun & Bradstreet*                                        12,400             629
Fair Isaac                                                4,800             236
Veritas Software*                                         8,100             301
                                                                      ----------
                                                                          1,166
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.8%
Broadcom, Cl A*                                           8,200             280
Intersil, Cl A                                           11,700             291
Nvidia*                                                  26,000             605
                                                                      ----------
                                                                          1,176
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 2.2%
Cadence Design Systems*                                  17,600             317
Synopsys*                                                11,000             371
                                                                      ----------
                                                                            688
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.9%
Peoplesoft*                                              12,800             292
                                                                      ----------
                                                                            292
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 2.1%
Pitney Bowes                                              7,500             305
Xerox*                                                   24,500             338
                                                                      ----------
                                                                            643
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.4%
United Microelectronics ADR* 4                           84,093             416
                                                                      ----------
                                                                            416
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.0%
ASML Holding* 5                                          14,600             293
                                                                      ----------
                                                                            293
--------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 0.9%
Comverse Technology*                                     16,100             283
                                                                      ----------
                                                                            283
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      Shares/Face      Market
Description                                           Amount (000)   Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 1.0%
Amdocs* 6                                                13,900       $     312
                                                                      ----------
                                                                            312
                                                                      ----------
TOTAL TECHNOLOGY (COST $5,008)                                            6,505
                                                                      ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%

TRANSPORTATION-SERVICES -- 0.5%
Central Freight Lines*                                      800              14
CH Robinson Worldwide                                     3,800             144
                                                                      ----------
                                                                            158
                                                                      ----------
TOTAL TRANSPORTATION (COST $151)                                            158
                                                                      ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.6%
ELECTRIC-INTEGRATED -- 1.6%
Allete                                                    5,300             162
Alliant Energy                                            7,900             197
Wisconsin Energy                                          4,600             154
                                                                      ----------
                                                                            513
                                                                      ----------
TOTAL UTILITIES (COST $423)                                                 513
                                                                      ----------
TOTAL COMMON STOCK (COST $24,703)                                        29,092
                                                                      ----------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
Morgan Stanley
   0.80%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $1,443,351 (collateralized by U.S.
   Government Obligations: total market
   value $1,472,172) (A)                                 $1,443           1,443
                                                                      ----------
TOTAL REPURCHASE AGREEMENT (COST $1,443)                                  1,443
                                                                      ----------
TOTAL INVESTMENTS -- 99.0% (COST $26,146)                                30,535
                                                                      ----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.0%
Payable for investment advisory fees                                        (22)
Payable for administrative fees                                              (4)
Other assets and liabilities, net                                           350
                                                                      ----------
TOTAL OTHER ASSETS AND LIABILITIES, NET                                     324
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 2,107,315
   outstanding shares of beneficial interest                             25,812
Accumulated net realized gain on investments                                658
Net unrealized appreciation on investments                                4,389
                                                                      ----------
TOTAL NET ASSETS -- 100.0%                                            $  30,859
                                                                      ==========
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                       $14.64
                                                                         =======
* Non-income producing security.
1 Cayman Islands domiciled security traded on the New York Stock Exchange.
2 Bermuda domiciled security traded on the New York Stock Exchange.
3 India domiciled security traded on the NASDAQ Stock Market.
4 Taiwan domiciled security traded on the New York Stock Exchange.
5 Netherlands domiciled security traded on the New York Stock Exchange.
6 Guernsey domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG MID-CAP PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends ..................................................       $   188
     Interest ...................................................             9
     Less: Foreign Taxes Withheld ...............................            (1)
                                                                        -------
          Total Investment Income ...............................           196
                                                                        -------
EXPENSES:
     Investment Advisory Fees ...................................           173
     Administrative Fees ........................................            31
     Transfer Agent Fees ........................................            24
     Custodian Fees .............................................             9
     Professional Fees ..........................................             6
     Printing Fees ..............................................             3
     Trustees' Fees .............................................             2
     Other Fees .................................................             3
                                                                        -------
          Total Expenses ........................................           251
                                                                        -------
LESS:
     Waiver of Investment Advisory Fees .........................            (6)
                                                                        -------
          Net Expenses ..........................................           245
                                                                        -------
NET INVESTMENT LOSS .............................................           (49)
                                                                        -------
Net Realized Gain from Security Transactions ....................         2,189
Net Change in Unrealized Appreciation on Investments ............         4,443
                                                                        -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .................         6,632
                                                                        -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................       $ 6,583
                                                                        =======

The accompanying notes are an integral part of the financial statements.

                                        7

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--------------------------------------------------------------------------------
PBHG MID-CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                  01/01/03         01/01/02
                                                                                                     to               to
                                                                                                  12/31/03         12/31/02
                                                                                                  --------         --------
INVESTMENT ACTIVITIES:
   Net Investment Loss .....................................................................       $   (49)         $    --
   Net Realized Gain (Loss) from Security Transactions .....................................         2,189           (1,400)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         4,443             (390)
                                                                                                   -------          -------
   Net Increase (Decrease) in Net Assets Resulting from Operations .........................         6,583           (1,790)
                                                                                                   -------          -------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued ...........................................................................        14,141           16,637
   Shares Redeemed .........................................................................        (3,558)          (4,709)
                                                                                                   -------          -------
   Increase in Net Assets Derived from Capital Share Transactions ..........................        10,583           11,928
                                                                                                   -------          -------
   Total Increase in Net Assets ............................................................        17,166           10,138
                                                                                                   -------          -------
NET ASSETS:
   Beginning of Year .......................................................................        13,693            3,555
                                                                                                   -------          -------
   End of Year .............................................................................       $30,859          $13,693
                                                                                                   =======          =======

SHARES ISSUED AND REDEEMED:
   Shares Issued ...........................................................................         1,154            1,390
   Shares Redeemed .........................................................................          (303)            (400)
                                                                                                   -------          -------
   Increase in Shares Outstanding ..........................................................           851              990
                                                                                                   =======          =======

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

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PBHG MID-CAP PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                          Net
           Net                       Realized and                    Dividends                                         Net
          Asset           Net         Unrealized                       from        Distributions       Total          Asset
         Value,       Investment       Gains or          Total          Net            from          Dividends       Value,
        Beginning       Income          Losses           from       Investment        Capital           and            End
         of Year        (Loss)       on Securities    Operations      Income           Gains       Distributions     of Year
-------------------------------------------------------------------------------------------------------------------------------

  2003   $10.90         $(0.03)1         $3.77           $3.74            --              --              --         $14.64
  2002    13.40             --           (2.50)          (2.50)           --              --              --          10.90
  2001    12.49             --            0.98            0.98            --          $(0.07)         $(0.07)         13.40
  2000    11.92           0.02            3.34            3.36        $(0.04)          (2.75)          (2.79)         12.49
  1999    11.10           0.02            2.75            2.77            --           (1.95)          (1.95)         11.92

                                                                                       Ratio
                                                      Ratio                           of Net
                                                     of Net           Ratio         Investment
                         Net                       Investment      of Expenses     Income (Loss)
                       Assets,       Ratio of        Income        to Average       to Average
                         End         Expenses        (Loss)        Net Assets       Net Assets       Portfolio
            Total      of Year      to Average     to Average      (Excluding       (Excluding       Turnover
           Return       (000)       Net Assets     Net Assets       Waivers)         Waivers)          Rate
---------------------------------------------------------------------------------------------------------------

  2003     34.31%      $30,859         1.20%         (0.24)%           1.23%          (0.27)%          147.82%
  2002    (18.66)%      13,693         1.20%         (0.07)%           1.47%          (0.34)%          197.63%
  2001      7.95%        3,555         1.20%          0.07%            2.40%          (1.13)%          251.16%
  2000     28.47%          896         1.20%          0.19%            4.52%          (3.13)%          260.64%
  1999     25.66%          698         1.20%          0.15%            5.89%          (4.54)%          906.69%

1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG MID-CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003


1.  ORGANIZATION

PBHG Mid-Cap Portfolio (the "Portfolio"), is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio, or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 53% and 34% of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by the Portfolio may be delayed or limited.


                                       10

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PBHG MID-CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $7,660 under these arrangements.

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER
    TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At December 31, 2003, the amount of advisory fee waivers and the reimbursements of third party expenses by the Adviser subject to possible recapture was $49,769. At this time, the Portfolio's assets are less than $75 million. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor"), a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $38,205,979 and $28,652,426, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

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PBHG MID-CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003 were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):

                      INCREASE                DECREASE
                    UNDISTRIBUTED            ACCUMULATED
                   NET INVESTMENT           NET REALIZED
                       INCOME                   GAIN
                   --------------           ------------
                        $49                     $(49)

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of distributable earnings were as follows (000):

        Undistributed ordinary income               $  575
        Undistributed long-term capital gain            99
        Unrealized appreciation                      4,373
                                                    ------
                                                    $5,047
                                                    ======

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. For the year ended December 31, 2003, the Portfolio utilized $928 (000) of capital loss carryforwards to offset net realized capital gains.


At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

             FEDERAL                                       NET
               TAX      UNREALIZED      UNREALIZED     UNREALIZED
              COST     APPRECIATION    DEPRECIATION   APPRECIATION
             -------  -------------    ------------   ------------
             $26,162      $4,599          $(226)         $4,373


6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as financial and technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus-defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2003, or at any time during the year ended December 31, 2003.

9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving

                                       12
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PBHG Insurance Series Fund
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PBHG MID-CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.


                                       13

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PBHG MID-CAP PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG MID-CAP PORTFOLIO

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Mid-Cap Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG MID-CAP PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER MID-CAP CORE FUNDS AVERAGE represents 322 mutual funds classified by Lipper, Inc. in the Mid-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The S&P MIDCAP 400 INDEX is an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The S&P MidCap 400 Index (the "Index") and the Lipper Mid-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.


                                       15

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

                                       16

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.


                                       17

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                                       [LOGO]

                                       PBHG Insurance Series Fund
                                       P.O. Box 419229
                                       Kansas City, MO 64141-6229

                                       Investment Adviser
                                       Pilgrim Baxter & Associates,Ltd.

                                       Distributor:
                                       PBHG Fund Distributors


This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.
------------------
The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.
                               -----------

03-375 8/03

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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003

O PBHG SELECT VALUE PORTFOLIO

[BLANK PAGE]

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.

Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock
President

                                        1

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

Dear Shareholder:

The 12-month period ended December 31, 2003 began with fluctuations in stock prices, as uncertainty about the direction of the economy combined with concerns over international tensions to create a volatile environment. Despite lingering concerns about the sustainability of economic recovery and stock market rally, stocks ended 2003 with a bang, with the Dow Jones Industrial Average, NASDAQ Composite Index and S&P 500 Index all posting 2 year highs.

PERFORMANCE

Although past performance is no guarantee of future results and the investment return of the Portfolio may fluctuate, for the 12-months ended December 31, 2003, the PBHG Select Value Portfolio posted a gain of 18.29% at net asset value versus the 28.69% gain posted by the benchmark S&P 500 Index. The rally during the second half of the year tended to be dominated by what we consider to be more speculative stocks, notably from the technology sector. While our stock selection tended to be good, we were underweight relative to technology and other cyclical sectors, as we continued to focus on what we believe are high quality companies that generate strong cash flows, have healthy balance sheets and strong prospects for stable earnings growth. Our lack of exposure to lower quality issues proved to be a handicap to performance in the technology sector as we believe investors have been speculating over which stocks will benefit most from an economic recovery, bidding up their prices to levels that we consider overdone. We believe this emphasis resulted in most of the underperformance relative to the S&P 500 Index for the period.

Throughout the year, we maintained our disciplined approach, focusing on what we believe are better quality companies with stable earnings outlooks. We tended to emphasize industries such as energy, health care, consumer staples and financial services, with our most noteworthy overweight positions in health care and consumer staples. At the same time, we underweighted technology. This strategy was not rewarded in the rally that began in March and continued through most of the year, but we believe it offers the best opportunity to be successful in the long term. We also continue to believe that the overall valuations of many technology companies and other more speculative areas of the market have risen to excessive levels.

Early in the 12-month period, our emphasis on consumer staples and health care stocks supported performance. Our consumer staples selections continued to perform well as the year progressed, with companies such as Conagra Foods and Sara Lee gaining strongly. Our health care holdings were volatile throughout the period but some strong stock selection and our overweight position relative to the benchmark proved to be one of the primary drivers of performance. In particular, Aetna Healthcare and Bristol-Myers Squibb both posted strong results.

The biggest disappointment during the first three quarters of the year was in our energy position. These stocks lagged the market, despite rising oil and natural gas prices and strong operating results from industry leaders. Although our energy position detracted from performance during most of the period, we saw the tide turn in the fourth quarter as our holdings in this sector boosted performance.

LOOKING FORWARD

There are a number of factors supporting a strong sequel to 2003's blockbuster year. Interest rates and inflation remain low and the policy makers at the Federal Reserve have signaled that they will keep rates low for "a considerable period." Businesses have become more optimistic as profitability and earnings visibility have improved. The rising stock market has certainly helped to further increase confidence.

In 2003, it was the low price, lower quality, higher beta, small market cap stocks that led the market rally. We are anticipating that some larger, higher quality issues will help drive returns in 2004. This should bode well for the Portfolio as we continue to focus on the stocks of companies with strong balance sheets, free cash flow and, in our view, sustainable market share. We believe this will best position the Portfolio to provide steady growth over the longer term.

Sincerely,

/S/ RAYMOND J. MCCAFFREY

Raymond J. McCaffrey, CFA
Portfolio Manager

                                        2

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO                                          (UNAUDITED)


-------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
-------------------------------------------------------------------------------------------------
                                                   Annualized        Annualized        Annualized
                                  One Year         Three Year         Five Year      Inception to
                                   Return            Return            Return             Date 2
-------------------------------------------------------------------------------------------------
PBHG Select Value Portfolio        18.29%            (3.39)%            2.97%             8.61%
-------------------------------------------------------------------------------------------------

                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                           PBHG SELECT VALUE PORTFOLIO VERSUS THE S&P 500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       PBHG SELECT VALUE PORTFOLIO   S&P 500 INDEX 3                LIPPER LARGE-CAP CORE FUNDS AVERAGE 4
10/28/97                        $10,000                  $10,000                                    $10,000
10/31/97                        $ 9,990                  $ 9,926                                    $10,000
11/30/97                        $10,190                  $10,385                                    $10,316
12/31/97                        $10,430                  $10,564                                    $10,482
1/31/98                         $10,430                  $10,681                                    $10,565
2/28/98                         $11,100                  $11,451                                    $11,323
3/31/98                         $11,630                  $12,037                                    $11,832
4/30/98                         $11,850                  $12,158                                    $11,949
5/31/98                         $11,850                  $11,949                                    $11,690
6/30/98                         $12,010                  $12,435                                    $12,112
7/31/98                         $11,944                  $12,302                                    $11,935
8/31/98                         $10,274                  $10,524                                    $10,136
9/30/98                         $11,104                  $11,198                                    $10,745
10/31/98                        $12,374                  $12,109                                    $11,547
11/30/98                        $13,285                  $12,843                                    $12,239
12/31/98                        $14,389                  $13,583                                    $13,076
1/31/99                         $14,641                  $14,151                                    $13,553
2/28/99                         $14,046                  $13,711                                    $13,107
3/31/99                         $14,409                  $14,259                                    $13,632
4/30/99                         $14,812                  $14,812                                    $14,083
5/31/99                         $14,883                  $14,462                                    $13,776
6/30/99                         $15,720                  $15,264                                    $14,555
7/31/99                         $15,387                  $14,788                                    $14,148
8/31/99                         $15,125                  $14,715                                    $14,001
9/30/99                         $14,935                  $14,311                                    $13,675
10/31/99                        $15,699                  $15,217                                    $14,479
11/30/99                        $15,967                  $15,526                                    $14,857
12/31/99                        $15,668                  $16,441                                    $15,877
1/31/2000                       $15,410                  $15,615                                    $15,206
2/29/2000                       $14,420                  $15,319                                    $15,251
3/31/2000                       $16,039                  $16,818                                    $16,519
4/30/2000                       $16,575                  $16,312                                    $16,000
5/31/2000                       $17,071                  $15,977                                    $15,587
6/30/2000                       $16,617                  $16,371                                    $16,086
7/31/2000                       $15,822                  $16,115                                    $15,848
8/31/2000                       $17,040                  $17,116                                    $16,940
9/30/2000                       $17,553                  $16,212                                    $16,045
10/31/2000                      $17,473                  $16,144                                    $15,869
11/30/2000                      $17,565                  $14,871                                    $14,526
12/31/2000                      $18,469                  $14,944                                    $14,701
1/31/2001                       $20,118                  $15,474                                    $15,089
2/28/2001                       $19,958                  $14,063                                    $13,691
3/31/2001                       $19,236                  $13,172                                    $12,752
4/30/2001                       $20,244                  $14,196                                    $13,766
5/31/2001                       $20,370                  $14,291                                    $13,811
6/30/2001                       $19,775                  $13,943                                    $13,419
7/31/2001                       $19,843                  $13,806                                    $13,202
8/31/2001                       $18,778                  $12,942                                    $12,370
9/30/2001                       $16,781                  $11,896                                    $11,312
10/31/2001                      $17,442                  $12,123                                    $11,591
11/30/2001                      $18,752                  $13,053                                    $12,472
12/31/2001                      $18,787                  $13,168                                    $12,568
1/31/2002                       $17,941                  $12,975                                    $12,334
2/28/2002                       $18,022                  $12,725                                    $12,043
3/31/2002                       $17,929                  $13,204                                    $12,494
4/30/2002                       $17,001                  $12,403                                    $11,761
5/31/2002                       $17,709                  $12,312                                    $11,643
6/30/2002                       $16,352                  $11,435                                    $10,762
7/31/2002                       $14,937                  $10,544                                    $ 9,947
8/31/2002                       $14,821                  $10,613                                    $ 9,994
9/30/2002                       $12,811                  $ 9,459                                    $ 8,958
10/31/2002                      $13,819                  $10,292                                    $ 9,680
11/30/2002                      $14,476                  $10,898                                    $10,169
12/31/2002                      $14,078                  $10,257                                    $ 9,567
1/31/2003                       $13,620                  $ 9,989                                    $ 9,316
2/28/2003                       $12,799                  $ 9,839                                    $ 9,176
3/31/2003                       $12,834                  $ 9,934                                    $ 9,262
4/30/2003                       $13,726                  $10,753                                    $ 9,964
5/31/2003                       $14,429                  $11,319                                    $10,458
6/30/2003                       $14,383                  $11,464                                    $10,560
7/31/2003                       $14,558                  $11,666                                    $10,759
8/31/2003                       $14,781                  $11,893                                    $10,958
9/30/2003                       $14,642                  $11,767                                    $10,809
10/31/2003                      $15,087                  $12,433                                    $11,395
11/30/2003                      $15,376                  $12,542                                    $11,494
12/31/2003                      $16,653                  $13,200                                    $12,011

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT VALUE PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Select Value Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Funds that invest in a limited number of securities may involve greater risks and more price volatility than more diversified funds. The Portfolio's investment in technology companies involves the risk of volatility. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select Value Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  PBHG Select Value Portfolio commenced operations on October 28, 1997.
3 For more information on the S&P 500 Index please see the PBHG Disclosure Notes on page 14.
4 The chart assumes $10,000 invested in the Lipper Large-Cap Core Funds Average at that month's end, October 31, 1997. For more information on the Lipper Large-Cap Core Funds Average please see the PBHG Disclosure Notes on page 14.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

BASIC MATERIALS                           9%
CONSUMER CYCLICAL                         4%
CONSUMER NON-CYCLICAL                     9%
ENERGY                                   16%
FINANCIAL                                20%
HEALTH CARE                              21%
INDUSTRIAL                                3%
SERVICES                                  8%
TECHNOLOGY                               10%



% of Total Portfolio Investments in Common Stock

TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

SBC Communications                                4.3%
Fannie Mae                                        4.3%
Anadarko Petroleum                                4.3%
Merck                                             4.3%
Conagra Foods                                     4.2%
Bristol-Myers Squibb                              4.2%
Freddie Mac                                       4.2%
American International Group                      4.2%
Sara Lee                                          4.2%
Pfizer                                            4.1%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 42.3%


                                        3

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
BASIC MATERIALS -- 9.1%
CHEMICALS-DIVERSIFIED -- 3.4%
EI du Pont de Nemours                  68,900    $      3,162
                                                 ------------
                                                        3,162
-------------------------------------------------------------
FORESTRY -- 2.4%
Weyerhaeuser                           35,100           2,246
                                                 ------------
                                                        2,246
-------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.3%
International Paper                    73,000           3,147
                                                 ------------
                                                        3,147
                                                 ------------
TOTAL BASIC MATERIALS (COST $8,274)                     8,555
                                                 ------------
-------------------------------------------------------------
CONSUMER CYCLICAL -- 3.7%
AUTO-CARS/LIGHT TRUCKS -- 2.1%
General Motors                         37,700           2,013
                                                 ------------
                                                        2,013
-------------------------------------------------------------
MULTIMEDIA -- 1.6%
Viacom, Cl A                           32,900           1,456
                                                 ------------
                                                        1,456
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $2,872)                   3,469
-------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 8.4%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 8.4%
Conagra Foods                         151,600           4,001
Sara Lee                              182,800           3,968
                                                 ------------
                                                        7,969
                                                 ------------
TOTAL CONSUMER NON-CYCLICAL (COST $7,362)               7,969
                                                 ------------
-------------------------------------------------------------
ENERGY -- 16.0%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 4.3%
Anadarko Petroleum                     79,200           4,040
                                                 ------------
                                                        4,040
-------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 11.7%
ChevronTexaco                          44,300           3,827
ConocoPhillips                         56,500           3,705
Exxon Mobil                            84,800           3,477
                                                 ------------
                                                       11,009
                                                 ------------
TOTAL ENERGY (COST $12,246)                            15,049
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 19.9%
FINANCE-INVESTMENT BANKER/BROKER -- 7.1%
Citigroup                              57,900           2,810
JPMorgan Chase                        105,600           3,879
                                                 ------------
                                                        6,689


--------------------------------------------------------------------------------
                                                      Market
Description                            Shares       Value (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 8.6%
Fannie Mae                             54,100    $      4,061
Freddie Mac                            68,300           3,983
                                                 ------------
                                                        8,044
-------------------------------------------------------------
MULTI-LINE INSURANCE -- 4.2%
American International Group           60,000           3,977
                                                 ------------
                                                        3,977
                                                 ------------
TOTAL FINANCIAL (COST $17,362)                         18,710
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 20.8%
MEDICAL-DRUGS -- 12.7%

Bristol-Myers Squibb                  139,800           3,998
Merck                                  87,000           4,019
Pfizer                                110,300           3,897
                                                 ------------
                                                       11,914
-------------------------------------------------------------
MEDICAL-HOSPITALS -- 8.1%
HCA                                    88,100           3,785
Tenet Healthcare*                     241,300           3,873
                                                 ------------
                                                        7,658
                                                 ------------
TOTAL HEALTH CARE (COST $18,201)                       19,572
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 3.1%

DIVERSIFIED MANUFACTURING OPERATIONS-- 3.1%
General Electric                       93,400           2,894
                                                 ------------
                                                        2,894
                                                 ------------
TOTAL INDUSTRIAL (COST $2,672)                          2,894
                                                 ------------
-------------------------------------------------------------
SERVICES -- 8.3%
TELEPHONE-INTEGRATED -- 8.3%

AT&T                                  185,600           3,768
SBC Communications                    155,800           4,062
                                                 ------------
                                                        7,830
                                                 ------------
TOTAL SERVICES (COST $7,661)                            7,830
-------------------------------------------------------------
TECHNOLOGY -- 9.7%
APPLICATIONS SOFTWARE -- 3.4%
Microsoft                             115,000           3,167
                                                 ------------
                                                        3,167
-------------------------------------------------------------
COMPUTERS -- 3.4%
Hewlett-Packard                       139,900           3,214
                                                 ------------
                                                        3,214
-------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.9%

Oracle*                               205,100           2,707
                                                 ------------
                                                        2,707
                                                 ------------
TOTAL TECHNOLOGY (COST $9,120)                          9,088
                                                 ------------
TOTAL COMMON STOCK (COST $85,770)                      93,136
                                                 ------------
-------------------------------------------------------------

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PBHG SELECT VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                        Face          Market
Description                         Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley
   0.80%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $1,369,370 (collateralized by U.S.
   Government Obligations: total market
   value $1,396,714) (A)               $1,369    $      1,369
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $1,369)                1,369
                                                 ------------
TOTAL INVESTMENTS-- 100.5% (COST $87,139)              94,505
                                                 ------------
-------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.5%)
Payable for investment advisory fees                      (57)
Payable for administrative fees                           (13)
Payable for trustees' fees                                 (2)
Other assets and liabilities, net                        (398)
                                                 ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                  (470)
                                                 ------------
-------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 6,797,543
   outstanding shares of beneficial interest          161,095
Undistributed net investment income                     1,478
Accumulated net realized loss on investments          (75,904)
Net unrealized appreciation on investments              7,366
                                                 ------------
TOTAL NET ASSETS-- 100.0%                        $     94,035
                                                 ============
 NET ASSET VALUE, OFFERING AND REDEMPTION

   PRICE PER SHARE                                     $13.83
                                                       ======
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT VALUE PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends..................................................................................................      $    2,823
     Interest...................................................................................................              27
     Less: Foreign Taxes Withheld...............................................................................              (3)
                                                                                                                      ----------
        Total Investment Income.................................................................................           2,847
                                                                                                                      ----------
EXPENSES:

     Investment Advisory Fees...................................................................................             762
     Administrative Fees........................................................................................             176
     Printing Fees..............................................................................................              29
     Professional Fees..........................................................................................              28
     Transfer Agent Fees........................................................................................              24
     Trustees' Fees.............................................................................................              15
     Custodian Fees.............................................................................................               8
     Other Fees.................................................................................................              12
                                                                                                                      ----------
          Total Expenses........................................................................................           1,054
                                                                                                                      ----------
     NET INVESTMENT INCOME......................................................................................           1,793
                                                                                                                      ----------
Net Realized Gain from Security Transactions....................................................................           6,529
Net Change in Unrealized Appreciation on Investments............................................................           8,966
                                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................          15,495
                                                                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................      $   17,288
                                                                                                                      ==========

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                   01/01/03          01/01/02
                                                                                                      to                to
                                                                                                   12/31/03          12/31/02
                                                                                                  ---------        ----------
INVESTMENT ACTIVITIES:
   Net Investment Income....................................................................      $   1,793        $     2,887
   Net Realized Gain (Loss) from Security Transactions......................................          6,529            (70,553)
   Net Change in Unrealized Appreciation on Investments ....................................          8,966                995
                                                                                                  ---------        -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         17,288            (66,671)
                                                                                                  ---------        -----------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net Investment Income....................................................................         (2,887)            (1,870)
                                                                                                  ---------        -----------
   Total Dividends..........................................................................         (2,887)            (1,870)
                                                                                                  ---------        -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................          8,171             19,288
   Shares Issued upon Reinvestment of Dividends.............................................          2,887              1,869
   Shares Redeemed..........................................................................        (72,746)          (144,264)
                                                                                                  ---------        -----------
   Decrease in Net Assets Derived from Capital Share Transactions...........................        (61,688)          (123,107)
                                                                                                  ---------        -----------
       Total Decrease in Net Assets.........................................................        (47,287)          (191,648)
                                                                                                  ---------        -----------
NET ASSETS:
   Beginning of Year........................................................................        141,322            332,970
                                                                                                  ---------        -----------
   End of Year..............................................................................      $  94,035        $   141,322
                                                                                                  ---------        -----------
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................            669              1,332
   Shares Issued upon Reinvestment of Distributions.........................................            233                148
   Shares Redeemed..........................................................................         (5,878)           (10,253)
                                                                                                  ---------        -----------
   Net Decrease in Shares Outstanding.......................................................         (4,976)            (8,773)
                                                                                                  ---------        -----------

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                Net
          Net              Realized and              Dividends
         Asset              Unrealized                 from    Distributions
        Value,      Net      Gains or       Total       Net        from
       Beginning Investment    Losses       from    Investment    Capital
        of Year   Income   on Securities Operations   Income       Gains
----------------------------------------------------------------------------
  2003  $12.00     $0.35      $ 1.81       $ 2.16     $(0.33)        --
  2002   16.20      0.30       (4.35)       (4.05)     (0.15)        --
  2001   16.13      0.15 1      0.10         0.25      (0.04)    $(0.14)
  2000   15.19      0.07        2.54         2.61      (0.09)     (1.58)
  1999   14.27      0.13        1.13         1.26         --      (0.34)




                                                                         Ratio
                           Net                  Net        Ratio of     of Net
             Total       Asset                Assets,      Expenses   Investment
           Dividends     Value,                 End       to Average    Income
              and         End        Total    of Year         Net     to Average
         Distributions   of Year    Return     (000)        Assets    Net Assets
--------------------------------------------------------------------------------
  2003      $(0.33)      $13.83      18.29%  $ 94,035        0.90%      1.53%
  2002       (0.15)       12.00     (25.07)%  141,322        0.87%      1.19%
  2001       (0.18)       16.20       1.72%   332,970        0.86%      0.67%
  2000       (1.67)       16.13      17.88%   118,669        0.97%      1.30%
  1999       (0.34)       15.19       8.89%    39,972        0.95%      0.84%


                                  Ratio
                                 of Net
                Ratio          Investment
             of Expenses         Income
             to Average        to Average
             Net Assets        Net Assets        Portfolio
             (Excluding        (Excluding        Turnover
              Waivers)          Waivers)           Rate
----------------------------------------------------------
  2003          0.90%             1.53%           224.47%
  2002          0.87%             1.19%           505.46%
  2001          0.86%             0.67%           652.60%
  2000          0.97%             1.30%          1137.60%
  1999          0.95%             0.84%           927.02%

  1 Per share calculations were performed using average shares for the year.
    Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003

1.  ORGANIZATION

PBHG Select Value Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 81% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

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PBHG SELECT VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day. As of December 31, 2003 the Portfolio had restricted cash in the amount of $93,977 due to this compensating balance arrangement.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $125,786 under these arrangements.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.65% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.00%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.00%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.00%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $255,714,630 and $317,085,321, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally

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PBHG SELECT VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 were as follows (000):

                                    ORDINARY
                                     INCOME
                                    --------
             2003                     $2,887
             2002                      1,870

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
      December 2009                             $ (6,778)
      December 2010                              (69,036)
Undistributed ordinary income                      1,478
Post-October losses                                  (56)
Unrealized appreciation                            7,332
                                                --------
                                                $(67,060)
                                                ========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years. Post-October losses represent losses realized on investment transactions from November 1, 2003 through December 31, 2003 that, in accordance with Federal income tax regulations the Portfolio has elected to defer and treat as having arisen in the following fiscal year.

During the year ended December 31, 2003, the Portfolio utilized $4,425 (000) of capital loss carryforwards to offset net realized capital gains.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        -------   ------------    ------------   ------------
        $87,173      $8,251          $(919)         $7,332


6.  CONCENTRATION/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as healthcare and finance, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus- defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2003, or at any time during the year ended December 31, 2003.

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PBHG SELECT VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

                                       12

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PBHG SELECT VALUE PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG SELECT VALUE PORTFOLIO

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Select Value Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

                                       13

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PBHG SELECT VALUE PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER LARGE-CAP CORE FUNDS AVERAGE represents 1,098 mutual funds classified by Lipper, Inc. in the Large-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Index (the "Index") and the Lipper Large-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

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PBHG SELECT VALUE PORTFOLIO

NOTICE TO SHAREHOLDERS (UNAUDITED)

For purposes of the Internal Revenue Code, the Portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2003:

                                                                                                                       DIVIDENDS
                                                                                                                      QUALIFYING
    LONG TERM               QUALIFIED                                                                                FOR CORPORATE
   (20% RATE)                5-YEAR                  ORDINARY                                                         DIVIDENDS
  CAPITAL GAIN                GAIN                    INCOME             TAX-EXEMPT               TOTAL               RECEIVABLE
  DISTRIBUTION            DISTRIBUTION             DISTRIBUTIONS          INTEREST            DISTRIBUTIONS           DEDUCTION 1
  ------------            ------------             -------------         ----------           -------------          -------------
      0.00%                   0.00%                   100.00%               0.00%                100.00%                 6.01%



1 QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003


The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.


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PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHG Fund Distributors

This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.

03-375 8/03

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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003

O PBHG SELECT 20 PORTFOLIO

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PBHG Insurance Series Fund
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PBHG SELECT 20 PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.

Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock
President

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PBHG SELECT 20 PORTFOLIO

Dear Shareholder:

Both the economy and the stock market recovered from their shaky starts in the first quarter and went on to dazzle investors while sidestepping potential hurdles, such as war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors. Although past performance is no guarantee of future results and the investment return of the Portfolio will fluctuate, for the year ended December 31, 2003, PBHG Select 20 Portfolio gained 32.87% at net asset value. The Portfolio outperformed its benchmarks, the S&P 500 Index and the Russell 1000(R) Growth Index which returned 28.69% and 29.75%, respectively, for the same period. It is the Portfolio's strategy to invest in a limited number of securities, which may involve greater risks and more price volatility than funds that do not limit the number of securities in which they invest.

PORTFOLIO DISCUSSION

The Portfolio's holdings in the health care sector, including several biotechnology names, accounted for the outperformance relative to the benchmarks in the first half of the year. However, as the economy began to show clearer signs of improvement, investors turned their attention to more cyclical stocks, such as smaller cap and technology companies. Several of our technology issues saw strong gains, which resulted in the Portfolio's outperformance relative to the benchmarks in the final six months of the year. In contrast, our health care and biotechnology selections, which drove results earlier in the year, generally lagged in the final six months of the period. This underscores one of the challenges we faced during the period, which was coming to terms with the volatility and rapid sector rotation that were characteristic of the short-term market dynamics.

During the final three quarters of the period, we steadily increased our exposure to the technology sector. For the first time in over two years, we began seeing signs that prospects for the sector were improving. Encouraged by the improvements in business confidence and profitability, we traded several holdings exhibiting what we perceived to be more limited prospects for growth for companies in the technology sector. For example, Nextel Communications was added during the fourth quarter while we eliminated consumer cyclical stock Electronic Arts. Electronic Arts performed exceptionally well for the first ten months of the year, but concerns about game platform pricing and a lack of new titles sent their stock price down significantly in November. Meanwhile, Nextel boasts one of the lowest churn rates and highest minutes per user in its industry and has benefited from its pioneering "direct connect" technology, which allows their users to turn their phones into a direct connect walkie-talkie.

Exposure to the industrial sector detracted from returns, as investors shed national defense names, perhaps believing that the quick victory in Iraq would hurt earnings projections. Portfolio returns were also dampened by our lack of exposure to the energy sector, an area which does not typically exhibit the growth characteristics we seek. Many energy stocks saw strong gains, particularly toward year-end, the result of increased demand for energy and rising oil prices.

LOOKING FORWARD

We believe there are a number of factors supporting economic growth, including low interest rates and inflation. Furthermore, the policy makers at the Federal Reserve have signaled that they will keep rates low for "a considerable period." We expect that the resulting marginal returns on many conservative investments will increasingly attract investors back to equities. Business optimism, profitability and earnings visibility have all improved, helped by the rising stock market. Election years also tend to work in the market's favor and we believe President Bush's foot will remain on the economic accelerator. Some uncertainties still remain, including the growing budget deficit, the weak dollar and job market, rising oil prices and heightened geopolitical environment, but we believe there is certainly enough good news to build a case for optimism regarding the year ahead.

We anticipate that, in general, large cap stocks could perform better in 2004, reversing the recent dominance by small caps. Larger multinational stocks tend to benefit more from a weaker dollar. Furthermore, studies show that in recent years large caps have tended to outperform small caps when payrolls were expanding. The data is encouraging, as the government reported that non-farm payrolls gained in November for the fourth month in a row. In 2003, low price, lower quality, higher beta, small market cap stocks generally posted some of the best performance. We believe we are seeing the beginning of a new economic cycle. As the cycle unfolds, we believe larger and higher quality issues are likely to drive returns. While there is no guarantee that historical patterns will repeat themselves, we are optimistic about the outlook for large cap growth stocks.

Sincerely,

/S/ MICHAEL S. SUTTON

Michael S. Sutton, CFA
Portfolio Manager

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PBHG SELECT 20 PORTFOLIO                                             (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                        Annualized           Annualized           Annualized
                                     One Year           Three Year            Five Year          Inception to
                                      Return              Return               Return                Date 2
---------------------------------------------------------------------------------------------------------------------------
PBHG Select 20 Portfolio              32.87%             (16.49)%              (2.32)%               6.11%
---------------------------------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     PBHG SELECT 20 PORTFOLIO VERSUS THE S&P 500 INDEX, THE RUSSELL 1000(R)
           GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS]

                                                                                                                 LIPPER LARGE-CAP
                        PBHG SELECT 20          S&P 500 INDEX 3         RUSSELL 1000(R) GROWTH INDEX 3      GROWTH FUNDS AVERAGE (4)
9/25/97                   $10000                    $10000                        $10000                              $10000
9/30/97                     9980                     10033                         10009                               10000
10/31/97                    9610                      9698                          9630                                9647
11/30/97                    9660                     10147                         10039                                9847
12/31/97                   10030                     10321                         10152                                9970
1/31/98                    10200                     10435                         10455                               10117
2/28/98                    11330                     11188                         11242                               10916
3/31/98                    11970                     11761                         11690                               11449
4/30/98                    12210                     11879                         11852                               11636
5/31/98                    11940                     11675                         11515                               11338
6/30/98                    13150                     12149                         12221                               12009
7/31/98                    13220                     12020                         12140                               11896
8/31/98                    11020                     10282                         10318                               10017
9/30/98                    12600                     10941                         11110                               10687
10/31/98                   12850                     11831                         12003                               11379
11/30/98                   13750                     12548                         12917                               12165
12/31/98                   16300                     13271                         14081                               13424
1/31/99                    17690                     13826                         14908                               14261
2/28/99                    16510                     13396                         14227                               13719
3/31/99                    17930                     13932                         14976                               14490
4/30/99                    17270                     14472                         14996                               14587
5/31/99                    16700                     14130                         14535                               14166
6/30/99                    17870                     14914                         15553                               15152
7/31/99                    17410                     14448                         15058                               14723
8/31/99                    18150                     14377                         15305                               14719
9/30/99                    18760                     13983                         14983                               14588
10/31/99                   20820                     14868                         16115                               15568
11/30/99                   24841                     15170                         16984                               16454
12/31/99                   32701                     16063                         18750                               18448
1/31/2000                  31851                     15256                         17871                               17741
2/29/2000                  38221                     14967                         18745                               18957
3/31/2000                  39111                     16432                         20087                               19901
4/30/2000                  34651                     15937                         19131                               18762
5/31/2000                  30141                     15610                         18168                               17736
6/30/2000                  36131                     15995                         19544                               18951
7/31/2000                  35871                     15745                         18730                               18549
8/31/2000                  41091                     16723                         20425                               20080
9/30/2000                  37549                     15840                         18493                               18845
10/31/2000                 33629                     15773                         17618                               17940
11/30/2000                 25401                     14530                         15021                               15723
12/31/2000                 24895                     14601                         14546                               15738
1/31/2001                  25454                     15119                         15551                               16122
2/28/2001                  20776                     13740                         12911                               13860
3/31/2001                  17373                     12870                         11506                               12505
4/30/2001                  19101                     13870                         12961                               13757
5/31/2001                  18890                     13963                         12770                               13644
6/30/2001                  18195                     13623                         12474                               13248
7/31/2001                  17426                     13489                         12163                               12803
8/31/2001                  15593                     12645                         11168                               11758
9/30/2001                  14107                     11623                         10053                               10608
10/31/2001                 14889                     11845                         10581                               11048
11/30/2001                 16147                     12754                         11597                               12074
12/31/2001                 15892                     12865                         11575                               12116
1/31/2002                  14821                     12678                         11371                               11850
2/28/2002                  14396                     12433                         10899                               11339
3/31/2002                  14804                     12901                         11276                               11791
4/30/2002                  14379                     12119                         10355                               10998
5/31/2002                  13784                     12029                         10105                               10756
6/30/2002                  13002                     11172                          9170                                9891
7/31/2002                  11592                     10302                          8666                                9166
8/31/2002                  11524                     10369                          8692                                9193
9/30/2002                  10963                      9242                          7790                                8373
10/31/2002                 11507                     10056                          8505                                9032
11/30/2002                 11473                     10648                          8967                                9418
12/31/2002                 10912                     10022                          8347                                8759
1/31/2003                  10674                      9759                          8145                                8590
2/28/2003                  10691                      9613                          8107                                8519
3/31/2003                  11116                      9706                          8258                                8685
4/30/2003                  11745                     10506                          8869                                9290
5/31/2003                  12356                     11059                          9312                                9741
6/30/2003                  12594                     11201                          9440                                9830
7/31/2003                  13189                     11398                          9675                               10100
8/31/2003                  13614                     11620                          9915                               10323
9/30/2003                  13019                     11497                          9809                               10133
10/31/2003                 14175                     12147                         10360                               10728
11/30/2003                 14396                     12254                         10469                               10809
12/31/2003                 14498                     12897                         10831                               11107

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SELECT 20 PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Select 20 Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Select 20 Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  PBHG Select 20 Portfolio commenced operations on September 25, 1997.
3 For more information on the S&P 500 Index and the Russell 1000(R) Growth Index please see the PBHG Disclosure Notes on page 14.
4 The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average at that month's end, September 30, 1997. For more information on the Lipper Large-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 14.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS AS FOLLOWS]

CONSUMER CYCLICAL             13%
HEALTH CARE                   14%
SERVICES                       9%
TECHNOLOGY                    64%



% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Boston Scientific                                 7.4%
Bed, Bath & Beyond                                6.9%
Yahoo!                                            6.7%
Intel                                             6.6%
Cisco Systems                                     6.6%
Staples                                           5.5%
Symantec                                          5.2%
Applied Materials                                 5.2%
Xilinx                                            5.2%
Dell Computer                                     5.2%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 60.5%


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PBHG SELECT 20 PORTFOLIO

SCHEDULE OF INVESTMENTS

AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
                                                      Market
Description                            Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 89.2%
CONSUMER CYCLICAL -- 11.8%
RETAIL-BEDDING -- 6.6%
Bed, Bath & Beyond*                   231,500    $     10,035
                                                 ------------
                                                       10,035
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 5.2%
Staples*                              293,200           8,004
                                                 ------------
                                                        8,004
                                                 ------------
TOTAL CONSUMER CYCLICAL (COST $15,188)                 18,039
                                                 ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 12.0%
MEDICAL INSTRUMENTS -- 7.0%
Boston Scientific*                    293,000          10,771
                                                 ------------
                                                       10,771
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 4.1%
Amgen*                                 95,400           5,896
Genentech*                              4,100             384
                                                 ------------
                                                        6,280
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.9%
UnitedHealth Group                     24,900           1,449
                                                 ------------
                                                        1,449
                                                 ------------
TOTAL HEALTH CARE (COST $10,922)                       18,500
                                                 ------------
--------------------------------------------------------------------------------
SERVICES -- 4.3%
SCHOOLS -- 4.3%
Apollo Group, Cl A*                    95,800           6,514
                                                 ------------
                                                        6,514
                                                 ------------
TOTAL SERVICES (COST $6,759)                            6,514
                                                 ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 61.1%
APPLICATIONS SOFTWARE -- 4.7%
Microsoft                             260,800           7,182
                                                 ------------
                                                        7,182
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 4.6%
Nextel Communications, Cl A*          250,100           7,018
                                                 ------------
                                                        7,018
--------------------------------------------------------------------------------
COMPUTERS -- 4.9%
Dell Computer*                        222,200           7,546
                                                 ------------
                                                        7,546
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.5%
Network Appliance*                    333,000           6,836
                                                 ------------
                                                        6,836
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    Shares/Face      Market
Description                        Anmount (000)   Value (000)
--------------------------------------------------------------------------------
eBay*                                  93,600    $      6,046
                                                 ------------
                                                        6,046
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 16.0%
Broadcom, Cl A*                       217,900           7,428
Intel                                 300,300           9,670
Xilinx*                               194,900           7,550
                                                 ------------
                                                       24,648
--------------------------------------------------------------------------------
INTERNET SECURITY -- 4.9%
Symantec*                             219,300           7,599
                                                 ------------
                                                        7,599
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 6.3%
Cisco Systems*                        396,200           9,624
                                                 ------------
                                                        9,624
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.9%

Applied Materials*                    336,600           7,557
                                                 ------------
                                                        7,557
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 6.4%
Yahoo!*                               218,200           9,856
                                                 ------------
                                                        9,856
                                                 ------------
TOTAL TECHNOLOGY (COST $72,151)                        93,912
                                                 ------------
TOTAL COMMON STOCK (COST $105,020)                    136,965
                                                 ------------
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%
INDEX FUND-LARGE CAP -- 1.0%
Nasdaq-100 Index Tracking Stock        43,700           1,593
                                                 ------------
                                                        1,593
                                                 ------------
TOTAL INVESTMENT COMPANY (COST $1,074)                  1,593
                                                 ------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
Morgan Stanley
   0.88%, dated 12/31/03, to be
   repurchased on 01/02/04,
   repurchase price $7,653,374
   (collateralized by various
   U.S. Government Obligations:
   total market value
   $7,849,215) (A)                     $7,653           7,653
                                                 ------------
TOTAL REPURCHASE AGREEMENT (COST $7,653)                7,653
                                                 ------------
TOTAL INVESTMENTS-- 95.2% (COST $113,747)        $    146,211
                                                 ============
--------------------------------------------------------------------------------
Percentages are based on net assets of $153,639,657
* Non-income producing security.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

ASSETS:
     Investment Securities, at Cost 1...........................................................................    $    113,747
                                                                                                                    ============
     Investment Securities, at Market Value 1...................................................................    $    146,211
     Receivable for Investment Securities Sold..................................................................           9,020
     Cash.......................................................................................................             246
     Dividends and Interest Receivable..........................................................................               3
                                                                                                                    ------------
           Total Assets.........................................................................................         155,480
                                                                                                                    ------------
LIABILITIES:
     Payable for Investment Advisory Fees.......................................................................             121
     Payable for Administrative Fees............................................................................              21
     Payable for Trustees' Fees.................................................................................               4
     Payable for Capital Shares Redeemed........................................................................           1,252
     Payable for Investment Securities Purchased................................................................             389
     Accrued Expenses...........................................................................................              53
                                                                                                                    ------------
           Total Liabilities....................................................................................           1,840
                                                                                                                    ------------
NET ASSETS:
     Paid-in-capital ...........................................................................................         376,775
     Accumulated Net Realized Loss on Investments...............................................................        (255,599)
     Net Unrealized Appreciation on Investments.................................................................          32,464
                                                                                                                    ------------
     NET ASSETS.................................................................................................    $    153,640
                                                                                                                    ============
     Outstanding Shares of Beneficial Interest 2................................................................      18,008,827
                                                                                                                    ============
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE...................................................           $8.53
                                                                                                                           =====

1. Includes a repurchase agreement amounting to $7,653 (000's).
2. Par Value of $0.001, unlimited authorization. Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT 20 PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends..................................................................................................    $        512
     Interest...................................................................................................             102
     Less: Foreign Taxes Withheld...............................................................................              (5)
                                                                                                                    ------------
        Total Investment Income.................................................................................             609
                                                                                                                    ------------
EXPENSES:
     Investment Advisory Fees...................................................................................           1,424
     Administrative Fees........................................................................................             251
     Professional Fees..........................................................................................              42
     Printing Fees..............................................................................................              41
     Transfer Agent Fees........................................................................................              24
     Trustees' Fees.............................................................................................              21
     Custodian Fees.............................................................................................               7
     Interfund Lending Interest Expense*........................................................................               1
     Other Fees.................................................................................................              13
                                                                                                                    ------------
          Total Expenses........................................................................................           1,824
                                                                                                                    ------------
NET INVESTMENT LOSS.............................................................................................          (1,215)
                                                                                                                    ------------
Net Realized Gain from Security Transactions....................................................................          15,630
Net Change in Unrealized Appreciation on Investments............................................................          32,645
                                                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................          48,275
                                                                                                                    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................    $     47,060
                                                                                                                    ============

* See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                   01/01/03           01/01/02
                                                                                                      to                 to
                                                                                                   12/31/03           12/31/02
                                                                                                   --------           --------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................     $   (1,215)        $     (839)
   Net Realized Gain (Loss) from Security Transactions......................................         15,630            (75,302)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         32,645             (7,039)
                                                                                                 ----------         -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................         47,060            (83,180)
                                                                                                 ----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................         22,754              1,552
   Shares Redeemed..........................................................................        (69,263)           (69,312)
                                                                                                 ----------         -----------
   Decrease in Net Assets Derived from Capital Share Transactions...........................        (46,509)           (67,760)
                                                                                                 ----------         -----------
       Total Increase (Decrease) in Net Assets..............................................            551           (150,940)
                                                                                                 ----------         -----------
NET ASSETS:
   Beginning of Year........................................................................        153,089            304,029
                                                                                                 ----------         -----------
   End of Year..............................................................................       $153,640           $153,089
                                                                                                 ==========         ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................          3,202                206
   Shares Redeemed..........................................................................         (9,021)            (8,891)
                                                                                                 ----------         -----------
   Net Decrease in Shares Outstanding.......................................................         (5,819)            (8,685)
                                                                                                 ==========         ===========

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                    Net
           Net                 Realized and                                                        Net                         Net
          Asset                 Unrealized                    Distributions                       Asset                      Assets,
         Value,        Net       Gains or           Total         from                           Value,                        End
        Beginning  Investment     Losses            from         Capital           Total           End         Total         of Year
         of Year      Loss     on Securities     Operations       Gains        Distributions     of Year      Return          (000)
------------------------------------------------------------------------------------------------------------------------------------
  2003    $6.42       $(0.05)1    $ 2.16          $ 2.11              --               --          $8.53      32.87%       $153,640
  2002     9.35        (0.05)      (2.88)          (2.93)             --               --           6.42     (31.34)%       153,089
  2001    23.63        (0.01)      (9.30)          (9.31)         $(4.97)          $(4.97)          9.35     (36.17)%       304,029
  2000    32.70        (0.09)      (7.12)          (7.21)          (1.86)           (1.86)         23.63     (23.87)%       669,739
  1999    16.30        (0.08)      16.48           16.40              --               --          32.70     100.61%        753,572


                                                                              Ratio
                                                                             of Net
                                      Ratio                 Ratio          Investment
                                     of Net              of Expenses          Loss
                  Ratio            Investment            to Average        to Average
               of Expenses            Loss               Net Assets        Net Assets          Portfolio
               to Average          to Average            (Excluding        (Excluding          Turnover
               Net Assets          Net Assets             Waivers)          Waivers)             Rate
--------------------------------------------------------------------------------------------------------
  2003            1.09%                (0.73)%              1.09%            (0.73)%             92.66%
  2002            1.08%                (0.42)%              1.08%            (0.42)%            164.94%
  2001            1.04%                (0.23)%              1.04%            (0.23)%            142.88%
  2000            1.02%                (0.33)%              1.02%            (0.33)%            138.94%
  1999            1.05%                (0.46)%              1.05%            (0.46)%            139.05%

  1 Per share calculations were performed using average shares for the year.

  Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG SELECT 20 PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003

1.  ORGANIZATION
PBHG Select 20 Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 89% and 10%, respectively, of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the"Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the

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PBHG SELECT 20 PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $14,740 under these arrangements.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS
The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $142,997,774 and $193,563,525, respectively.

5.  FEDERAL TAX INFORMATION
It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

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PBHG SELECT 20 PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003, were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):

                                                 INCREASE
                            INCREASE           UNDISTRIBUTED
        DECREASE        ACCUMULATED NET       NET INVESTMENT
     PAID-IN-CAPITAL      REALIZED GAIN           INCOME
     ---------------    ---------------       --------------
         $(1,253)              $38                 $1,215

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:

        December 2009                           $(172,674)
        December 2010                             (82,021)
Unrealized appreciation                            31,560
                                                ---------
                                                $(223,135)
                                                =========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

During the year ended December 31, 2003, the Portfolio utilized $7,302 (000) of capital loss carryforwards to offset net realized capital gains.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
        --------  -------------   -------------  -------------
       $114,651      $33,277        $(1,717)        $31,560

6.  CONCENTRATIONS/RISKS
The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in specific industries.

7.  LINE OF CREDIT
The Portfolio may borrow an amount up to its prospectus- defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING
Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

For the year ended December 31, 2003, the Portfolio borrowed funds from IRA Capital Preservation Fund (one of the funds constituting PBHG Funds). The amount borrowed was $8,843,739 and the interest paid on the borrowing and the corresponding interest rate were $1,497 and 1.26%, respectively. The average amount of borrowings during the year was $7,373,683. The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2003.

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PBHG SELECT 20 PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

9.  LITIGATION
On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

                                       12

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PBHG SELECT 20 PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG SELECT 20 PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Select 20 Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG SELECT 20 PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER LARGE-CAP GROWTH FUNDS AVERAGE represents 649 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDICES

The RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000(R) Growth Index and the S&P 500 Index (the "Indices") and the Lipper Large-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Indices and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Indices and/or Average is not possible.

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.


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PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHG Fund Distributors

This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.

03-375 8/03

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INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003


o PBHG SMALL CAP PORTFOLIO

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PBHG Insurance Series Fund
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PBHG SMALL CAP PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.


Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock

President

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PBHG SMALL CAP PORTFOLIO

Dear Shareholder:

The year 2003 saw many changes across the political and economic landscapes. Amid uncertainty, the year got off to a sluggish start, but spurred by an injection of fiscal stimulus and an accommodative monetary policy the U.S. equity markets saw a dramatic rise in the second half of 2003. Although past performance is no guarantee of future results, and the investment return of the Portfolio will fluctuate, for the year ended December 31, 2003, the PBHG Small Cap Portfolio posted a gain of 39.03%, at net asset value, trailing the Portfolio's benchmark, the Russell 2000(R) Index, which gained an impressive 47.25% for the same period. Keep in mind that an investment in smaller capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

PERFORMANCE

Our underweight position relative to the benchmark in the technology sector was a major contributor to the Portfolio's underperformance. Throughout the 12-month period, lower priced, higher valuation stocks surged, as investors seem to be showing signs of some of the same "irrational exuberance" exhibited previously. When you look inside the results of the Portfolio's benchmark, the Russell 2000(R) Index, you will see that the companies with little or no earnings were the primary drivers of the strong performance for the Index. We remind you that our disciplined investment process is committed to only buying stocks with what we believe to be attractive near-term business dynamics, good long-term growth prospects and attractive valuations, prohibiting us from owning the "low priced, low quality" stocks most favored during most of 2003.

Energy was another sector that played a role in the Portfolio's underperformance relative to the benchmark for the period. In particular, energy holding, Lone Star Technologies, a supplier of parts to the oil and gas drilling industry, dragged on performance. In spite of the underperformance, we increased our weighting to this sector throughout the year, as we believe it is attractively valued and industry supply fundamentals remain strong. Our patience with this sector was rewarded in the fourth quarter, as energy stocks seemed to have finally caught investors' favor. We believe, improving U.S. and world economies, high crude oil and natural gas prices, and moderate increases in exploration and product should continue to benefit companies in this sector.

Also negatively impacting the Portfolio's performance relative to the benchmark was transportation holding, Atlantic Coast Airlines, a regional carrier that lost its relationship with United Airlines during the year. We have since sold our position in this stock. Too, a specialty "teen" retailer, was another poor performing holding as their near-term results did not live up to expectations.

Making positive contributions to the Portfolio's performance during the year were selections in the financial sector. In particular, Allmerica Financial had strong results, boosted by improved performance from their equity-sensitive life insurance business. We also found some bright spots in the technology sector with Fairchild Semiconductor International and Cerner, a health care information technology company.

As the year drew to a close the Portfolio saw some positive contributions from select holdings in the consumer cyclical and industrial sectors. In particular the Portfolio's radio and television broadcasting companies had a very strong fourth quarter. For example, Emmis Communications, a diversified media company with radio, TV and magazine publishing operations, outperformed during the quarter.

LOOKING FORWARD

While small cap stocks dominated other segments of the market in 2003, their strong outperformance was confined largely to the very small end of the spectrum and particularly to lower quality, high volatility issues. Merger and acquisition activity is also up on a year-over-year basis, which should help small-sized stocks perform well. One unknown variable in the outlook for small companies is interest rates. Currently rates are very favorable to small cap companies with credit spreads having narrowed significantly, but this could change if rates rise quickly. While it may be unrealistic to expect the same heady gains for small cap stocks as seen in 2003, we believe the fundamentals are in place for there to be another solid year for the smaller end of the market.

Sincerely,

/S/ JEROME J. HEPPELMANN

Jerome J. Heppelmann, CFA
Portfolio Manager

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--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO                                             (UNAUDITED)


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                          Annualized   Annualized    Annualized
                               One Year   Three Year    Five Year   Inception to
                                Return      Return       Return        Date 2
--------------------------------------------------------------------------------
PBHG Small Cap Portfolio        39.03%       0.53%        9.90%        10.61%
--------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN PBHG SMALL CAP
    PORTFOLIO VERSUS THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP CORE
                                  FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                          RUSSELL 2000(R)      LIPPER SMALL-CAP
              PBHG SMALL CAP PORTFOLIO        INDEX 3         CORE FUNDS AVERAGE 4
10/28/97              $10000                  $10000                $10000
10/31/97               10050                   10095                 10000
11/30/97               10060                   10030                  9912
12/31/97               10480                   10205                 10011
1/31/98                10630                   10044                  9831
2/28/98                11250                   10787                 10535
3/31/98                11950                   11232                 11010
4/30/98                12230                   11294                 11094
5/31/98                11590                   10685                 10561
6/30/98                11520                   10708                 10483
7/31/98                10995                    9841                  9754
8/31/98                 8812                    7930                  7910
9/30/98                 9233                    8551                  8255
10/31/98               10064                    8899                  8608
11/30/98               10805                    9366                  9092
12/31/98               11626                    9945                  9595
1/31/99                11286                   10077                  9523
2/28/99                10424                    9261                  8806
3/31/99                10064                    9406                  8820
4/30/99                10755                   10249                  9557
5/31/99                11446                   10398                  9820
6/30/99                11987                   10869                 10362
7/31/99                12127                   10570                 10277
8/31/99                11906                   10179                  9925
9/30/99                11806                   10181                  9856
10/31/99               11526                   10223                  9835
11/30/99               12097                   10833                 10397
12/31/99               13479                   12059                 11268
1/31/2000              13479                   11866                 10995
2/29/2000              15712                   13825                 12137
3/31/2000              16723                   12914                 12302
4/30/2000              15862                   12137                 11874
5/31/2000              15932                   11429                 11478
6/30/2000              17484                   12425                 12261
7/31/2000              17003                   12026                 12044
8/31/2000              18666                   12943                 13053
9/30/2000              18421                   12563                 12798
10/31/2000             17621                   12002                 12472
11/30/2000             16269                   10770                 11434
12/31/2000             18349                   11695                 12535
1/31/2001              19087                   12304                 13106
2/28/2001              18134                   11497                 12438
3/31/2001              17232                   10934                 11861
4/30/2001              18503                   11790                 12802
5/31/2001              19046                   12079                 13234
6/30/2001              19168                   12496                 13566
7/31/2001              18892                   11820                 13239
8/31/2001              18451                   11438                 12886
9/30/2001              15595                    9899                 11286
10/31/2001             16758                   10478                 11858
11/30/2001             18330                   11289                 12666
12/31/2001             19462                   11986                 13458
1/31/2002              18739                   11861                 13399
2/28/2002              18121                   11536                 13192
3/31/2002              19452                   12463                 14202
4/30/2002              19001                   12577                 14351
5/31/2002              18152                   12019                 13843
6/30/2002              16821                   11422                 13139
7/31/2002              13792                    9697                 11367
8/31/2002              14190                    9672                 11403
9/30/2002              13247                    8978                 10590
10/31/2002             13461                    9266                 10875
11/30/2002             14228                   10092                 11632
12/31/2002             13407                    9531                 11143
1/31/2003              12949                    9267                 10829
2/28/2003              12491                    8987                 10485
3/31/2003              12704                    9102                 10584
4/30/2003              13876                    9966                 11501
5/31/2003              15059                   11035                 12586
6/30/2003              15251                   11235                 12898
7/31/2003              15880                   11938                 13566
8/31/2003              16562                   12485                 14189
9/30/2003              16082                   12254                 13970
10/31/2003             17532                   13284                 15109
11/30/2003             18107                   13755                 15657
12/31/2003             18640                   14034                 16072

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Small Cap Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Small Cap Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  The PBHG Small Cap Portfolio commenced operations on October 28, 1997.
3 For more information on the Russell 2000(R) Index please see the PBHG Disclosure Notes on page 17.
4 The chart assumes $10,000 invested in the Lipper Small-Cap Core Funds Average at that month's end, October 31, 1997. For more information on the Lipper Small-Cap Core Funds Average please see the PBHG Disclosure Notes on page 17.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART POMITTED, PLOT POINTS as FOLLOWS:]

BASIC MATERIALS                         2%
CONSUMER CYCLICAL                      25%
ENERGY                                 12%
FINANCIAL                              13%
HEALTH CARE                            14%
INDUSTRIAL                              9%
SERVICES                               11%
TECHNOLOGY                             12%
TRANSPORTATION                          1%
UTILITIES                               1%

% of Total Portfolio Investments in Common Stock


  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Brink's                                           2.6%
Sinclair Broadcasting Group, Cl A                 2.5%
Emmis Communications, Cl A                        2.3%
Accredo Health                                    2.2%
Olin                                              2.0%
Spanish Broadcasting System, Cl A                 1.9%
Linens 'N Things                                  1.9%
Meristar Hospitality                              1.9%
Too                                               1.8%
Apria Healthcare Group                            1.8%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 20.9%

                                        3

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.1%

BASIC MATERIALS -- 1.9%

CHEMICALS-DIVERSIFIED -- 1.9%
Olin                                                      208,800     $   4,189
                                                                      ----------
                                                                          4,189
                                                                      ----------
TOTAL BASIC MATERIALS (COST $3,546)                                       4,189
                                                                      ----------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 23.8%

BROADCAST SERVICES/PROGRAMMING -- 0.6%
Gray Television                                            82,600         1,249
                                                                      ----------
                                                                          1,249
--------------------------------------------------------------------------------
CABLE TV -- 1.2%
Insight Communications*                                   255,600         2,635
                                                                      ----------
                                                                          2,635
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.9%
Bell Microproducts*                                       214,800         1,946
                                                                      ----------
                                                                          1,946
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.1%
Entravision Communications, Cl A*                         224,400         2,491
                                                                      ----------
                                                                          2,491
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 0.7%
Scholastic*                                                46,600         1,586
                                                                      ----------
                                                                          1,586
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 1.1%
Journal Register*                                         111,800         2,314
                                                                      ----------
                                                                          2,314
--------------------------------------------------------------------------------
RADIO -- 6.7%
Cumulus Media, Cl A*                                      114,400         2,517
Emmis Communications, Cl A*                               182,600         4,939
Radio One, Cl A*                                          163,100         3,189
Spanish Broadcasting System, Cl A*                        385,100         4,044
                                                                      ----------
                                                                         14,689
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.3%
Charming Shoppes*                                         230,800         1,246
Mothers Work*                                              69,600         1,698
Too*                                                      231,000         3,899
Urban Outfitters*                                          35,800         1,326
Wet Seal, Cl A*                                           123,400         1,220
                                                                      ----------
                                                                          9,389
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 1.8%
Linens 'N Things*                                         133,300         4,010
                                                                      ----------
                                                                          4,010
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
RETAIL-HOME FURNISHINGS -- 0.7%
Cost Plus*                                                 38,000     $   1,558
                                                                      ----------
                                                                          1,558
--------------------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORE -- 1.6%
Dillard's, Cl A                                           211,700         3,485
                                                                      ----------
                                                                          3,485
--------------------------------------------------------------------------------
TELEVISION -- 3.1%
Lin TV, Cl A*                                              57,000         1,471
Sinclair Broadcast Group, Cl A*                           359,900         5,370
                                                                      ----------
                                                                          6,841
                                                                      ----------
TOTAL CONSUMER CYCLICAL (COST $45,134)                                   52,193
                                                                      ----------
--------------------------------------------------------------------------------
ENERGY -- 11.2%

COAL -- 1.6%
Consol Energy                                              56,200         1,456
Massey Energy                                              95,500         1,986
                                                                      ----------
                                                                          3,442
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.3%
Atwood Oceanics*                                           92,200         2,945
                                                                      ----------
                                                                          2,945
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION-- 3.0%
Stone Energy*                                              42,200         1,791
Tom Brown*                                                 82,000         2,645
Vintage Petroleum                                         170,000         2,045
                                                                      ----------
                                                                          6,481
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.1%
Grant Prideco*                                            254,600         3,315
Lone Star Technologies*                                    77,500         1,238
                                                                      ----------
                                                                          4,553
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.1%
Frontier Oil                                              135,100         2,326
                                                                      ----------
                                                                          2,326
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.1%
CAL Dive International*                                    79,000         1,905
Core Laboratories* 1                                      168,800         2,817
                                                                      ----------
                                                                          4,722
                                                                      ----------
TOTAL ENERGY (COST $21,438)                                              24,469
                                                                      ----------
--------------------------------------------------------------------------------
FINANCIAL -- 12.7%

COMMERCIAL BANKS-WESTERN US -- 0.6%
Greater Bay Bancorp                                        48,400         1,378
                                                                      ----------
                                                                          1,378
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES-- 0.8%
Affiliated Managers Group*                                 24,000         1,670
                                                                      ----------
                                                                          1,670
--------------------------------------------------------------------------------

                                        4

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 2.3%
Allmerica Financial*                                      105,900     $   3,259
HCC Insurance Holdings                                     58,900         1,873
                                                                      ----------
                                                                          5,132
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.6%
Jones Lang LaSalle*                                       113,500         2,353
Trammell Crow*                                             82,400         1,092
                                                                      ----------
                                                                          3,445
--------------------------------------------------------------------------------
REINSURANCE -- 2.3%
Odyssey Re Holdings                                       113,400         2,557
Platinum Underwriters Holdings 2                           82,700         2,481
                                                                      ----------
                                                                          5,038
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.8%
Meristar Hospitality*                                     610,300         3,973
                                                                      ----------
                                                                          3,973
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.4%
Brandywine Realty Trust                                    30,000           803
                                                                      ----------
                                                                            803
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.3%
CBL & Associates Properties                                 9,800           554
                                                                      ----------
                                                                            554
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 2.2%
Brookline Bancorp                                         204,082         3,131
Provident Financial Services                               94,300         1,782
                                                                      ----------
                                                                          4,913
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 0.4%
Jefferson Bancshares                                       69,900           964
                                                                      ----------
                                                                            964
                                                                      ----------
TOTAL FINANCIAL (COST $21,142)                                           27,870
                                                                      ----------
--------------------------------------------------------------------------------
HEALTH CARE -- 13.4%

DIAGNOSTIC EQUIPMENT -- 1.2%
Cytyc*                                                    190,200         2,617
                                                                      ----------
                                                                          2,617
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 1.6%
ICU Medical*                                              101,100         3,466
                                                                      ----------
                                                                          3,466
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 0.5%
Hooper Holmes                                             186,100         1,150
                                                                      ----------
                                                                          1,150
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.0%
Cerner*                                                    59,800         2,263
                                                                      ----------
                                                                          2,263
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.7%
Covance*                                                  139,600     $   3,741
                                                                      ----------
                                                                          3,741
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.1%
Wright Medical Group*                                      79,400         2,417
                                                                      ----------
                                                                          2,417
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.5%
Medicis Pharmaceutical, Cl A                               16,100         1,148
                                                                      ----------
                                                                          1,148
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.1%
AMERIGROUP*                                                27,300         1,164
Centene*                                                   42,050         1,178
                                                                      ----------
                                                                          2,342
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.9%
LifePoint Hospitals*                                       63,700         1,876
                                                                      ----------
                                                                          1,876
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.7%
Apria Healthcare Group*                                   134,700         3,835
                                                                      ----------
                                                                          3,835
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.1%
Accredo Health*                                           144,800         4,577
                                                                      ----------
                                                                          4,577
                                                                      ----------
TOTAL HEALTH CARE (COST $23,033)                                         29,432
                                                                      ----------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.1%

AEROSPACE/DEFENSE -- 1.1%
Teledyne Technologies*                                    125,900         2,373
                                                                      ----------
                                                                          2,373
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%
Moog, Cl A*                                                49,600         2,450
                                                                      ----------
                                                                          2,450
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS-- 2.5%
Brink's                                                   241,000         5,449
                                                                      ----------
                                                                          5,449
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.7%
GrafTech International*                                   106,800         1,442
                                                                      ----------
                                                                          1,442
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.0%
EDO                                                        89,300         2,201
                                                                      ----------
                                                                          2,201
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.0%
JLG Industries                                            147,900         2,253
                                                                      ----------
                                                                          2,253
--------------------------------------------------------------------------------

                                        5

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--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
MACHINERY-THERMAL PROCESSING -- 0.7%
Global Power Equipment Group*                             230,400     $   1,539
                                                                      ----------
                                                                          1,539
                                                                      ----------
TOTAL INDUSTRIAL (COST $12,923)                                          17,707
                                                                      ----------
--------------------------------------------------------------------------------
SERVICES -- 10.0%

COMMERCIAL SERVICES -- 1.5%
Arbitron*                                                  81,200         3,388
                                                                      ----------
                                                                          3,388
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 2.6%
Coinstar*                                                 131,600         2,377
National Processing*                                      136,700         3,219
                                                                      ----------
                                                                          5,596
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.1%
PDI*                                                       91,200         2,445
                                                                      ----------
                                                                          2,445
--------------------------------------------------------------------------------
DIRECT MARKETING -- 1.0%
Advo                                                       68,500         2,176
                                                                      ----------
                                                                          2,176
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.2%
Medical Staffing Network Holdings*                        234,000         2,562
                                                                      ----------
                                                                          2,562
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.2%
Aaron Rents                                               130,450         2,626
                                                                      ----------
                                                                          2,626
--------------------------------------------------------------------------------
SECURITY SERVICES -- 1.4%
Integrated Alarm Services Group*                          357,600         3,040
                                                                      ----------
                                                                          3,040
                                                                      ----------
TOTAL SERVICES (COST $16,523)                                            21,833
                                                                      ----------
--------------------------------------------------------------------------------
TECHNOLOGY -- 12.3%

APPLICATIONS SOFTWARE -- 2.3%
Barra*                                                     72,800         2,584
Quest Software*                                           177,400         2,519
                                                                      ----------
                                                                          5,103
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.8%
Park Electrochemical                                       68,700         1,820
                                                                      ----------
                                                                          1,820
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.6%
Parametric Technology*                                    315,200         1,242
                                                                      ----------
                                                                          1,242
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.9%
Filenet*                                                   73,600         1,993
                                                                      ----------
                                                                          1,993
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                                Shares    Value (000)
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%
NetlQ*                                                    104,400     $   1,383
                                                                      ----------
                                                                          1,383
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.3%
DSP Group*                                                111,200         2,770
                                                                      ----------
                                                                          2,770
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.5%
Ascential Software*                                        45,400         1,177
                                                                      ----------
                                                                          1,177
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.5%
Extreme Networks*                                         151,100         1,089
                                                                      ----------
                                                                          1,089
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.8%
GlobespanVirata*                                          437,200         2,571
Integrated Device Technology*                             201,300         3,456
                                                                      ----------
                                                                          6,027
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.5%
Brooks Automation*                                         46,800         1,131
Veeco Instruments*                                         79,700         2,248
                                                                      ----------
                                                                          3,379
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.5%
Powerwave Technologies*                                   148,200         1,134
                                                                      ----------
                                                                          1,134
                                                                      ----------
TOTAL TECHNOLOGY (COST $20,997)                                          27,117
                                                                      ----------
--------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%

AIRLINES -- 0.6%
Skywest                                                    73,800         1,337
                                                                      ----------
                                                                          1,337
                                                                      ----------
TOTAL TRANSPORTATION (COST $877)                                          1,337
                                                                      ----------
--------------------------------------------------------------------------------
UTILITIES -- 1.1%

ELECTRIC-INTEGRATED -- 0.7%
MGE Energy                                                 52,900         1,667
                                                                      ----------
                                                                          1,667
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.4%
UGI                                                        24,250           822
                                                                      ----------
                                                                            822
                                                                      ----------
TOTAL UTILITIES (COST $1,778)                                             2,489
                                                                      ----------
TOTAL COMMON STOCK (COST $167,391)                                      208,636
--------------------------------------------------------------------------------

                                        6

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--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
                                                         Face           Market
Description                                          Amount (000)    Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
Morgan Stanley
   0.88%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $2,155,941 (collateralized by U.S.
   Government Obligations: total market
   value $2,199,780) (A)                                $2,156        $   2,156
                                                                      ----------
TOTAL REPURCHASE AGREEMENT (COST $2,156)                                  2,156
                                                                      ----------
TOTAL INVESTMENTS -- 96.1% (COST $169,547)                            $ 210,792
                                                                      ==========
-------------------------------------------------------------------------------

Percentages are based on Net Assets of $219,398,406
* Non-income producing security.
1 Netherlands domiciled security traded on the New York Stock Exchange. 2 Bermuda domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
Cl -- Class
REIT -- Real Estate Investment Trust
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.


                                        7

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--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

ASSETS:
     Investment Securities, at Cost 1 ..............................................................    $   169,547
                                                                                                        ===========
     Investment Securities, at Market Value 1 ......................................................    $   210,792
     Receivable for Investment Securities Sold .....................................................         11,500
     Dividends and Interest Receivable .............................................................            191
                                                                                                        -----------
           Total Assets ............................................................................        222,483
                                                                                                        -----------
LIABILITIES:
     Payable for Investment Advisory Fees ..........................................................            196
     Payable for Administrative Fees ...............................................................             33
     Payable for Trustees' Fees ....................................................................              5
     Payable for Capital Shares Redeemed ...........................................................          2,772
     Payable for Investment Securities Purchased ...................................................              4
     Accrued Expenses ..............................................................................             75
                                                                                                        -----------
           Total Liabilities .......................................................................          3,085
                                                                                                        -----------
NET ASSETS:
     Paid-in-capital ...............................................................................        238,825
     Accumulated Net Realized Loss on Investments ..................................................        (60,672)
     Net Unrealized Appreciation on Investments ....................................................         41,245
                                                                                                        -----------
     NET ASSETS ....................................................................................    $   219,398
                                                                                                        ===========
     Outstanding Shares of Beneficial Interest 2 ...................................................     12,543,951
                                                                                                        ===========
     NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ......................................         $17.49
                                                                                                             ======

1. Includes a repurchase agreement amounting to $2,156 (000's).
2. Par Value of $0.001, unlimited authorization. Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

                                        8

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends ........................................................................................    $   1,719
     Interest .........................................................................................           95
     Less: Foreign Taxes Withheld .....................................................................           (1)
                                                                                                           ---------
        Total Investment Income .......................................................................        1,813
                                                                                                           ---------
EXPENSES:
     Investment Advisory Fees .........................................................................        2,511
     Administrative Fees ..............................................................................          377
     Printing Fees ....................................................................................           73
     Professional Fees ................................................................................           61
     Trustees' Fees ...................................................................................           32
     Transfer Agent Fees ..............................................................................           24
     Custodian Fees ...................................................................................           18
     Interfund Lending Interest Expense* ..............................................................            2
     Other Fees .......................................................................................           24
                                                                                                           ---------
          Total Expenses ..............................................................................        3,122
                                                                                                           ---------
LESS:
     Waiver of Investment Advisory Fees ...............................................................         (108)
                                                                                                           ---------
          Net Expenses ................................................................................        3,014
                                                                                                           ---------
NET INVESTMENT LOSS ...................................................................................       (1,201)
                                                                                                           ---------
Net Realized Gain from Security Transactions ..........................................................       46,591
Net Change in Unrealized Appreciation on Investments ..................................................       38,045
                                                                                                           ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .......................................................       84,636
                                                                                                           ---------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................    $  83,435
                                                                                                           =========

* See Note 8 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

                                        9

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--------------------------------------------------------------------------------
PBHG SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                   01/01/03         01/01/02
                                                                                                      to               to
                                                                                                   12/31/03         12/31/02
                                                                                                  ---------         ---------
INVESTMENT ACTIVITIES:
   Net Investment Loss .....................................................................      $  (1,201)        $  (1,801)
   Net Realized Gain (Loss) from Security Transactions .....................................         46,591          (105,029)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................         38,045           (32,341)
                                                                                                  ---------         ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations .........................         83,435          (139,171)
                                                                                                  ---------         ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Realized Gains from Security Transactions ...........................................             --            (4,652)
                                                                                                  ---------         ---------
   Total Distributions .....................................................................             --            (4,652)
                                                                                                  ---------         ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued ...........................................................................         24,849            70,864
   Shares Issued upon Reinvestment of Distributions ........................................             --             4,652
   Shares Redeemed .........................................................................       (133,025)         (122,605)
                                                                                                  ---------         ---------
   Decrease in Net Assets Derived from Capital Share Transactions ..........................       (108,176)          (47,089)
                                                                                                  ---------         ---------
   Total Decrease in Net Assets ............................................................        (24,741)         (190,912)
                                                                                                  ---------         ---------
NET ASSETS:
   Beginning of Year .......................................................................        244,139           435,051
                                                                                                  ---------         ---------
   End of Year .............................................................................      $ 219,398         $ 244,139
                                                                                                  =========         =========
SHARES ISSUED AND REDEEMED:
   Shares Issued ...........................................................................          1,713             4,026
   Shares Issued upon Reinvestment of Distributions ........................................             --               350
   Shares Redeemed .........................................................................         (8,580)           (8,388)
                                                                                                  ---------         ---------
   Decrease in Shares Outstanding ..........................................................         (6,867)           (4,012)
                                                                                                  =========         =========

Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

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PBHG SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                     Net
          Net                   Realized and                   Dividends                                      Net
         Asset          Net      Unrealized                      from       Distributions      Total        Asset
        Value,      Investment    Gains or         Total          Net           from         Dividends      Value,
       Beginning      Income       Losses          from       Investment       Capital          and         End of      Total
        of Year       (Loss)    on Securities   Operations      Income          Gains      Distributions     Year      Return
--------------------------------------------------------------------------------------------------------------------------------
  2003  $12.58        $(0.07)1      $4.98         $4.91             --             --             --        $17.49      39.03%
  2002   18.57         (0.10)       (5.66)        (5.76)            --         $(0.23)        $(0.23)        12.58     (31.11)%
  2001   17.91         (0.03)        1.04          1.01         $(0.02)         (0.33)         (0.35)        18.57       6.07%
  2000   13.46          0.06         4.81          4.87             --          (0.42)         (0.42)        17.91      36.13%
  1999   11.61         (0.03)        1.88          1.85             --             --             --         13.46      15.93%

                                                                     Ratio
                                     Ratio                           of Net
                                     of Net          Ratio         Investment
             Net      Ratio of     Investment     of Expenses     Income (Loss)
           Assets,    Expenses       Income       to Average       to Average
             End     to Average      (Loss)       Net Assets       Net Assets       Portfolio
           of Year       Net       to Average     (Excluding       (Excluding       Turnover
            (000)      Assets      Net Assets      Waivers)         Waivers)          Rate
---------------------------------------------------------------------------------------------
  2003    $219,398      1.20%        (0.48)%         1.24%           (0.52)%         125.35%
  2002     244,139      1.20%        (0.52)%         1.22%           (0.54)%         158.64%
  2001     435,051      1.20%        (0.19)%         1.20%           (0.19)%         125.30%
  2000     274,158      1.20%         0.28%          1.21%            0.27%          185.66%
  1999      43,484      1.20%        (0.20)%         1.29%           (0.29)%         277.95%

1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003


1.  ORGANIZATION

PBHG Small Cap Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 92% of the outstanding shares of the Portfolio were held by the separate accounts of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency

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PBHG SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received $23,327 under these arrangements.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 1.00% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At December 31, 2003, the amount of advisory fee waivers and the reimbursement of third party expenses by the Adviser subject to possible recapture was $193,382.

No amounts have been recaptured by the adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $299,365,038 and $409,110,973, respectively.

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PBHG SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003, were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):


                              INCREASE          INCREASE
                             ACCUMULATED      UNDISTRIBUTED
          DECREASE          NET REALIZED     NET INVESTMENT
       PAID-IN-CAPITAL          GAIN             INCOME
       ---------------      ------------     --------------
           $(1,243)              $42             $1,201

This reclassification had no effect on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 were as follows (000):

                  ORDINARY       LONG-TERM      RETURN OF
                   INCOME      CAPITAL GAIN      CAPITAL        TOTAL
                  --------     ------------     ---------     ---------
2003               $  --          $   --           $ --         $   --
2002                  --           4,650              2          4,652

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
           December 2010                               $(59,247)
Unrealized appreciation                                  39,820
                                                       --------
                                                       $(19,427)
                                                       ========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

During the year ended December 31, 2003, the Portfolio utilized $31,049 (000) of capital loss carryforwards to offset net realized capital gains.

At December 31, 2003 the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

            FEDERAL                                          NET
              TAX       UNREALIZED       UNREALIZED      UNREALIZED
             COST      APPRECIATION     DEPRECIATION    APPRECIATION
           --------    ------------     ------------    ------------
           $170,972       $43,922         $(4,102)         $39,820

6.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus- defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

7.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as consumer cyclicals, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

For the year ended December 31, 2003, the Portfolio borrowed funds from IRA Capital Preservation Fund (one of the funds constituting PBHG Funds). The amount borrowed was $10,307,584 and the interest paid on the borrowing and the corresponding interest rate were $1,697 and 1.26%, respectively. The average amount of borrowings during the year was $8,398,502. The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2003.

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PBHG SMALL CAP PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

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PBHG SMALL CAP PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG SMALL CAP PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Small Cap Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG SMALL CAP PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER SMALL-CAP CORE FUNDS AVERAGE represents 524 mutual funds classified by Lipper, Inc. in the Small-Cap Core category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL 2000(R) INDEX is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index.

The Russell 2000(R) Index (the "Index") and the Lipper Small-Cap Core Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

                                       17

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.

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                                  [BLANK PAGE]

                                             [LOGO]

                                             PBHG Insurance Series Fund
                                             P.O. Box 419229
                                             Kansas City, MO 64141-6229

                                             Investment Adviser
                                             Pilgrim Baxter & Associates, Ltd.

                                             Distributor:
                                             PBHG Fund Distributors


This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.
------------------

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.
                               ------------


03-375 8/03

[LOGO]

INSURANCE SERIES FUND
ANNUAL REPORT DECEMBER 31, 2003

O PBHG SMALL CAP GROWTH PORTFOLIO

[BLANK PAGE]

[LOGO]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associate, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.

Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock
President

                                        1

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

Dear Shareholder:

PERFORMANCE

The year 2003 will be remembered for a lot of reasons, not the least of which will be the re-established legitimacy of growth stock investing. In a rather inauspicious start to the year, headline risk was front and center; confusion reigned and conviction withered. Small cap managers, hoping to build on fourth quarter gains, were disappointed by the return of inflated risk premiums and a growing level of uncertainty. However, as the year progressed, a variety of factors converged to create an improved atmosphere: record low interest rates, a weak dollar, reduced income taxes, a decline in geopolitical uncertainties and a realistic view of what companies might be expected to earn given the stabilizing economy. Technology's reassertion as a legitimate market sector was certainly a positive; however, the market's solidarity in its bid to move higher is what helped the most.

For a quick rundown of what we know about 2003, think of this: the economic recovery has taken shape, the labor market is improving, leadership within the market has migrated towards technology and small caps have led the way off the bottom. We have long described our belief that patience and discipline afford the ability to capture outsized gains within the market, and we are pleased to report that 2003 was generally gratifying in that respect.

Although value yielded its leadership role to growth throughout much of 2003, growth stocks still stood to profit from improvements in the economic landscape. We are pleased to report that the PBHG Small Cap Growth Portfolio returned 56.64% at net asset value during 2003, outpacing the Russell 2000(R) Growth Index which returned 48.54%. It's important to note that past performance is no guarantee of future results, and the investment return of the Portfolio will fluctuate over time. Investors should also keep in mind that an investment in smaller capitalization companies involves greater risk and price volatility than securities of larger, more established companies.

Technology was the clear driver of performance for much of the year. Successful investments in Sandisk, Omnivision Technologies, Ultratech Stepper and Altiris helped the Portfolio outperform within the sector and overall. Not to be lost in investors' renewed focus on technology stocks was the stellar performance of some of the Portfolio's non-technology investments including, Martek Biosciences, Urban Outfitters and Engineered Support Systems. The strength of these holdings all dramatically helped the Portfolio surpass the benchmark in the yearly performance race.

In deciphering the winners, we continue to strive to uncover a set of characteristics that we know hold predictive relevance: earnings surprise, positive estimate revisions and accelerating business momentum are all hallmarks of good healthy businesses. Given our consistent and persistent pursuit of quality small capitalization companies, the failure to meet expected growth trajectories is often met with disappointment and ultimately removal from the Portfolio. Given those parameters, J2 Global Communications, Network Engines and Netease were eliminated due to earnings disappointment and lack of satisfactory growth during the year.

LOOKING FORWARD

What will the year 2004 be remembered for? We look to the New Year with firm confidence and tempered optimism. The profits cycle that is blossoming is on solid footing; it's what Richard Hoey, chief economist at Mellon Financial calls "the revenge of the business cycle." There is an undeniable link between recoveries and leveraged earnings improvements for small companies. The strong performance in 2003 only begins the rebuilding process after three devastating years for the small growth style and the markets. Discipline and patience has paid off and we would expect that to continue. Our process aims to keep us in direct proximity to this country's most rapidly growing enterprises and we think that focus will continue to be rewarded as 2004 unfolds.

Sincerely,

/S/ PETER J. NIEDLAND

Peter J. Niedland, CFA
Portfolio Manager

                                        2

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[LOGO]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO                                      (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized
                                                   One Year          Inception to
                                                    Return               Date 2
---------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap Growth Portfolio                     56.64%              (7.94)%
---------------------------------------------------------------------------------------------------------------------------


                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                       INVESTMENT IN PBHG SMALL CAP GROWTH
                   PORTFOLIO VERSUS THE RUSSELL 2000(R) GROWTH
                                    INDEX AND
                    THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                  PBHG SMALL CAP                        RUSSELL 2000(R)                    LIPPER SMALL-CAP
                                 GROWTH PORTFOLIO                       GROWTH INDEX 3                  GROWTH FUNDS AVERAGE 3
4/30/2001                            $10,000                               $10,000                              $10,000
5/31/2001                            $ 9,810                               $10,232                              $10,224
6/30/2001                            $ 9,930                               $10,511                              $10,518
7/31/2001                            $ 9,090                               $ 9,614                              $ 9,909
8/31/2001                            $ 8,060                               $ 9,014                              $ 9,322
9/30/2001                            $ 6,440                               $ 7,559                              $ 7,919
10/31/2001                           $ 7,360                               $ 8,286                              $ 8,553
11/30/2001                           $ 8,000                               $ 8,978                              $ 9,210
12/31/2001                           $ 8,490                               $ 9,537                              $ 9,771
1/31/2002                            $ 8,250                               $ 9,198                              $ 9,472
2/28/2002                            $ 7,130                               $ 8,602                              $ 8,869
3/31/2002                            $ 8,110                               $ 9,350                              $ 9,543
4/30/2002                            $ 7,630                               $ 9,148                              $ 9,290
5/31/2002                            $ 6,990                               $ 8,613                              $ 8,835
6/30/2002                            $ 6,400                               $ 7,883                              $ 8,210
7/31/2002                            $ 5,490                               $ 6,671                              $ 7,063
8/31/2002                            $ 5,290                               $ 6,668                              $ 7,064
9/30/2002                            $ 4,730                               $ 6,186                              $ 6,611
10/31/2002                           $ 5,200                               $ 6,499                              $ 6,877
11/30/2002                           $ 5,830                               $ 7,144                              $ 7,387
12/31/2002                           $ 5,120                               $ 6,651                              $ 6,908
1/31/2003                            $ 4,980                               $ 6,470                              $ 6,731
2/28/2003                            $ 4,790                               $ 6,298                              $ 6,535
3/31/2003                            $ 4,840                               $ 6,393                              $ 6,644
4/30/2003                            $ 5,340                               $ 6,998                              $ 7,190
5/31/2003                            $ 6,000                               $ 7,787                              $ 7,877
6/30/2003                            $ 6,220                               $ 7,937                              $ 8,101
7/31/2003                            $ 6,800                               $ 8,537                              $ 8,594
8/31/2003                            $ 7,410                               $ 8,995                              $ 9,077
9/30/2003                            $ 7,270                               $ 8,768                              $ 8,849
10/31/2003                           $ 8,210                               $ 9,525                              $ 9,653
11/30/2003                           $ 8,470                               $ 9,836                              $ 9,963
12/31/2003                           $ 8,020                               $ 9,880                              $ 9,959

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG SMALL CAP GROWTH PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Small Cap Growth Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions. The performance figures quoted may be lower at this time due to recent market volatility. The performance results are subject to change since December 31, 2003. Securities of small and medium sized companies may involve greater risk and price volatility than securities of larger more established companies. The Portfolio's investment in technology companies involves the risk of volatility. In addition, products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Small Cap Growth Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed to the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2  PBHG Small Cap Growth Portfolio commenced operations on April 30, 2001.
3 For more information on the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Average please see the PBHG Disclosure Notes on page 15.

SECTOR WEIGHTINGS AT DECEMBER 31, 2003

[PIE CHART OMITTED, PLOT POINTS AS FOLLOWS:]

BASIC MATERIALS                 2%
CONSUMER CYCLICAL              18%
FINANCIAL                       1%
HEALTH CARE                    19%
INDUSTRIAL                      9%
SERVICES                       10%
TECHNOLOGY                     41%
% of Total Portfolio Investments in Common Stock


TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Foundry Networks                                  2.2%
PF Chang's China Bistro                           2.0%
Urban Outfitters                                  2.0%
Advanced Neuromodulation Systems                  2.0%
Altiris                                           1.8%
Corporate Executive Board                         1.8%
Omnivision Technologies                           1.8%
American Pharmaceutical Partners                  1.7%
Power Integrations                                1.7%
Career Education                                  1.7%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 18.7%

[LOGO]

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

STATEMENT OF NET ASSETS

AS OF DECEMBER 31, 2003

-------------------------------------------------------------
                                                       Market
Description                            Shares           Value
-------------------------------------------------------------
COMMON STOCK -- 98.8%
BASIC MATERIALS -- 1.8%
ADVANCED MATERIALS/PRODUCTS -- 0.7%

Ceradyne*                               1,300     $    44,278
-------------------------------------------------------------
                                                       44,278
                                                 ------------
CHEMICALS-SPECIALTY -- 1.1%

Cabot Microelectronics*                 1,300          63,700
                                                 ------------
                                                       63,700
                                                 ------------
TOTAL BASIC MATERIALS (COST $88,203)                  107,978
                                                 ------------
-------------------------------------------------------------
CONSUMER CYCLICAL -- 15.6%
APPAREL MANUFACTURERS -- 0.6%
Quiksilver*                             2,100          37,233
                                                 ------------
                                                       37,233
-------------------------------------------------------------
ATHLETIC FOOTWEAR -- 1.0%
K-Swiss, Cl A                           2,500          60,150
                                                 ------------
                                                       60,150
-------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.7%

Joseph A. Bank Clothiers*               1,200          41,628
Urban Outfitters*                       3,200         118,560
                                                 ------------
                                                      160,188
-------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.9%

Insight Enterprises*                    2,800          52,640
                                                 ------------
                                                       52,640
-------------------------------------------------------------
RETAIL-DISCOUNT -- 1.1%
Fred's                                  2,000          61,960
                                                 ------------
                                                       61,960
-------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 1.7%
Tractor Supply*                         2,500          97,225
                                                 ------------
                                                       97,225
-------------------------------------------------------------
RETAIL-MUSIC STORE -- 0.8%
Guitar Center*                          1,400          45,612
                                                 ------------
                                                       45,612
-------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 0.8%
Petco Animal Supplies*                  1,600          48,720
                                                 ------------
                                                       48,720
-------------------------------------------------------------
RETAIL-RESTAURANTS -- 5.2%
Krispy Kreme Doughnuts*                 1,700          62,220
Panera Bread, Cl A*                       900          35,577
PF Chang's China Bistro*                2,400         122,112
Red Robin Gourmet Burgers*              2,800          85,232
                                                 ------------
                                                      305,141
-------------------------------------------------------------


-------------------------------------------------------------
                                                       Market
Description                            Shares           Value
-------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.8%
Dick's Sporting Goods*                    900    $     43,794
                                                 ------------
                                                       43,794
-------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $551,838)               912,663
-------------------------------------------------------------
ENERGY -- 1.2%
OIL COMPANIES-EXPLORATION & PRODUCTION-- 1.2%
Petroleum Development*                  3,000          71,100
                                                 ------------
                                                       71,100
-------------------------------------------------------------
TOTAL ENERGY (COST $57,356)                            71,100
                                                 ------------
-------------------------------------------------------------
FINANCIAL -- 0.7%
FINANCE-CONSUMER LOANS -- 0.7%
Portfolio Recovery Associates*          1,500          39,825
                                                 ------------
                                                       39,825
-------------------------------------------------------------
TOTAL FINANCIAL (COST $40,500)                         39,825
                                                 ------------
-------------------------------------------------------------
HEALTH CARE -- 17.2%
DIAGNOSTIC EQUIPMENT -- 1.2%

Gen-Probe*                              2,000          72,940
                                                 ------------
                                                       72,940
-------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.6%
Vital Images*                           2,000          35,680
                                                 ------------
                                                       35,680
-------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.9%
IMPAC Medical Systems*                  1,400          35,784
Quality Systems*                          350          15,606
                                                 ------------
                                                       51,390
-------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.9%
Abaxis*                                 3,200          57,984
Advanced Neuromodulation Systems*       2,550         117,249
Arthrocare*                             2,200          53,900
                                                 ------------
                                                      229,133
-------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.0%
Bio-Reference Labs*                     4,500          58,950
                                                 ------------
                                                       58,950
-------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.9%
Digene*                                 1,600          64,160
Integra LifeSciences Holdings*          1,700          48,671
Martek Biosciences*                     1,100          71,467
ViroLogic*                             11,300          42,488
                                                 ------------
                                                      226,786
-------------------------------------------------------------
MEDICAL-DRUGS -- 2.7%
American Pharmaceutical Partners*       3,000         100,800
Flamel Technologies ADR*1               2,100          56,259
                                                 ------------
                                                      157,059
-------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.6%
Impax Laboratories*                     2,600          37,414
                                                 ------------
                                                       37,414
-------------------------------------------------------------

[LOGO]

PBHG Insurance Series Fund
-------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

-------------------------------------------------------------
                                                       Market
Description                             Shares          Value
-------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.2%
Odyssey HealthCare*                     2,475    $     72,419
                                                 ------------
                                                       72,419
-------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.2%
American Healthways*                    2,800          66,836
                                                 ------------
                                                       66,836
-------------------------------------------------------------
TOTAL HEALTH CARE (COST $643,047)                   1,008,607
                                                 ------------
-------------------------------------------------------------
INDUSTRIAL -- 9.0%
ELECTRONIC CONNECTORS -- 0.4%
Innovex*                                2,500          21,075
                                                 ------------
                                                       21,075
-------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.6%
Engineered Support Systems              1,675          92,226
                                                 ------------
                                                       92,226
-------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.2%
Stericycle*                             1,500          70,050
                                                 ------------
                                                       70,050
-------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT-- 1.7%
Metrologic Instruments*                 3,600          97,200
                                                 ------------
                                                       97,200
-------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.9%
Photon Dynamics*                        1,400          56,336
                                                 ------------
                                                       56,336
-------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 1.3%
Cymer*                                  1,700          78,523
                                                 ------------
                                                       78,523
-------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 1.1%
Applied Films*                          2,000          66,040
                                                 ------------
                                                       66,040
-------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
Waste Connections*                      1,300          49,101
                                                 ------------
                                                       49,101
-------------------------------------------------------------
TOTAL INDUSTRIAL (COST $304,260)                      530,551
                                                 ------------
-------------------------------------------------------------
SERVICES -- 9.8%
COMMERCIAL SERVICES -- 0.1%
Wireless Facilities*                      300           4,458
                                                 ------------
                                                        4,458
-------------------------------------------------------------
COMPUTER SERVICES -- 2.4%
Cognizant Technology Solutions*         1,300          59,332
Manhattan Associates*                   2,900          80,156
                                                 ------------
                                                      139,488
-------------------------------------------------------------
CONSULTING SERVICES -- 3.7%
Advisory Board*                         1,600          55,856
Corporate Executive Board*              2,300         107,341
Navigant Consulting*                    3,000          56,580
                                                 ------------
                                                      219,777
-------------------------------------------------------------


-------------------------------------------------------------
                                                       Market
Description                             Shares         Value
-------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.3%
Homestore*                             15,800    $     74,734
                                                 ------------
                                                       74,734
-------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES -- 0.6%
Concord Camera*                         3,600          33,300
                                                 ------------
                                                       33,300
-------------------------------------------------------------
SCHOOLS -- 1.7%
Career Education*                       2,500         100,175
                                                 ------------
                                                      100,175
-------------------------------------------------------------
TOTAL SERVICES (COST $439,201)                        571,932
                                                 ------------
-------------------------------------------------------------
TECHNOLOGY -- 43.5%
APPLICATIONS SOFTWARE -- 1.1%
Embarcadero Technologies*               4,000          63,800
                                                 ------------
                                                       63,800
-------------------------------------------------------------
CIRCUIT BOARDS -- 0.9%
Merix*                                  2,200          53,966
                                                 ------------
                                                       53,966
-------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.2%
Avid Technology*                        1,500          72,000
                                                 ------------
                                                       72,000
-------------------------------------------------------------
COMPUTER DATA SECURITY -- 1.0%
NetScreen Technologies*                 2,500          61,875
                                                 ------------
                                                       61,875
-------------------------------------------------------------
COMPUTER GRAPHICS -- 1.1%
Trident Microsystems*                   3,600          62,712
                                                 ------------
                                                       62,712
-------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Stratasys*                              1,050          28,623
                                                 ------------
                                                       28,623
-------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.3%
Dot Hill Systems*                       3,200          48,480
Lexar Media*                            3,500          61,005
Sandisk*                                1,400          85,596
                                                 ------------
                                                      195,081
-------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 2.7%
Mobility Electronics*                   6,900          61,693
Transact Technologies*                  3,900          94,380
                                                 ------------
                                                      156,073
-------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%
Netsmart Technologies*                  2,300          35,305
                                                 ------------
                                                       35,305
-------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.5%
Digital River*                          1,300          28,730
                                                 ------------
                                                       28,730
-------------------------------------------------------------


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PBHG Insurance Series Fund

--------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------
                                                       Market
Description                             Shares         Value
--------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.8%
Digital Insight*                        1,900    $     47,310
                                                 -------------
                                                       47,310
--------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS-- 0.9%
Planar Systems*                         2,100          51,072
                                                 -------------
                                                       51,072
--------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS-- 5.2%
Artisan Components*                     1,400          28,700
ESS Technology*                         1,600          27,216
Integrated Silicon Solutions*           2,500          39,175
Omnivision Technologies*                1,900         104,975
Silicon Laboratories*                   1,800          77,796
Tripath Technology*                     4,300          29,670
                                                 -------------
                                                      307,532
--------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
Magma Design Automation*                2,000          46,680
                                                 -------------
                                                       46,680
--------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.8%
Ascential Software*                     1,200          31,116
BakBone Software*2                     11,300          31,075
Hyperion Solutions*                     1,200          36,168
MicroStrategy, Cl A*                    1,300          68,224
                                                 -------------
                                                      166,583
--------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 2.0%
eResearch Technology*                   3,300          83,886
Lionbridge Technologies*                3,500          33,635
                                                 -------------
                                                      117,521
--------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 1.5%
NetFlix*                                1,600          87,504
                                                 -------------
                                                       87,504
--------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.2%
Captiva Software*                       2,800          35,448
F5 Networks*                            2,250          56,475
SupportSoft*                            3,000          39,450
                                                 -------------
                                                      131,373
--------------------------------------------------------------
INTERNET SECURITY -- 0.8%
Secure Computing*                       2,500          44,775
                                                 -------------
                                                       44,775
--------------------------------------------------------------
NETWORKING PRODUCTS -- 3.0%
Aeroflex*                               3,600          42,084
Foundry Networks*                       4,800         131,328
                                                 -------------
                                                      173,412
--------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS-- 2.7%
O2Micro International*3                 2,500          56,000
Power Integrations*                     3,000         100,380
                                                 -------------
                                                      156,380
--------------------------------------------------------------


--------------------------------------------------------------
                                       Shares/        Market
Description                          Face Amount       Value
--------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.6%
ADE*                                    2,500    $     46,300
Asyst Technologies*                     2,600          45,110
Mattson Technology*                     6,800          83,096
Ultratech Stepper*                      3,200          93,984
                                                 -------------
                                                      268,490
--------------------------------------------------------------
SOFTWARE TOOLS -- 1.9%
Altiris*                                3,000         109,440
                                                 -------------
                                                      109,440
--------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
Adtran                                  2,000          62,000
WJ Communications*                      4,600          23,547
                                                 -------------
                                                       85,547
                                                 -------------
TOTAL TECHNOLOGY (COST $1,626,192)                  2,551,784
                                                 -------------
TOTAL COMMON STOCK (COST $3,750,597)                5,794,440
                                                 -------------
--------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%
Morgan Stanley
   0.80%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $190,872 (collateralized by U.S.
   Government Obligations: total market
   value $194,683) (A)               $190,863         190,863
                                                 -------------
TOTAL REPURCHASE AGREEMENT (COST $190,863)            190,863
                                                 -------------
TOTAL INVESTMENTS-- 102.0% (COST $3,941,460)        5,985,303
                                                 -------------
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (2.0%)
Payable for investment advisory fees                   (2,277)
Payable for administrative fees                          (741)
Payable for investment securities purchased          (124,551)
Other assets and liabilities, net                       8,919
                                                 -------------
TOTAL OTHER ASSETS AND LIABILITIES, NET              (118,650)
                                                 -------------
--------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 731,257 outstanding
   shares of beneficial interest                    7,572,070
Accumulated net realized loss on investments       (3,749,260)
Net unrealized appreciation on investments          2,043,843
                                                 -------------
TOTAL NET ASSETS-- 100.0%                          $5,866,653
                                                 -------------
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                      $8.02
                                                        ======
* Non-income producing security.

1 France domiciled security traded on the NASDAQ Stock Market.
2 Canada domiciled security traded on the OTC Bulletin Board.
3 Cayman Islands domiciled security traded on the New York Stock Exchange.
(A)-- Tri-party repurchase agreement
ADR-- American Depositary Receipt
Cl-- Class

The accompanying notes are an integral part of the financial statements.

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--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends..................................................................................................      $    3,075
     Interest...................................................................................................             569
                                                                                                                      ----------
        Total Investment Income.................................................................................           3,644
                                                                                                                      ----------
EXPENSES:
     Investment Advisory Fees...................................................................................          41,901
     Administrative Fees........................................................................................           7,394
     Transfer Agent Fees........................................................................................          24,365
     Custodian Fees.............................................................................................           6,034
     Printing Fees..............................................................................................           5,802
     Professional Fees..........................................................................................           1,140
     Trustees' Fees.............................................................................................             618
     Other Fees.................................................................................................           1,154
                                                                                                                      ----------
          Total Expenses........................................................................................          88,408
                                                                                                                      ----------
LESS:
     Waiver of Investment Advisory Fees.........................................................................         (29,254)
                                                                                                                      ----------
          Net Expenses .........................................................................................          59,154
                                                                                                                      ----------
NET INVESTMENT LOSS.............................................................................................         (55,510)
                                                                                                                      ----------
Net Realized Loss from Security Transactions....................................................................        (529,907)
Net Change in Unrealized Appreciation on Investments............................................................       2,672,896
                                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................................................................       2,142,989
                                                                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................      $2,087,479
                                                                                                                      ==========

The accompanying notes are an integral part of the financial statements.

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PBHG SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                  01/01/03           01/01/02
                                                                                                     to                 to
                                                                                                  12/31/03           12/31/02
                                                                                                 ----------         -----------
INVESTMENT ACTIVITIES:
   Net Investment Loss......................................................................     $  (55,510)        $  (72,599)
   Net Realized Loss from Security Transactions.............................................       (529,907)        (2,590,334)
   Net Change in Unrealized Appreciation (Depreciation) on Investments .....................      2,672,896           (750,970)
                                                                                                 ----------         -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations..........................      2,087,479         (3,413,903)
                                                                                                 ----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued............................................................................        747,579          6,372,993
   Shares Redeemed..........................................................................     (2,387,785)        (6,072,538)
                                                                                                 ----------         -----------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions................     (1,640,206)           300,455
                                                                                                 ----------         -----------
       Total Increase (Decrease) in Net Assets..............................................        447,273         (3,113,448)
                                                                                                 ----------         -----------
NET ASSETS:
   Beginning of Year........................................................................      5,419,380          8,532,828
                                                                                                 ----------         -----------
   End of Year..............................................................................     $5,866,653         $5,419,380
                                                                                                 ==========         ==========
SHARES ISSUED AND REDEEMED:
   Shares Issued............................................................................        114,291            921,959
   Shares Redeemed..........................................................................       (441,455)          (868,652)
                                                                                                 ----------         -----------
   Increase (Decrease) in Shares Outstanding................................................       (327,164)            53,307
                                                                                                 ==========         ==========

The accompanying notes are an integral part of the financial statements.

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD
FOR THE YEARS OR PERIODS ENDED DECEMBER 31



                                                                Net
           Net                                             Realized and                                                 Net
          Asset                                             Unrealized                                                 Asset
         Value,                       Net                    Gains or                          Total                  Value,
        Beginning                 Investment                  Losses                           from                     End
        of Period                    Loss                  on Securities                    Operations               of Period
--------------------------------------------------------------------------------------------------------------------------------
  2003    $5.12                       $(0.07)2                 $2.97                           $2.90                  $8.02
  2002     8.49                        (0.07)                  (3.30)                          (3.37)                  5.12
  2001 1  10.00                        (0.02)                  (1.49)                          (1.51)                  8.49


                                                                                                                 Ratio
                                                                                                                of  Net
                                                                                              Ratio           Investment
                                                                     Ratio of Net          of Expenses           Loss
                                  Net               Ratio             Investment           to Average         to Average
                                Assets,          of Expenses           Loss to             Net Assets          Net Asset
                 Total            End            to Average             Average            (Excluding         (Excluding
                Return         of Period         Net Assets           Net Assets            Waivers)           Waivers)
------------------------------------------------------------------------------------------------------------------------------
  2003          56.64%        $5,866,653           1.20%                (1.13)%              1.79%            (1.72)%
  2002         (39.69)%        5,419,380           1.20%                (1.15)%              1.69%            (1.64)%
  2001 1       (15.10)%+       8,532,828           1.20%*               (0.84)%*             2.60%*           (2.24)%*







                 Portfolio
                 Turnover
                   Rate
--------------------------
  2003             67.82%
  2002            114.11%
  2001 1           56.26%+


*  Annualized.
+  Total return and portfolio turnover have not been annualized.
1  Commenced operations on April 30, 2001.
2  Per share calculations were performed using average shares for the year.

The accompanying notes are an integral part of the financial statements.

                                        9

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003

1.  ORGANIZATION

PBHG Small Cap Growth Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund, (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Portfolio or the Technology & Communications Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 100% of the outstanding shares of the Portfolio were held by the separate account of one participating insurance company.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the"Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the

                                       10

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--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received no cash under these arrangements.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. ("the Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At December 31, 2003, the amount of advisory waivers and the reimbursements of third party expenses by the adviser subject to possible recapture was $86,461. At this time, the Portfolio's assets are less than $75 million. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $3,325,090 and $4,944,025, respectively.

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--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003 were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income:

                                       INCREASE
                                     UNDISTRIBUTED
                  DECREASE           NET INVESTMENT
               PAID-IN-CAPITAL          INCOME
               ---------------       --------------
                  $(55,510)             $55,510

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were paid during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of accumulated losses were as follows:

Capital loss carryforwards expiring:
         December 2009                    $  (436,803)
         December 2010                     (2,530,373)
         December 2011                       (750,921)
Unrealized appreciation                     2,012,680
                                          -----------
                                          $(1,705,417)
                                          ===========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows:

        FEDERAL                                       NET
          TAX      UNREALIZED      UNREALIZED     UNREALIZED
         COST     APPRECIATION    DEPRECIATION   APPRECIATION
      ----------  ------------    ------------   ------------
      $3,972,623   $2,112,441       $(99,761)     $2,012,680

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus-defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

The Portfolio had no outstanding borrowings or loans under the interfund lending agreement at December 31, 2003, or at any time during the year ended December 31, 2003.

                                       12

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PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.
                                       13

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PBHG SMALL CAP GROWTH PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
PBHG SMALL CAP GROWTH PORTFOLIO

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Small Cap Growth Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG SMALL CAP GROWTH PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The LIPPER SMALL-CAP GROWTH FUNDS AVERAGE represents 505 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The RUSSELL 2000(R) GROWTH INDEX is an unmanaged index comprised of those securities in the Russell 2000(R) Index with a greater-than-average growth orientation.

The Russell 2000(R) Growth Index (the "Index") and the Lipper Small-Cap Growth Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
 *Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------


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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)

As of December 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.


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PBHG Insurance Series Fund
P.O. Box 419229
Kansas City, MO 64141-6229

Investment Adviser
Pilgrim Baxter & Associates,Ltd.

Distributor:
PBHG Fund Distributors

This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.

03-375 8/03


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Insurance Series Fund
ANNUAL REPORT DECEMBER 31, 2003

o PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

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PBHG Insurance Series Fund
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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Dear Shareholder:

Many investors would have settled for some modest gains and a return to positive territory for stocks in 2003. Fortunately, the stock market delivered all that and more. The impressive returns posted by the major averages were especially remarkable when one considers the obstacles that the stock market had to overcome in 2003 -- not the least of which included war, scandals, terror alerts, rising oil prices, a weak dollar and skeptical investors.

We also faced our share of obstacles in the past year. As you may know, civil lawsuits were filed in late November against Gary Pilgrim and Harold Baxter, the founders of Pilgrim Baxter & Associates, Ltd., and the firm, by the U.S. Securities and Exchange Commission and the New York State Attorney General's Office. These lawsuits pertain directly to the conduct of Mr. Pilgrim and Mr. Baxter that generally took place prior to December, 2001. This conduct led to their departures from the firm. Mr. Pilgrim and Mr. Baxter no longer have any association with Pilgrim Baxter & Associates, Ltd. or the Funds. It is our hope that the quick public removal of the founders and the company's remedial measures and proactive communication with regulatory authorities and shareholders sends a strong signal that our corporate path is focused squarely on the interests of Fund shareholders and guided by the highest ethical standards.

As the new CEO of Pilgrim Baxter & Associates, Ltd. and President of the Funds, I have had the opportunity, along with our senior management team, to review the company thoroughly and propose to the Funds' Boards substantial improvements to our prior procedures. We have a new management team in place that is fully committed to understanding past problems and resolving them. The firm has taken decisive actions to address the issues before us and is singularly focused on maintaining the trust and confidence of our clients and shareholders. Many significant elements have already been addressed, but we are by no means done. We will continue to improve our organization as we see opportunities.

With the steady stream of improving economic data and strong equity results for 2003, we are encouraged by the outlook for equities in the year ahead. We look forward to the new year, as we move ahead with a new resolve and vision for the future. Thank you for your ongoing investment and support.



Sincerely,

/S/ DAVID J. BULLOCK

David J. Bullock

President

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


Dear Shareholder:

Throughout the year, technology stocks displayed impressive returns as better economic data and improved earnings reports helped return many investors to the sector. Not only did technology stocks benefit from this renewed commitment to investing, but the overall stock market gained as well. The Dow Jones Industrial Average closed above the 10,000 mark for the first time in more than 18 months. By year-end, both the Dow and S&P 500 Index had hit their highest levels in nearly two years. And the tech-laden NASDAQ Composite Index closed above the 2,000-level for the first time in almost two years.

PERFORMANCE

Although past performance is no guarantee of future results and the investment return of the Portfolio will fluctuate, for the 12-months ended December 31, 2003, PBHG Technology & Communications Portfolio posted a strong return of 45.33% at net asset value, yet underperformed its benchmark, the PSE Technology Index(R), which gained 52.62% for the year. Investing in a non-diversified portfolio that may concentrate its investments in certain industries, may involve greater risk and more price volatility than more diversified funds.

For most of 2003, PBHG Technology & Communications Portfolio exhibited strong performance. Nowhere was that performance more evident than in holdings in semiconductor related stocks. Benefiting from the early signs of a classic semiconductor cycle, our overweight position and strong stock selection in the semiconductor area had a positive impact on Portfolio returns. For instance, Fairchild Semiconductor International and Nvidia were both strong contributors to the Portfolio throughout the year. In addition, our holdings in software and Internet companies, like Yahoo! and Adobe Systems were also strong contributors to the Portfolio's performance for the year. The Portfolio also had solid performance in the biotechnology segment where positive results were seen from Amgen, Boston Scientific, and Genentech.

Despite a strong year, there were a few areas that detracted from performance relative to the benchmark. The industrial segment, with defense holdings such as Lockheed Martin, and L-3 Communications Holdings, was weak. Also, some of our holdings in the computer and related hardware segment underperformed, especially in the final quarter of 2003. For instance, Seagate Technology, a leading software manufacturer, fell victim to negative pricing and inventory worries. And in the computer cyclical stocks, LeapFrog Enterprises, and Take Two, makers of technology-based games and toys underperformed due to a disappointing toy season.

LOOKING FORWARD

We believe that as investor confidence rebounds and business hiring and IT spending continue to increase, the improvement in technology fundamentals should broaden to include more stable companies. And with new corporate tax incentives in place for 2004, we believe tech firms could stand to benefit as many companies will be looking to take advantage of these tax breaks by purchasing new computer equipment and accoutrements during the year. We believe the outlook continues to remain good for semiconductors, software and infrastructure spending. We will also seek out new opportunities in the medical and biotechnology segments. These areas continue to show signs of attractive growth and also meet our criteria for investment.

We spent much of 2003 wondering whether or not we were actually turning the corner. It appears we have and stocks certainly began to reflect that in 2003. The next question is how long this will last. We don't know for sure but as long as tech companies continue to show positive business momentum and build confidence in their outlooks, we believe technology is poised to continue to perform well.


Sincerely,


/S/ JAMES M. SMITH, CFA         /S/ MICHAEL S. SUTTON, CFA

James M. Smith, CFA             Michael S. Sutton, CFA
Portfolio Manager               Portfolio Manager


/S/ JEROME J. HEPPELMANN, CFA   /S/ RAYMOND J. MCCAFFREY, CFA

Jerome J. Heppelmann, CFA       Raymond J. McCaffrey, CFA
Portfolio Manager               Portfolio Manager


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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO                           (UNAUDITED)


--------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURN 1 AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------------------------

                                                          Annualized    Annualized     Annualized
                                              One Year    Three Year     Five Year    Inception to
                                               Return       Return        Return          Date 2
--------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio     45.33%      (31.68)%       (9.20)%        (2.42)%
--------------------------------------------------------------------------------------------------

          Comparison of Change in the Value of a $10,000 Investment in
              PBHG Technology & Communications Portfolio versus the
    PSE Technology Index(R) and the Lipper Science & Technology Funds Average

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     PBHG         PSE Technology     Lipper Science & Technology
             Tech & Comm Portfolio   Index(R) 3              Funds Average 3
4/30/97              $10,000          $10,000                   $10,000
5/31/97              $ 9,990          $11,210                   $11,365
6/30/97              $10,320          $11,288                   $11,483
7/31/97              $11,550          $13,031                   $13,018
8/31/97              $11,490          $13,014                   $13,042
9/30/97              $12,290          $13,456                   $13,668
10/31/97             $10,790          $12,074                   $12,493
11/30/97             $10,550          $12,108                   $12,396
12/31/97             $10,410          $11,640                   $12,094
1/31/98              $10,040          $12,116                   $12,403
2/28/98              $11,150          $13,602                   $13,829
3/31/98              $11,590          $13,870                   $14,198
4/30/98              $11,860          $14,412                   $14,781
5/31/98              $10,840          $13,272                   $13,707
6/30/98              $11,690          $13,881                   $14,798
7/31/98              $11,082          $13,846                   $14,552
8/31/98              $ 9,331          $11,251                   $11,656
9/30/98              $10,642          $12,844                   $13,204
10/31/98             $10,812          $14,301                   $14,205
11/30/98             $12,032          $15,889                   $16,040
12/31/98             $13,762          $18,050                   $18,650
1/31/99              $16,613          $20,697                   $21,498
2/28/99              $14,832          $18,574                   $19,531
3/31/99              $17,423          $19,996                   $21,703
4/30/99              $18,543          $20,703                   $22,300
5/31/99              $17,773          $21,308                   $22,045
6/30/99              $20,283          $24,133                   $24,722
7/31/99              $19,973          $23,989                   $24,470
8/31/99              $21,573          $25,224                   $25,735
9/30/99              $22,063          $25,260                   $26,453
10/31/99             $26,494          $26,749                   $29,294
11/30/99             $31,475          $30,608                   $34,113
12/31/99             $46,017          $39,140                   $42,637
1/31/2000            $47,367          $38,294                   $41,866
2/29/2000            $67,680          $47,031                   $53,299
3/31/2000            $57,469          $46,801                   $51,284
4/30/2000            $47,577          $43,823                   $45,310
5/31/2000            $39,836          $40,067                   $39,900
6/30/2000            $53,808          $44,375                   $46,240
7/31/2000            $49,107          $41,393                   $43,951
8/31/2000            $57,549          $47,158                   $50,609
9/30/2000            $53,118          $41,860                   $45,321
10/31/2000           $43,064          $39,154                   $40,589
11/30/2000           $26,376          $32,731                   $30,434
12/31/2000           $26,634          $32,832                   $29,737
1/31/2001            $28,570          $37,003                   $32,856
2/28/2001            $20,032          $30,255                   $24,005
3/31/2001            $14,946          $26,708                   $20,188
4/30/2001            $18,591          $31,056                   $24,143
5/31/2001            $17,656          $29,939                   $23,095
6/30/2001            $16,763          $29,287                   $22,853
7/31/2001            $15,441          $27,763                   $20,908
8/31/2001            $12,774          $25,531                   $18,244
9/30/2001            $ 9,272          $20,881                   $14,258
10/31/2001           $10,947          $24,181                   $16,526
11/30/2001           $12,973          $27,452                   $19,070
12/31/2001           $12,700          $27,769                   $19,236
1/31/2002            $12,623          $27,631                   $18,932
2/28/2002            $10,441          $25,375                   $16,347
3/31/2002            $11,493          $27,689                   $17,897
4/30/2002            $ 9,779          $24,471                   $15,721
5/31/2002            $ 8,922          $23,491                   $14,793
6/30/2002            $ 7,246          $20,766                   $12,810
7/31/2002            $ 6,623          $18,347                   $11,412
8/31/2002            $ 6,233          $18,116                   $11,086
9/30/2002            $ 5,220          $15,614                   $ 9,411
10/31/2002           $ 5,922          $18,217                   $10,998
11/30/2002           $ 6,857          $20,808                   $12,848
12/31/2002           $ 5,844          $18,567                   $11,108
1/31/2003            $ 5,688          $18,398                   $11,063
2/28/2003            $ 5,805          $18,512                   $11,125
3/31/2003            $ 5,688          $18,504                   $11,079
4/30/2003            $ 6,194          $20,162                   $12,205
5/31/2003            $ 6,935          $22,655                   $13,748
6/30/2003            $ 6,896          $22,816                   $13,834
7/31/2003            $ 7,207          $24,084                   $14,649
8/31/2003            $ 7,909          $25,628                   $15,749
9/30/2003            $ 7,636          $25,032                   $15,316
10/31/2003           $ 8,376          $27,008                   $16,914
11/30/2003           $ 8,454          $27,534                   $17,238
12/31/2003           $ 8,493          $28,336                   $17,266

1 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST. The PBHG Technology & Communications Portfolio's total return is based on net change in NAV, assuming reinvestment of distributions.The performance figures quoted may be lower at this time due to recent market volatility. Prior to November 2, 1999, the Portfolio was diversified and did not concentrate its investments. Therefore, the Portfolio's performance prior to November 2, 1999 may not be indicative of how it will perform in the future. Securities of smaller companies involve more risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. The performance results are subject to change since December 31, 2003. The Portfolio's investment in technology companies involves the risk of volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. Funds that invest in a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods may reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance would have been lower. Investors considering the PBHG Technology & Communications Portfolio should have a long-term investment horizon. PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown above does not reflect the fees and charges associated with the variable annuity provider. Early withdrawals may result in tax penalties as well as any sales charges assessed by the variable annuity provider. This information should be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending money.
2 PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.
3 For more information on the PSE Technology Index(R) and the Lipper Science & Technology Funds Average please see the PBHG Disclosure Notes on page 15.

  SUB-SECTOR WEIGHTINGS AT DECEMBER 31, 2003*

  [PIE CHART OMITTED, PLOT POINTS FOLLOWS]

AEROSPACE/DEFENSE                            1%
BIOTECH                                      4%
COMPUTER HARDWARE                           10%
INTERNET                                     8%
NETWORKING/TELECOM EQ                       11%
OTHER                                        1%
SEMICONDUCTOR                               27%
SEMICONDUCTOR EQUIPMENT                      8%
SERVICES                                    13%
SOFTWARE                                    14%
TELECOM/MEDIA                                3%


* % of Equity



  TOP TEN COMMON STOCK HOLDINGS AT DECEMBER 31, 2003

Yahoo!                                            2.0%
Siebel Systems                                    2.0%
Oracle                                            1.9%
Microsoft                                         1.8%
Fairchild Semiconductor
   International, Cl A                            1.8%
Texas Instruments                                 1.7%
Analog Devices                                    1.7%
Qualcomm                                          1.7%
Symantec                                          1.6%
Computer Sciences                                 1.6%
------------------------------------------------------
% OF TOTAL PORTFOLIO INVESTMENTS                 17.8%

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2003

--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%

CONSUMER CYCLICAL -- 1.7%
TOYS -- 0.6%
Leapfrog Enterprises*                                    41,700     $     1,106
                                                                    ------------
                                                                          1,106
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 1.1%
Sabre Holdings                                          100,600           2,172
                                                                    ------------
                                                                          2,172
                                                                    ------------
TOTAL CONSUMER CYCLICAL (COST $3,137)                                     3,278
                                                                    ------------
--------------------------------------------------------------------------------
HEALTH CARE -- 4.1%

MEDICAL INSTRUMENTS -- 0.8%
Boston Scientific*                                       40,900           1,503
                                                                    ------------
                                                                          1,503
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.3%
Amgen*                                                   29,700           1,835
Celgene*                                                 51,900           2,337
Genentech*                                               23,000           2,152
                                                                    ------------
                                                                          6,324
                                                                    ------------
TOTAL HEALTH CARE (COST $5,407)                                           7,827
                                                                    ------------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.4%

AEROSPACE/DEFENSE -- 0.8%
Lockheed Martin                                          30,500           1,568
                                                                    ------------
                                                                          1,568
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 1.6%
Agilent Technologies*                                   104,500           3,056
                                                                    ------------
                                                                          3,056
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
FEI*                                                     83,400           1,877
                                                                    ------------
                                                                          1,877
                                                                    ------------
TOTAL INDUSTRIAL (COST $5,705)                                            6,501
                                                                    ------------
--------------------------------------------------------------------------------
SERVICES -- 7.1%

COMPUTER SERVICES -- 6.0%
Anteon International*                                    44,600           1,608
Computer Sciences*                                       70,600           3,123
DST Systems*                                             63,600           2,656
Sungard Data Systems*                                    67,700           1,876
Unisys*                                                 151,800           2,254
                                                                    ------------
                                                                         11,517
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.1%
eBay*                                                    34,800     $     2,248
                                                                    ------------
                                                                          2,248
                                                                    ------------
TOTAL SERVICES (COST $10,175)                                            13,765
                                                                    ------------
--------------------------------------------------------------------------------
TECHNOLOGY -- 79.2%

APPLICATIONS SOFTWARE -- 5.3%
Infosys Technologies ADR 1                               12,500           1,196
Microsoft                                               127,200           3,503
Satyam Computer Services ADR 1                           63,500           1,862
Siebel Systems*                                         271,000           3,759
                                                                    ------------
                                                                         10,320
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.4%
Agile Software*                                          75,700             749
                                                                    ------------
                                                                            749
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.5%
AT&T Wireless Services*                                 229,600           1,835
Nextel Communications, Cl A*                            104,200           2,924
                                                                    ------------
                                                                          4,759
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 1.2%
Park Electrochemical                                     88,800           2,352
                                                                    ------------
                                                                          2,352
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.9%
Avid Technology*                                         36,000           1,728
                                                                    ------------
                                                                          1,728
--------------------------------------------------------------------------------
COMPUTERS -- 5.2%
Dell Computer*                                           70,100           2,381
Hewlett-Packard                                         124,700           2,864
International Business Machines                          30,800           2,855
Research In Motion* 2                                    28,000           1,871
                                                                    ------------
                                                                          9,971
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
Cray*                                                   120,600           1,198
                                                                    ------------
                                                                          1,198
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.2%
Advanced Digital Information*                            77,400           1,084
Network Appliance*                                       89,700           1,842
Storage Technology*                                      53,200           1,370
                                                                    ------------
                                                                          4,296
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 6.0%
Automatic Data Processing                                72,100           2,856
Filenet*                                                102,000           2,762
First Data                                               58,100           2,387
Fiserv*                                                  59,300           2,343
Veritas Software*                                        32,400           1,204
                                                                    ------------
                                                                         11,552
--------------------------------------------------------------------------------

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 1.0%
Cognos* 2                                                60,300     $     1,846
                                                                    ------------
                                                                          1,846
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.0%
Jabil Circuit*                                           69,600           1,970
                                                                    ------------
                                                                          1,970
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 14.1%
Broadcom, Cl A*                                          66,900           2,281
DSP Group*                                               84,600           2,107
Fairchild Semiconductor
   International, Cl A*                                 137,600           3,436
Infineon Technologies ADR* 3                             82,600           1,133
Intel                                                    72,700           2,341
Microchip Technology                                     62,300           2,078
Microsemi*                                               77,500           1,905
National Semiconductor*                                  20,200             796
Nvidia*                                                 130,800           3,041
QLogic*                                                  38,200           1,971
Semtech*                                                 51,700           1,175
Silicon Laboratories*                                    25,800           1,115
Texas Instruments                                       110,300           3,241
Xilinx*                                                  14,300             554
                                                                    ------------
                                                                         27,174
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 2.0%
Cadence Design Systems*                                 128,700           2,314
Magma Design Automation*                                 63,700           1,487
                                                                    ------------
                                                                          3,801
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.5%
Informatica*                                             45,300             467
Novell*                                                  57,600             606
Oracle*                                                 270,900           3,576
Peoplesoft*                                              96,300           2,196
                                                                    ------------
                                                                          6,845
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.9%
eResearch Technology*                                    46,950           1,193
Netegrity*                                               48,300             498
                                                                    ------------
                                                                          1,691
--------------------------------------------------------------------------------
INTERNET SECURITY -- 2.3%
Secure Computing*                                        70,600           1,264
Symantec*                                                90,400           3,132
                                                                    ------------
                                                                          4,396
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.9%
Cisco Systems*                                          122,200           2,968
Foundry Networks*                                        92,000           2,517
Polycom*                                                 72,600           1,417
SafeNet*                                                 20,100             618
                                                                    ------------
                                                                          7,520
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        Market
Description                                              Shares      Value (000)
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 0.8%
Pitney Bowes                                             38,300     $     1,556
                                                                    ------------
                                                                          1,556
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 9.7%
Analog Devices*                                          69,700           3,182
Emulex*                                                  76,500           2,041
GlobespanVirata*                                        430,000           2,528
Integrated Device Technology*                           115,500           1,983
Linear Technology                                        59,700           2,512
Marvell Technology Group* 4                              28,800           1,092
Maxim Integrated Products                                55,800           2,779
O2Micro International* 5                                 23,000             515
United Microelectronics ADR* 6                          433,051           2,144
                                                                    ------------
                                                                         18,776
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 6.6%
Applied Materials*                                      122,200           2,743
Axcelis Technologies*                                   238,300           2,435
Formfactor*                                              39,400             780
KLA-Tencor*                                              50,000           2,934
Lam Research*                                            59,200           1,912
Varian Semiconductor
   Equipment Associates*                                 44,600           1,949
                                                                    ------------
                                                                         12,753
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.9%
Altiris*                                                 45,500           1,660
                                                                    ------------
                                                                          1,660
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.0%
Nokia ADR 7                                             181,600           3,087
Nortel Networks 2                                       533,100           2,255
Sonus Networks*                                          71,600             541
                                                                    ------------
                                                                          5,883
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.0%
Yahoo!*                                                  84,000           3,794
                                                                    ------------
                                                                          3,794
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.2%
Motorola                                                220,200           3,098
Qualcomm                                                 58,300           3,144
                                                                    ------------
                                                                          6,242
                                                                    ------------
TOTAL TECHNOLOGY (COST $112,889)                                        152,832
                                                                    ------------
TOTAL COMMON STOCK (COST $137,313)                                      184,203
                                                                    ------------
--------------------------------------------------------------------------------


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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                                       Face            Market
Description                                        Amount (000)      Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.0%
Morgan Stanley
   0.88%, dated 12/31/03, to be repurchased
   on 01/02/04, repurchase price
   $5,804,933 (collateralized by U.S.
   Government Obligations: total market
   value $5,924,804) (A)                              $5,805        $     5,805
                                                                    ------------
TOTAL REPURCHASE AGREEMENT (COST $5,805)                                  5,805
                                                                    ------------
TOTAL INVESTMENTS-- 98.5% (COST $143,118)                               190,008
                                                                    ------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.5%
Receivable for investment securities sold                                 3,955
Payable for investment advisory fees                                       (153)
Payable for administrative fees                                             (27)
Payable for trustees' fees                                                   (4)
Other assets and liabilities, net                                          (812)
                                                                    ------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                                   2,959
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value, unlimited
   authorization) based on 88,393,387
   outstanding shares of beneficial interest                          1,606,581
Accumulated net realized loss on investments                         (1,460,504)
Net unrealized appreciation on investments                               46,890
                                                                    ------------
TOTAL NET ASSETS-- 100.0%                                           $   192,967
                                                                    ============
 NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                        $2.18
                                                                          ======

* Non-income producing security.
1 India domiciled security traded on the NASDAQ Stock Market.
2 Canada domiciled security traded on the NASDAQ Stock Market.
3 Germany domiciled security traded on the New York Stock Exchange.
4 Bermuda domiciled security traded on the New York Stock Exchange.
5 Cayman Islands domiciled security traded on the New York Stock Exchange. 6 Taiwan domiciled security traded on the New York Stock Exchange.
7 Finland domiciled security traded on the New York Stock Exchange.
(A) -- Tri-party repurchase agreement
ADR -- American Depositary Receipt
Cl -- Class
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
     Dividends ........................................................................................      $    453
     Interest .........................................................................................            82
     Less: Foreign Taxes Withheld .....................................................................           (20)
                                                                                                             --------
        Total Investment Income .......................................................................           515
                                                                                                             --------
EXPENSES:
     Investment Advisory Fees .........................................................................         1,684
     Administrative Fees ..............................................................................           297
     Printing Fees ....................................................................................            57
     Professional Fees ................................................................................            47
     Trustees' Fees ...................................................................................            25
     Transfer Agent Fees ..............................................................................            24
     Custodian Fees ...................................................................................            14
     Interfund Lending Interest Expense* ..............................................................             2
     Other Fees .......................................................................................            20
                                                                                                             --------
          Total Expenses ..............................................................................         2,170
                                                                                                             --------
NET INVESTMENT LOSS ...................................................................................        (1,655)
                                                                                                             --------
Net Realized Gain from Security Transactions ..........................................................        24,341
Net Change in Unrealized Appreciation on Investments ..................................................        50,516
                                                                                                             --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .......................................................        74,857
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................................      $ 73,202
                                                                                                             ========

*See Note 8 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (000)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY

                                                                                                 01/01/03          01/01/02
                                                                                                    to                to
                                                                                                 12/31/03          12/31/02
                                                                                                 ---------         ---------
INVESTMENT ACTIVITIES:
   Net Investment Loss ...................................................................       $  (1,655)        $  (2,170)
   Net Realized Gain (Loss) from Security Transactions ...................................          24,341          (260,769)
   Net Change in Unrealized Appreciation on Investments ..................................          50,516            36,952
                                                                                                 ---------         ---------
   Net Increase (Decrease) in Net Assets Resulting from Operations .......................          73,202          (225,987)
                                                                                                 ---------         ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued .........................................................................          65,547            65,005
   Shares Redeemed .......................................................................        (114,048)         (124,441)
                                                                                                 ---------         ---------
   Decrease in Net Assets Derived from Capital Share Transactions ........................         (48,501)          (59,436)
                                                                                                 ---------         ---------
   Total Increase (Decrease) in Net Assets ...............................................          24,701          (285,423)
                                                                                                 ---------         ---------
NET ASSETS:
   Beginning of Year .....................................................................         168,266           453,689
                                                                                                 ---------         ---------
   End of Year ...........................................................................       $ 192,967         $ 168,266
                                                                                                 =========         =========
SHARES ISSUED AND REDEEMED:
   Shares Issued .........................................................................          36,604            30,587
   Shares Redeemed .......................................................................         (60,746)          (57,045)
                                                                                                 ---------         ---------
   Net Decrease in Shares Outstanding ....................................................         (24,142)          (26,458)
                                                                                                 =========         =========

The accompanying notes are an integral part of the financial statements.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31



                                         Net
           Net                      Realized and                                                        Net
          Asset                      Unrealized                    Distributions                       Asset
         Value,          Net          Gains or          Total          from                           Value,
        Beginning    Investment        Losses           from          Capital           Total           End        Total
         of Year        Loss        on Securities    Operations        Gains        Distributions     of Year     Return
----------------------------------------------------------------------------------------------------------------------------

  2003   $ 1.50        $(0.02)1       $  0.70         $  0.68             --               --         $ 2.18       45.33%
  2002     3.26         (0.03)          (1.73)          (1.76)            --               --           1.50      (53.99)%
  2001    24.77         (0.03)1        (14.63)         (14.66)        $(6.85)          $(6.85)          3.26      (52.32)%
  2000    46.01         (0.34)         (17.29)         (17.63)         (3.61)           (3.61)         24.77      (42.12)%
  1999    13.76         (0.13)1         32.38           32.25             --               --          46.01      234.38%

                                                                      Ratio
                                                                     of Net
                                          Ratio         Ratio      Investment
              Net                        of Net      of Expenses      Loss
            Assets,        Ratio       Investment    to Average    to Average
              End       of Expenses       Loss       Net Assets    Net Assets      Portfolio
            of Year     to Average     to Average    (Excluding    (Excluding      Turnover
             (000)      Net Assets     Net Assets     Waivers)      Waivers)         Rate
------------------------------------------------------------------------------------------

  2003    $  192,967       1.10%         (0.84)%        1.10%      (0.84)%          167.83%
  2002       168,266       1.08%         (0.85)%        1.08%      (0.85)%          236.25%
  2001       453,689       1.05%         (0.58)%        1.05%      (0.58)%          285.73%
  2000     1,160,087       1.04%         (0.77)%        1.04%      (0.77)%          311.59%
  1999     1,635,448       1.09%         (0.64)%        1.09%      (0.64)%          273.76%

1 Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2003


1.  ORGANIZATION

PBHG Technology & Communications Portfolio (the "Portfolio") is a series of PBHG Insurance Series Fund (the "Fund"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and eight others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Mid-Cap Portfolio (the "Mid-Cap Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio"), the PBHG Small Cap Portfolio (the "Small Cap Portfolio"), and the PBHG Stable Value Portfolio (the "Stable Value Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Growth II Portfolio, the Large Cap Growth Portfolio, the Mid-Cap Portfolio, the Select 20 Portfolio, the Select Value Portfolio, the Small Cap Growth Portfolio or the Small Cap Portfolio, whose financial statements are presented separately. The Stable Value Portfolio is not currently offered. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies. At December 31, 2003, 74% and 10%, respectively, of the outstanding shares of the Portfolio were held by the separate accounts of two participating insurance companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. If a security price cannot be obtained from an independent, third-party pricing agent, SEI Investments Global Funds Services (the "Sub-Administrator") shall seek to obtain a bid price from at least one independent broker. PBHG Fund Services (the "Administrator") shall supply the Sub-Administrator with the appropriate broker contact(s), and, to ensure independence, the Sub-Administrator will contact the broker(s) at least on a weekly basis in order to obtain an independent quotation. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

roceedings, realization of the collateral by a Portfolio may be delayed or limited.

COMPENSATING BALANCES -- If the Portfolio has a cash overdraft in excess of $100,000 it is required to leave 112% in compensating balance with Wachovia Bank NA, the custodian of the Portfolio, on the following day. If the Portfolio has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets. Certain prior year amounts have been reclassified to conform to current year presentation.

DIRECTED BROKERAGE -- The Portfolio may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Portfolio. Directed brokerage arrangements are reported as realized gains of the Portfolio. During the year ended December 31, 2003, the Portfolio received cash in the amount of $98,987 under these arrangements.

3.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER
    TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund (the "Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.20%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.20%, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. No amounts have been recaptured by the Adviser during the year ended December 31, 2003.

PBHG Fund Services, a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

The Fund has entered into a distribution agreement with PBHG Fund Distributors (the "Distributor") a wholly-owned subsidiary of the Adviser. The Distributor receives no compensation for serving in such capacity.

SEI Investments Global Funds Services serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator assists the Administrator in providing administrative services to the Fund. Pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid a portion of the Administrator's fee equal to the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio inthe PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund.

Certain officers and trustees of the Fund are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor. These interested persons received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments and U.S. Government securities, for the Portfolio for the year ended December 31, 2003, amounted to $313,665,970 and $369,714,404, respectively.

5.  FEDERAL TAX INFORMATION

It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.


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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2003, were primarily attributable to certain net operating losses, which for tax purposes are not available to offset future income (000):


                                   INCREASE            INCREASE
                                  ACCUMULATED        UNDISTRIBUTED
              DECREASE           NET REALIZED       NET INVESTMENT
           PAID-IN-CAPITAL           GAIN               INCOME
           ---------------       ------------       --------------
              $(1,778)               $123                $1,655

This reclassification had no effect on net assets or net asset value per share.

No dividends or distributions were declared during the years ended December 31, 2003 and 2002, respectively.

As of December 31, 2003, the components of accumulated losses were as follows
(000):

Capital loss carryforwards expiring:
           December 2009                              $(1,183,062)
           December 2010                                 (273,029)
Unrealized appreciation                                    42,477
                                                      -----------

                                                      $(1,413,614)
                                                      ===========

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a maximum period of eight years.

During the year ended December 31, 2003, the Portfolio utilized $7,804 (000) of capital loss carryforwards to offset net realized capital gains.

At December 31, 2003, the total cost of securities and the net realized gains or losses on securities for Federal income tax purposes were different from amounts reported for financial reporting purposes primarily due to losses from wash sales disallowed for tax purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for Federal income tax purposes at December 31, 2003 were as follows (000):

            FEDERAL                                       NET
              TAX      UNREALIZED      UNREALIZED     UNREALIZED
             COST     APPRECIATION    DEPRECIATION   APPRECIATION
           --------   ------------    ------------   ------------
           $147,531      $48,704        $(6,227)        $42,477

6.  CONCENTRATIONS/RISKS

The Portfolio may invest a high percentage of its assets in specific sectors of the market, such as technology, in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than if the Portfolio did not focus its investments in specific sectors. In addition, the Portfolio is concentrated, which means it will invest 25% or more of its total assets in specific industries.

7.  LINE OF CREDIT

The Portfolio may borrow an amount up to its prospectus-defined limitations, from a $150 million committed line of credit available to certain funds in the PBHG Fund Family. Prior to June 4, 2003 the line of credit available to each Portfolio was $250 million. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolio had no outstanding borrowings under the line of credit at December 31, 2003, or at any time during the year ended December 31, 2003.

8.  INTERFUND LENDING

Pursuant to resolutions adopted by the Boards of Trustees of each of PBHG Funds and PBHG Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds") a Fund may lend an amount up to its prospectus-defined limitations to other funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts and Pilgrim Baxter & Associates, Ltd.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). A Portfolio may not borrow more than 10% of its assets.

For the year ended December 31, 2003, the Portfolio borrowed funds from IRA Capital Preservation Fund (one of the funds constituting PBHG Funds). The amount borrowed was $8,286,748 and the interest paid on the borrowing and the corresponding interest rate were $1,648 and 1.26%, respectively. The average amount of borrowings during the year was $6,914,831. The Portfolio had no outstanding borrowings or loans under the interfund lending arrangement at December 31, 2003.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


9.  LITIGATION

On November 20, 2003, the Securities and Exchange Commission (the "SEC") filed a civil action in the United States District Court for the Eastern District of Pennsylvania (Civil Action 03-6341) against Pilgrim Baxter and certain former executives (the "SEC Action") based in part on allegations of improper market timing activities by those executives involving other mutual funds advised by Pilgrim Baxter. The former executives previously held the positions of Chairman of the Board, Trustee and President of the Fund. The SEC Action alleges violations of Sections 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, and Sections 206(1), 206(2) and 204A of the Investment Advisers Act of 1940. With respect to Pilgrim Baxter, the SEC Action seeks injunctions, disgorgement of profits, civil monetary penalties and other equitable relief.

In addition, on November 20, 2003, the New York Attorney General (the "NYAG") filed a civil action in the Supreme Court of the State of New York County of New York against Pilgrim Baxter, and the former executives (the "NYAG Action") based in part on the circumstances described above. The NYAG Action alleges violation of Article 23-A and Section 349 of the General Business Law of the State of New York (the Martin Act) and Section 63(12) of the State of New York's Executive Law. With respect to Pilgrim Baxter, the NYAG Action seeks injunctions, disgorgement of all fees earned throughout the period during which the alleged illegal activity occurred, disgorgement of all profits obtained from the alleged illegal activities, civil monetary penalties and other equitable relief.

In addition to the complaints described above, multiple lawsuits including class action and shareholder derivative lawsuits, have been filed in Federal and State courts against Pilgrim Baxter and PBHG Funds (but not PBHG Insurance Series
Fund), and certain related parties, primarily based upon the allegations in the SEC Action and the NYAG Action. Such lawsuits allege a variety of theories for recovery, including but not limited to violations of various provisions of the Federal securities laws and breach of fiduciary duty. The lawsuits seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

The Fund has not been named as a defendant in any of these actions. Accordingly, management is not aware of any direct financial implications to the Fund.

If Pilgrim Baxter is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended. Such results could affect the ability of Pilgrim Baxter or any company that is an affiliated person of Pilgrim Baxter from serving as an investment adviser to any registered investment company. If these results occur, Pilgrim Baxter will seek exemptive relief from the SEC to permit Pilgrim Baxter to continue to serve as the Portfolio's investment adviser. There is no assurance that such exemptive relief will be granted.

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of PBHG Technology & Communications Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PBHG Technology & Communications Portfolio (one of the Portfolios constituting the PBHG Insurance Series Fund, hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 9, 2004

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PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

PBHG DISCLOSURE NOTES (UNAUDITED)

AVERAGE

The Lipper Science & Technology Funds Average represents 324 mutual funds classified by Lipper, Inc. in the Science & Technology category.

The Lipper performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested.

The Lipper returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and expense reimbursements, performance may have been lower.

INDEX

The PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks.

The PSE Technology Index(R) (the "Index") and the Lipper Science & Technology Funds Average (the "Average") are presented for illustrative purposes only, and are not intended to imply the past or future performance of the Portfolio. The performance of the Index and Average assumes reinvestment of capital gains and income dividends but assumes no transaction costs, taxes, management fees or other expenses. A direct investment in the Index and/or Average is not possible.

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TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
As of December 31, 2003

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Funds, a registered investment company advised by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                         POSITION      TERM OF                                                     PORTFOLIOS IN        OTHER
                           HELD       OFFICE AND                                                       COMPLEX       DIRECTORSHIPS
                           WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)                      OVERSEEN           HELD
 NAME, ADDRESS, AND AGE  THE FUND    TIME SERVED           DURING PAST 5 YEARS                       BY TRUSTEE       BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 John R. Bartholdson      Trustee      Trustee     Chief Financial Officer, The Triumph                  26        Director, The
 (59)                                 since 1997   Group, Inc. (manufacturing) since 1992.                         Triumph Group,
                                                                                                                   Inc. since
                                                                                                                   1992. Trustee,
                                                                                                                   PBHG Funds
                                                                                                                   since 1997.
------------------------------------------------------------------------------------------------------------------------------------
 Jettie M. Edwards        Trustee      Trustee     Consultant, Syrus Associates (business and            26        Trustee,
 (57)                                since 1997    marketing consulting firm) 1986-2002.                           Provident
                                                                                                                   Investment
                                                                                                                   Counsel Trust
                                                                                                                   (investment
                                                                                                                   company-5
                                                                                                                   portfolios) since
                                                                                                                   1992. Trustee,
                                                                                                                   EQ Advisors
                                                                                                                   (investment
                                                                                                                   company-37
                                                                                                                   portfolios) since
                                                                                                                   1997. Trustee,
                                                                                                                   PBHG Funds since
                                                                                                                   1997.
------------------------------------------------------------------------------------------------------------------------------------
 Albert A. Miller         Trustee      Trustee     Senior Vice President, Cherry & Webb, CWT             26        Trustee, PBHG
 (69)                                since 1997    Specialty Stores 1995-2000. Advisor and Secretary,              Funds since 1997.
                                                   the Underwoman Shoppes, Inc. (retail clothing
                                                   stores) 1980-2002. Merchandising Group Vice
                                                   President, R.H. Macy & Co. (retail department
                                                   stores) 1958-1995. Retired.
------------------------------------------------------------------------------------------------------------------------------------
*Trustee of the Trust until such time as his or her successor is duly elected and appointed.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS**
------------------------------------------------------------------------------------------------------------------------------------
 David J. Bullock        President    President    President, Director and Chief Operating Officer,
 (47)                                   since      Pilgrim Baxter & Associates, Ltd. since July 2003.
                                        2003       Chief Executive Officer, Pilgrim Baxter &
                                                   Associates, Ltd., Trustee, PBHG Fund Distributors,
                                                   PBHG Shareholder Services and PBHG Fund
                                                   Services since November 2003.  President, PBHG
                                                   Funds since November 2003. President and Chief
                                                   Executive Officer, Transamerica Capital, Inc.
                                                   1998-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Lee T. Cummings        Treasurer,   Treasurer,    Vice President, Pilgrim Baxter & Associates,
 (40)                     Chief        Chief       Ltd. since January 2001 and Director of
                        Financial    Financial     Mutual Fund Operations, Pilgrim Baxter &
                         Officer,     Officer,     Associates, Ltd., 1996-2001. Treasurer,
                        Controller   Controller    Chief Financial Officer, Controller, PBHG
                                     since 1997    Funds since March 1997. President, PBHG
                                                   Shareholder Services, Inc. since June 2001.
                                                   President, PBHG Fund Distributors
                                                   1999-2003. Vice President, PBHG Fund
                                                   Distributors, since March 2003 and
                                                   Treasurer, PBHG Fund Services, 1996-1999.
                                                   President, PBHG Fund Services since
                                                   December 1998.
------------------------------------------------------------------------------------------------------------------------------------
 John M. Zerr              Vice         Vice       Senior Vice President, General Counsel and
 (41)                    President    President    Secretary, Pilgrim Baxter & Associates, Ltd.
                            and          and       since January 2001 and General Counsel and
                         Secretary    Secretary    Secretary, Pilgrim Baxter & Associates, Ltd.
                                     since 1997    since November 1996. Vice President and
                                                   Secretary, PBHG Funds, since March 1997.
                                                   General Counsel and Secretary, Pilgrim Baxter
                                                   Value Investors, Inc., 1996-2002. General
                                                   Counsel and Secretary, PBHG Fund Services
                                                   and PBHG Fund Distributors since January
                                                   1998. General Counsel and Secretary, PBHG
                                                   Shareholder Services since June 2001.
------------------------------------------------------------------------------------------------------------------------------------


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Trustees and Officers of the Trust (UNAUDITED)
As of December 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
OFFICERS** (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION         TERM OF
                             HELD          OFFICE AND
                             WITH           LENGTH OF               PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS, AND AGE    THE FUND        TIME SERVED                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Robert E. Putney, III       Vice             Vice
 (43)                      President        President          Vice President and Assistant Secretary, PBHG Funds,
                             and               and             since March 2002. Vice President, Deputy General
                           Assistant         Assistant         Counsel and Assistant Secretary, Pilgrim Baxter &
                           Secretary        Secretary          Associates, Ltd., PBHG Fund Distributors and PBHG
                                              since            Fund Services, since January 2004 and Vice President,
                                               2002            Senior Legal Counsel and Assistant Secretary 2001-
                                                               2004. Senior Counsel and Assistant Secretary, Pilgrim
                                                               Baxter Value Investors, Inc., 2001-2002. Director and
                                                               Senior Counsel, Merrill Lynch Investment Managers,
                                                               L.P. and Princeton Administrators, L.P. until December
                                                               2001; Secretary of various Merrill Lynch and Mercury
                                                               open-end funds, as well as Somerset Exchange Fund
                                                               and The Europe Fund, Inc. until December 2001.
------------------------------------------------------------------------------------------------------------------------------------
 Brian C. Dillon             Vice             Vice             Vice President and Chief Compliance Officer, Pilgrim
 (40)                      President        President          Baxter & Associates, Ltd. since April 2001. Chief
                                            since 2001         Compliance Officer, PBHG Fund Services, and PBHG
                                                               Shareholder Services, and Registered Principal,
                                                               PBHG Fund Distributors, since April 2001. Vice
                                                               President, PBHG Funds since April 2001. Chief
                                                               Compliance Officer, Pilgrim Baxter Value Investors,
                                                               Inc., 2001-2002. Chief Compliance Officer, Pilgrim
                                                               Baxter Private Equity Advisor, 2001-2003. Vice
                                                               President and Deputy Compliance Director, Delaware
                                                               Investments, 1995-2001.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen F. Panner         Assistant         Assistant         Fund Administration Manager, Pilgrim Baxter &
 (33)                      Treasurer         Treasurer         Associates, Ltd., since February 2000. Assistant
                                            since 2000         Treasurer, PBHG Funds, since December 2000.
                                                               Fund Accounting Manager, SEI Investments
                                                               Mutual Funds Services, 1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 William P. Schanne        Assistant         Assistant         Fund Administration Associate, Pilgrim Baxter &
 (31)                      Treasurer         Treasurer         Associates, Ltd., since August 2001. Assistant Treasurer,
                                            since 2001         PBHG Funds, since December 2001. Fund
                                                               Accounting Supervisor, PFPC, Inc., 1999-2001. Fund
                                                               Accountant, PFPC, Inc., 1998-1999. Annuity Loan
                                                               Officer and Fund Auditor, Carpenters Health and
                                                               Welfare of Philadelphia, 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 John C. Munch                Vice             Vice            Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President         President         Investments Global Funds Services and SEI
 Oaks, PA 19456               and               and            Investments Distribution Co. since November 2001.
 (32)                      Assistant         Assistant         Vice President and Assistant Secretary, PBHG
                           Secretary        Secretary          Funds, since September 2002. Associate, Howard,
                                            since 2002         Rice, Nemerovski, Canady, Falk & Rabkin, 1998-
                                                               2001. Associate, Seward & Kissel, LLP 1996-1998.
------------------------------------------------------------------------------------------------------------------------------------
 Timothy D. Barto            Vice             Vice             Vice President and Assistant Secretary of SEI
 One Freedom Valley Road   President        President          Investments Co. and Vice President and Assistant
 Oaks, PA 19456              and               and             Secretary of SEI Investments Global Funds Services
 (35)                      Assistant        Assistant          and SEI Investments Distribution Co., since November
                           Secretary         Secretary         1999. Vice President and Assistant Secretary, PBHG
                                            since 2000         Funds, since April 2000. Associate, Dechert Price &
                                                               Rhoads 1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

**Officer of the Trust until such time as his or her successor is duly elected and qualified.

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                                          PBHG Insurance Series Fund
                                          P.O. Box 419229
                                          Kansas City, MO 64141-6229

                                          Investment Adviser
                                          Pilgrim Baxter & Associates,Ltd.

                                          Distributor:
                                          PBHG Fund Distributors


This annual report is for the information of PBHG Insurance Series Fund shareholders, but may be used with prospective investors when preceded or accompanied by a current prospectus for PBHG Insurance Series Fund and a performance update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report present past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Managers' comments are as of December 31, 2003, are subject to change, and may not reflect their current views. This material represents the managers' assessment of their portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the Portfolios or any stock in particular. The purchase and sale information provided should not be construed as a recommendation to purchase or sell a particular security. There is no assurance, as of the date of publication of this material, that the securities purchased remain in the portfolio or that the securities sold have not been repurchased.

PBHG Insurance Series Fund is only available through certain variable annuity and variable life contracts offered by the separate accounts of participating insurance companies. The performance shown in this report does not reflect the expenses of the insurance company separate accounts. You should contact the appropriate insurance company for that information. Variable annuity and life contracts are intended to be long-term investment vehicles. Early redemptions could be subject to surrender charges imposed by the insurance company and tax penalties imposed under the relevant tax code(s). If you have questions about the tax implications of these vehicles, you should contact a qualified tax professional.

A description of the guidelines that the Portfolio or the Portfolio's investment adviser/sub-adviser uses to vote proxies relating to portfolio securities is available without charge (i) upon request, by calling 800-347-9256; and (ii) on the Commission's website at http//www.sec.gov; and beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge on the Commission's website at http://www.sec.gov.
------------------

The PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to
Section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 1-800-347-9256 or by visiting the Securities Exchange Commission website at www.sec.gov.
                               -----------


03-375 8/03

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive and Senior Financial Officers which can be found at www.pbhgfunds.com/materials

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John R. Bartholdson who is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.     Principal Accountant Fees and Services.

Fees Billed by PricewaterhouseCoopers LLP Related to the Fund

         PricewaterhouseCoopers LLP billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                              Percentage of Fees                           Percentage of Fees
                                              Billed Applicable                            Billed Applicable
                                              to Non-Audit                                   to Non-Audit
                                              Services Provided                            Services Provided
                                              in 2003 Pursuant                             in 2002 Pursuant to
                       Fees Billed for     to Waiver of           Fees Billed for         Waiver of
                        Services Rendered     Pre-Approval         Services Rendered to     Pre-Approval
                       to the Fund in 2003    Requirement(1)(2)      the Fund in 2002      Requirement(1)(2)
                       -------------------    -----------------      ----------------      -----------------

Audit Fees                    $108,161            N/A                      $97,834                 N/A
Audit-Related Fees(3)         $ 27,000             0%                      $     0                 N/A
Tax Fees                      $      0             0%                      $     0                 N/A
All Other Fees                $      0             0%                      $     0                 N/A
Total Fees                    $135,161                                     $97,834                 N/A




PricewaterhouseCoopers LLP billed the Fund aggregate non-audit fees of $27,000 for the fiscal year ended 2003, and $0 for the fiscal year ended 2002, for non-audit services rendered to the Fund.
------------------------------------

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year; and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for debt covenant letter procedures for the Funds' Line of Credit Agreement and interfund lending procedures.

Fees Billed by PricewaterhouseCoopers LLP Related to Pilgrim Baxter & Associates, Ltd., PBHG Fund Services, PBHG Fund Distributors and PBHG Shareholder Services, Inc. (the "Investment Adviser Affiliates").

         PricewaterhouseCoopers LLP billed Pilgrim Baxter & Associates, Ltd. and Investment Adviser Affiliates aggregate fees for pre-approved non-audit services rendered to Pilgrim Baxter & Associates, Ltd. and Investment Adviser Affiliates for the last two fiscal years as follows:

                         Fees Billed for                                Fees Billed for
                       Non-Audit Services                             Non-Audit Services
                       Rendered to Pilgrim                            Rendered to Pilgrim
                      Baxter & Associates,                           Baxter & Associates,
                      Ltd. and Investment      Percentage of Fees    Ltd. and Investment     Percentage of Fees
                       Adviser Affiliates    Billed Applicable to    Adviser Affiliates     Billed Applicable to
                        in 2003 That Were      Non-Audit Services      in 2002 That Were      Non-Audit Services
                            Required            Provided in 2003           Required            Provided in 2002
                       to be Pre-Approved    Pursuant to Waiver of    to be Pre-Approved    Pursuant to Waiver of
                          by the Fund's           Pre-Approval           by the Fund's           Pre-Approval
                       Audit Committee(1)      Requirement(2)(3)      Audit Committee(1)      Requirement(2)(3)

Audit-Related Fees            $0                     0%                      N/A                    N/A
Tax Fees                      $0                     0%                      N/A                    N/A
All Other Fees                $0                     0%                      N/A                    N/A
Total Fees                    $0                     0%                      N/A                    N/A


PricewaterhouseCoopers LLP billed Pilgrim Baxter & Associates, Ltd. and PBHG Fund Services, PBHG Fund Distributors and PBHG Shareholder Services, Inc. aggregate non-audit fees of $0 for the fiscal year ended 2003, and $0 for the fiscal year ended 2002, for non-audit services rendered to Pilgrim Baxter & Associates, Ltd. and Investment Adviser Affiliates.
--------------------------------------

(1) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to Pilgrim Baxter & Associates, Ltd. and Investment Adviser Affiliates.

(2) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Fund during a fiscal year; and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

Pursuant to its charter, the Audit Committee shall appoint, compensate, oversee and, where appropriate, terminate the Funds' independent auditors. In selecting independent auditors for the Funds, the Joint Audit Committee may consider recommendations made by management. To the extent required by Section 10A of the Exchange Act, the Joint Audit Committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the Funds by their independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the Funds. Such preapproval may be granted by one or more members of the Joint Audit Committee, so long as any such member's decision to preapprove is presented to the full Joint Audit Committee, solely for information purposes, at its next scheduled meeting.

 The Joint Audit Committee shall review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Funds.

Joint Audit Committee members shall evaluate the independent audit firm's performance and financial stability.

In reviewing the recommendation of an independent auditor for the Funds, the Joint Audit Committee shall use the following standard of independence: "Whether a reasonable investor with knowledge of all relevant facts and circumstances would conclude that the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant's engagement."

The Joint Audit Committee shall request from the independent auditors the information required to be considered by the Joint Audit Committee under Item 9 of Schedule 14A of the Exchange Act.

The Joint Audit Committee shall request from the independent auditors a written statement describing all relationships between the auditors and the Funds, the investment adviser, the distributor and their appropriate corporate affiliates. The Joint Audit Committee shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by item 306 of Regulation S-K, and shall discuss with the independent auditors their independence.

The Joint Audit Committee shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds, (ii) their advisers or (iii) any person that controls, is controlled by or is under common control with such adviser and that provides services to the Funds, is compatible with maintaining the independent auditors' independence.



Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  (Reserved)

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchasers of Equity Securities byClosed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9.    Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 10.  Exhibits.

(a)(1) The Registrant has adopted a code of ethics that applies to the registrant's Principal Executive and Senior Financial Officer which can be found at www.pbhgfunds.com/material.
         --------------------------

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                          PBHG Insurance Series Fund


By (Signature and Title)*             /s/ David J. Bullock
                                      -----------------------------------------
                                      David J. Bullock, President and Principal
                                      Executive Officer
Date 2/20/04





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*             /s/ David J. Bullock
                                      -----------------------------------------
                                      David J. Bullock, President and Principal
                                      Executive Officer
Date 2/20/04


By (Signature and Title)*             /s/ Lee T. Cummings
                                      -----------------------------------------
                                      Lee T. Cummings, Treasurer and Principal
                                      Financial Officer
Date 2/20/04
* Print the name and title of each signing officer under his or her signature.